                                                                    EXHIBIT 10.1

                             PARTICIPATION AGREEMENT

                                      among

                           UNIVERSAL COMPRESSION, INC.
                                    as Lessee

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                                  as Guarantor

                            WILMINGTON TRUST COMPANY,
                not in its individual capacity but as Trustee of
                      UNIVERSAL COMPRESSION TRUST (2000-1)
               under the Trust Agreement dated as of May 25, 2000,
                                    as Lessor

                            WILMINGTON TRUST COMPANY,
                           in its individual capacity,
                                as Trust Company

                      DEUTSCHE BANK AG, NEW YORK BRANCH and
               the financial institutions listed on the signature
                                  pages hereof
                   or that may hereafter become party hereto,
                             as Certificate Holders

                              BANKERS TRUST COMPANY
                             as Administrative Agent

                              BANKERS TRUST COMPANY
                               as Collateral Agent

                                       and

                     the other financial institutions listed
                    on the signature pages hereof or that may hereafter become party hereto as Lenders

                                  May 30, 2000


              ----------------------------------------------------
                           UNIVERSAL COMPRESSION, INC.
                        NATURAL GAS COMPRESSOR EQUIPMENT
                               FINANCING FACILITY
              ----------------------------------------------------

                                TABLE OF CONTENTS

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1.  Definitions and Usage....................................................................................2


2.  Representations and Warranties...........................................................................2

    2.1.     Lessee Representations and Warranties...........................................................2
    2.2.     Further Lessee Representations and Warranties...................................................3
    2.3.     Guarantor Representations and Warranties........................................................5
    2.4.     Lessor Representations and Warranties For Benefit of All Parties...............................12
    2.5.     Lessor Representations and Warranties For Benefit of Lenders, Certificate
             Holders, the Administrative Agent and the Collateral Agent.....................................14
    2.6.     Further Lessor Representations and Warranties For Benefit of Lenders,
             Certificate Holders, the Administrative Agent and the Collateral Agent.........................14
    2.7.     Trust Company Representations and Warranties...................................................15
    2.8.     Representations and Warranties of Deutsche Bank in its capacity as a
             Certificate Holder.............................................................................16
    2.9.     Lenders and Certificate Holders Representations and Warranties.................................18
    2.10.    Warranty Disclaimers...........................................................................18

3.  Conditions Precedent....................................................................................18

    3.1.     Lessor Conditions..............................................................................18
             (a)      Conditions Precedent to the Closing Date..............................................18
             (b)      Conditions Precedent to each Funding Date.............................................19
             (c)      Lessor Conditions to the Funding Date for each Sale/Leaseback.........................22
             (d)      Lessor Conditions to the First Funding Date for an Item of
                      Equipment to be Assembled.............................................................22
             (e)      Lessor Conditions to each Funding Date for an Item of Equipment to be Assembled..........................................................................22
             (f)      Lessor Conditions for Final Funding Date for an Assembled Item of
                      Equipment.............................................................................23
    3.2.     Lender Conditions..............................................................................23
             (a)      Lender Conditions on the Closing Date.................................................23
             (b)      Lender Conditions for each Funding Date...............................................23
    3.3.     Certificate Holders Conditions.................................................................25
             (a)      Certificate Holder Conditions on the Closing Date.....................................25
             (b)      Certificate Holder Conditions for each Funding Date...................................25

4.  Commitments and Fundings................................................................................26

    4.1.     Certificate Holder Commitments.................................................................26
    4.2.     Lender Commitments.............................................................................26



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
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    4.3.     Lessor Commitment to Purchase..................................................................27
    4.4.     Lessor Commitment to Reimburse Component Costs.................................................27
    4.5.     Amendment of Master Budget.....................................................................27
    4.6.     Lease Agreement Supplements....................................................................27
    4.7.     Rights in Equipment............................................................................27
    4.8.     Funding Dates..................................................................................28
    4.9.     Adjustment of Acquisition Cost.................................................................28
    4.10.    Funding Escrow.................................................................................29
    4.11.    Administrative Agent Funding...................................................................30

5.  Selection of Lease Payment Period.......................................................................30


6.  Default Purchase Options and Cure Rights................................................................31

    6.1.     Right to Cure Certain Lease Events of Default..................................................31
    6.2.     Certificate Holders Default Purchase Option....................................................31
    6.3.     Lessee Cure Right..............................................................................32

7.  Security................................................................................................33

    7.1.     Security Interest..............................................................................33
    7.2.     Further Assurances.............................................................................34
    7.3.     Termination....................................................................................34
    7.4.     Other Security.................................................................................35
    7.5.     Power of Attorney..............................................................................35
    7.6.     Assignment of Rights...........................................................................35
    7.7.     Transfer of the Collateral by the Collateral Agent.............................................36
    7.8.     No Segregation of Monies; No Interest..........................................................36
    7.9.     Distribution of Moneys.........................................................................36
             (a)  Scheduled and End of Term Payments........................................................36
             (b)  Partial Prepayments.......................................................................37
    7.10.    Payments after a Loan Event of Default.........................................................37
    7.11.    Application of Certain Other Payments..........................................................38
    7.12.    Other Payments.................................................................................38
    7.13.    Retention of Amounts by the Collateral Agent...................................................38
    7.14.    Conflicts......................................................................................38

8.  Guaranty................................................................................................38


9.  Covenants...............................................................................................40

    9.1.     Lessor Covenants...............................................................................40
    9.2.     Trust Company Covenants........................................................................42
    9.3.     Certificate Holders Covenants..................................................................42
    9.4.     Lender and Collateral Agent Covenant...........................................................43
    9.5.     Lessee and Guarantor Covenants.................................................................43
             (a)      Information Covenants.................................................................43



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
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             (b)      Books, Records and Inspections........................................................45
             (c)      Compliance with Statutes, etc.........................................................45
             (d)      Compliance with Environmental Laws....................................................45
             (e)      ERISA.................................................................................46
             (f)      Performance of Obligations............................................................47
             (g)      Payment of Taxes......................................................................47
             (h)      Liens.................................................................................48
             (i)      Consolidation, Merger, Purchase or Sale of Assets, etc................................50
             (j)      Dividends.............................................................................53
             (k)      Indebtedness..........................................................................54
             (l)      Transactions with Affiliates..........................................................55
             (m)      Consolidated EBITDAR to Total Interest Expense........................................56
             (n)      Maximum Leverage Ratio................................................................57
             (o)      Maximum Senior Secured Leverage Ratio.................................................58
             (p)      Business..............................................................................60
             (q)      Advances, Investments and Loans.......................................................60
             (r)      Capital Expenditures..................................................................62
             (s)      Public Utility Holding Company........................................................63
             (t)      Special Purpose Corporation...........................................................64
             (u)      End of Fiscal Years; Fiscal Quarters..................................................64
             (v)      Punctual Payment......................................................................64
             (w)      Perfection and Maintenance of Security Interest.......................................64
             (x)      Default and Cross Default on Material Debt............................................64
             (y)      Change in Corporate Offices...........................................................65
             (z)      Use of ERISA Assets...................................................................65
             (aa)     Payment of Fees.......................................................................65
             (bb)     Maintenance of Property; Insurance....................................................65
             (cc)     Corporate Franchises..................................................................66
    9.6.     Covenant of Lenders, Lessor, the Administrative Agent, Collateral Agent,
             Trust Company and Certificate Holders..........................................................66

10. Indemnities.............................................................................................67

    10.1.    Lessee General Indemnification.................................................................67
    10.2.    Exceptions to Lessee's General Indemnification.................................................68
    10.3.    Tax Indemnity..................................................................................69
             10.3.1.  General Indemnity.....................................................................69
             10.3.2.  Exceptions to Tax Indemnity...........................................................70
             10.3.3.  Payment of Taxes......................................................................71
             10.3.4.  Tax Filings...........................................................................72
             10.3.5.  Withholdings..........................................................................72
             10.3.6.  Tax Contests..........................................................................73
             10.3.7.  Special Tax Indemnity.................................................................74
    10.4.    Increased Costs, Illegality, etc...............................................................75
    10.5.    Lessee Indemnity...............................................................................77
    10.6.    Survival.......................................................................................77



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
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11. Administrative Agent and Collateral Agent...............................................................77

    11.1.    Authorization and Action of Administrative Agent...............................................77
    11.2.    Delegation of Duties...........................................................................79
    11.3.    Agent's Reliance, etc..........................................................................79
    11.4.    Administrative Agent, Collateral Agent and Affiliates..........................................80
    11.5.    Lender and Certificate Holder Credit Decision..................................................80
    11.6.    Indemnification................................................................................80
    11.7.    Successor Administrative Agent and Collateral Agent; Termination of Agency.....................81
    11.8.    Registration of Notes and Certificates.........................................................81

12. Miscellaneous...........................................................................................82

    12.1.    Expenses.......................................................................................82
    12.2.    Amendments.....................................................................................82
    12.3.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.........................84
    12.4.    Notices........................................................................................85
    12.5.    Interests in the Equipment.....................................................................87
    12.6.    Descriptive Headings, etc......................................................................87
    12.7.    Benefit of Agreement; Assignment...............................................................88
    12.8.    Execution and Effectiveness....................................................................90
    12.9.    Confidentiality................................................................................90
    12.10.   Survival.......................................................................................91
    12.11.   Severability...................................................................................91
    12.12.   No Broker......................................................................................91
    12.13.   Performance by Lenders and Certificate Holders; Replacement of Lenders;
             Replacement of Certificate Holders.............................................................91
    12.14.   Limited Recourse Against Certificate Holders and Trust Company.................................93
    12.15.   Concerning Lessor..............................................................................93
    12.16.   Consent and Agreement of Lessee and Guarantor..................................................94

APPENDICES, EXHIBITS AND SCHEDULES


APPENDIX A    Definitions



SCHEDULE 1    Description of Equipment

SCHEDULE 2    Pricing Grid

SCHEDULE 3    Lender Commitments and Certificate Holders Commitments

SCHEDULE 4 Lenders' and Certificate Holders' Notice Addresses, Payment Instructions and Responsible Officers

SCHEDULE 5    Liens

SCHEDULE 6    Indebtedness

SCHEDULE 7    Subsidiaries

SCHEDULE 8    Insurance

SCHEDULE 9    ERISA Plans

SCHEDULE 10   Existing Investments



EXHIBIT A     [Form of] Bill of Sale and Receipt

EXHIBIT B-1   [Form of] Certificate of Sale/Leaseback Equipment Relating to
              Lease Agreement Supplement No. __

EXHIBIT       B-2 [Form of] Certificate of Equipment for Items of
              Equipment to Be Assembled Relating to Lease
              Supplement No. __

EXHIBIT C     [Form of] Funding Notice and Instructions re Funds on Funding Date

EXHIBIT D     [Form of] Completion Certificate

         This PARTICIPATION AGREEMENT, dated as of May 30, 2000 (together with all amendments and supplements hereto, this "Agreement") is among UNIVERSAL COMPRESSION, INC., a Texas corporation (together with its successors and permitted assigns, "Lessee"), UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation (together with its successors and permitted assigns, "Guarantor"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Trustee of UNIVERSAL COMPRESSION TRUST (2000-1) under the Trust Agreement dated as of May 25, 2000 (the "Lessor") and in its individual capacity, but only where so specified (together with its successors and permitted assigns, "Trust Company"), DEUTSCHE BANK AG, NEW YORK BRANCH, and the financial institutions listed on the signature pages hereof or that may thereafter become party hereto as Certificate Holders (each a "Certificate Holder" and collectively the "Certificate Holders"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, together with its successors and permitted assigns in such capacity, the "Administrative Agent") and BANKERS TRUST COMPANY, as Collateral Agent (in such capacity, together with its successors and permitted assigns in such capacity, the "Collateral Agent") and each of the financial institutions listed on the signature pages hereof or that may hereafter become party hereto as lenders (the "Lenders").


                              W I T N E S S E T H:


         WHEREAS, Lessor has agreed to acquire certain natural gas compressor equipment from Lessee and pursuant to the Assembly Agency Agreement of even date herewith between Lessor and Lessee (the "Assembly Agency Agreement"), Lessee and Lessor have agreed that Lessee will act as Assembly Agent and supervise the acquisition, construction and assembly of additional natural gas compressor equipment on behalf of Lessor;

         WHEREAS, Lessor has agreed to lease to Lessee such natural gas compressor equipment pursuant to a Master Equipment Lease Agreement of even date herewith between Lessee and Lessor (the "Lease Agreement");

         WHEREAS, Lenders have agreed to make a loan or loans to Lessor subject to the conditions, restrictions and limitations in this Agreement and in the Loan Agreement dated as of May 30, 2000, among Lessor, the Lenders, the Collateral Agent and the Administrative Agent (the "Loan Agreement"), for the purpose of financing Lessor's acquisition of the natural gas compressor equipment to be leased under the Lease Agreement;

         WHEREAS, Lessee is a subsidiary of Guarantor, and to induce Lessor to lease the natural gas compressor equipment to Lessee and to induce Lenders to make a loan or loans to Lessor, Guarantor has agreed to guarantee certain of Lessee's obligations under the Operative Documents;

         WHEREAS, to induce Lenders to make a loan or loans to Lessor, Lessor has agreed to provide Collateral Agent on behalf of Lenders certain security in accordance with the terms of the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

         1. Definitions and Usage.

         Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in Appendix A.

         2. Representations and Warranties.

         2.1. Lessee Representations and Warranties. Lessee hereby represents and warrants as of the date hereof and on each Funding Date for the benefit of each other party hereto that:

         (a) Lessee (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on Lessee's ability to perform its obligations under the Operative Documents or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (b) Lessee has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Operative Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Operative Documents. Lessee has duly executed and delivered each of the Operative Documents to which it is party, and each of such Operative Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the leasing of the Equipment, the execution, delivery or performance by Lessee of the Operative Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will, after giving effect to any waivers, conflict with or result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the property or assets of Lessee pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Lessee.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (other than the filing of the Lessee Financing Statements and except as have otherwise been obtained or made on or prior to the Closing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Lessee of any Operative Document to which it is a party or (ii) the legality, validity, binding effect or enforceability against Lessee of any such Operative Document.

         (e) There is no action, suit or other proceeding pending or, to the best knowledge of Lessee, threatened, (i) with respect to the Revolver or the transaction contemplated herein or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessee and its Subsidiaries taken as a whole.

         (f) No Lease Default has occurred and is continuing.

         (g) All representations and warranties of Lessee (or its predecessors in interest) set forth in the other Operative Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of each Funding Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

         (h) Lessee's chief executive office and its principal place of business are located at 4440 Brittmoore Road, Houston, Texas 77041.

         (i) Tax Registration. The transaction contemplated hereby (i) is not required to be registered pursuant to Code Section 6111(d) or any regulation promulgated thereunder or (ii) was properly and timely registered in accordance with Code Section 6111(d) and any regulations promulgated thereunder as of the Closing Date and the correct registration number was (or will be within 10 Business Days of receipt by Lessee) provided to the Certificate Holders and Lenders identified in the Operative Documents on the Closing Date by name and address. Each party hereto hereby agrees to provide to Lessee promptly after written request therefor any information requested by Lessee on or prior to the Closing Date and necessary for Lessee to register the transaction.

         2.2. Further Lessee Representations and Warranties. Lessee hereby represents and warrants as of each Funding Date for the benefit of each other party hereto that:

         (a) For each Item of Equipment sold by Lessee to Lessor, immediately prior to giving effect to the sale thereof to Lessor, Lessee has good and marketable title to such Item of Equipment.

         (b) For each Component sold by Lessee to Lessor or purchased by Lessee on behalf of Lessor in accordance with the Assembly Agency Agreement, at the time of such sale or purchase and on the Funding Date for such Component, Lessor has good and marketable title to such Component, such Component has not been previously used and, with respect to any Component that is a natural gas driver, compressor or air cooler, payment in full has been made by or on behalf of Lessee or Lessor to the vendor of such Component.

         (c) On the last Funding Date for the reimbursement of the Component Costs for an Item of Equipment assembled by Lessee on behalf of Lessor in accordance with the Assembly Agency Agreement, Lessor has good and marketable title to such Item of Equipment.

         (d) There are no Liens other than Permitted Liens and Lessor Liens on any Item of Equipment, any Component, the proceeds of any Item of Equipment or Component or the insurance required under the Lease Agreement.

         (e) Each Item of Equipment is personal property and not a fixture attached to realty under Applicable Law, and each Item of Equipment has permanently affixed thereto the serial number or other identification number set forth therefor on the Lease Agreement Supplement for such Item.

         (f) For each Item of Equipment, Lessor and the Collateral Agent shall be entitled to all of the rights and benefits and priorities provided to a holder of a perfected first priority Lien under Applicable Law, and on each Funding Date, all recordations and filings shall have been accomplished in each jurisdiction as may be required by law to establish and perfect Lessor's and the Collateral Agent's respective rights in and to such Lessee Collateral or Lessor Collateral, as the case may be, and any giving of notice or any other action to such end required by Applicable Law has been given or taken.

         (g) The provisions of this Agreement are effective to create in favor of the Collateral Agent for the benefit of the Lenders a legal, valid and enforceable security interest in all right, title and interest of the Lessor in the Lessor Collateral, and, in reliance on the accuracy of the representation and warranty of the Lessor in Section 2.5(b), the filing of the financing statements executed by Lessor as debtor with the Secretary of State for the State of Delaware and in the applicable filing office(s) in each state in which Items of Equipment are located perfects such security interest in the Lessor Collateral, subject to no Liens other than Permitted Liens and Lessor Liens, and the Collateral Agent shall be entitled to all of the rights, benefits, and priorities provided to a holder of liens of such type under Applicable Law.

         (h) Lessee has delivered to Lessor a true, correct and complete Certificate of Equipment for each Item of Equipment.

         (i) Each Item of Equipment sold by Lessee to Lessor on such Funding Date (other than Items for which Lessee has delivered to Lessor and the Administrative Agent at least five (5) Business Days prior to such funding an Appraisal confirming that each of the fair market value and Residual Value (estimated in good faith by Lessee) of such Item is greater than or equal to the Acquisition Cost therefor) at the time of such sale has a Date of Manufacture or a Date of Overhaul no earlier than five (5) years prior to such Funding Date.

         (j) Each Item of Equipment is in compliance with identification mark requirements of Section 15 of the Lease Agreement.

         (k) Each Item of Equipment, other than Items of Equipment made subject to the Lease Agreement prior to such Funding Date, is in proper working order.

         (l) No Event of Loss or event which with the passage of time would become an Event of Loss has occurred with respect to any Item of Equipment or any Component funded on such Funding Date.

         (m) As of the Closing Date, and as of each Funding Date, (i) no Item of Equipment is intended by Lessee to be "equipment used in farming operations" as such terms are used in Section 9-401 of the New York Uniform Commercial Code or any correlative provision of any other applicable state's Uniform Commercial Code and, (ii) no Item of Equipment shall be "goods covered by a certificate of title issued under a statute of this state or of another jurisdiction under the law of which indication of a security interest on the certificate is required as a condition of perfection" within the meaning of Section 9-103 of the New York Uniform Commercial Code or any correlative provision of any other applicable state's Uniform Commercial Code.

         2.3. Guarantor Representations and Warranties. Guarantor hereby represents and warrants as of the date hereof and on each Funding Date for the benefit of each party hereto that:

         (a) Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (b) Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Operative Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Operative Documents. Guarantor has duly executed and delivered each of the Operative Documents to which it is party, and each of such Operative Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) Neither the execution, delivery or performance by Guarantor of the Operative Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will, after giving effect to any waivers, conflict with or result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the property or assets of Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Guarantor or any of its Subsidiaries.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have otherwise been obtained or made on or prior to the Closing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Guarantor of any Operative Document to which it is a party or (ii) the legality, validity, binding effect or enforceability against Guarantor of any such Operative Document.

         (e) The audited consolidated balance sheets of Guarantor and its Subsidiaries for the fiscal years ended on March 31, 1999 and March 31, 2000 and the related statements of income, cash flows and shareholders' equity of Guarantor and its Subsidiaries for the fiscal years ended on such dates, which annual financial statements have been examined by Deloitte & Touche LLP, certified public accountants, who delivered an unqualified opinion with respect thereto and copies of which have heretofore been delivered to each Lender, Certificate Holder and the Administrative Agent, present fairly in all material respects the financial position of Guarantor and its Subsidiaries at the date of such balance sheets and the results of the operations of Guarantor and its Subsidiaries for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The pro forma consolidated financial statements of Guarantor and its Subsidiaries as of March 31, 2000 (as contained in amendment No. 2 to the Registration Statement filed on Form S-1 with the Securities and Exchange Commission with respect to the Guarantor IPO), in each case after giving effect to the Guarantor IPO, the Repurchase and the transaction contemplated by the Operative Documents, copies of which have been furnished to the Lenders, the Certificate Holders and the Administrative Agent prior to the Closing Date, present fairly in all material respects the pro forma consolidated financial position of Guarantor and its Subsidiaries as of March 31, 2000. After giving effect to the Guarantor IPO, the Repurchase, the Revolver and the transaction contemplated by the Operative Documents, since March 31, 2000, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessee or of Guarantor and its Subsidiaries taken as a whole.

         (f) On and as of the Closing Date and after giving effect to the Guarantor IPO, the Repurchase, the Revolver and the transactions contemplated by the Operative Documents and to all Indebtedness (including any Loans) being incurred or assumed and Liens created by Lessee and Guarantor in connection therewith (i) the sum of the assets, at a fair valuation, of each of Lessee on a stand-alone basis and of Guarantor and its Subsidiaries taken as a whole will exceed its debts; (ii) each of Lessee on a stand-alone basis and Guarantor and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and (iii) each of Lessee on a stand-alone basis and Guarantor and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this Section 2.3(f), "debt" means any liability on a claim, and "claim" means (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (B) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         (g) Except as fully disclosed in the financial statements delivered pursuant to Section 2.3(e) or the Operative Documents, there are as of the date hereof no liabilities or obligations with respect to Guarantor or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to Lessee or to Guarantor and its Subsidiaries taken as a whole. As of the date hereof, neither Guarantor nor Lessee knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 2.3(e) or the Operative Documents which, either individually or in the aggregate, could reasonably be expected to be material to the Lessee or to Guarantor and its Subsidiaries taken as a whole.

         (h) On and as of the date hereof, the Projections delivered to the Administrative Agent, the Certificate Holders and the Lenders prior to the date hereof have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to Guarantor or Lessee to be misleading in any material respect or which fail to take into account material information known to Guarantor or Lessee regarding the matters reported therein. On the date hereof, Guarantor and Lessee believe that the Projections are reasonable and attainable, it being recognized by Lessor and the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

         (i) There is no action, suit or other proceeding now pending or, to the best knowledge of Guarantor, threatened (i) with respect to the Guarantor IPO, the Repurchase, the Revolver or the transaction contemplated herein or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (j) All factual information (taken as a whole) furnished by Guarantor in writing to the Administrative Agent (including, without limitation, all information contained in the Operative Documents) for purposes of or in connection with this Participation Agreement, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by Guarantor in writing to the Administrative Agent, Lessor or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

         (k) Guarantor and each of its Subsidiaries have timely filed or caused to be timely filed with the appropriate taxing authority, all Federal, state and other returns, statements, forms and reports for taxes, domestic and foreign (the "Returns") required to be filed by or with respect to the income, properties or operations of Guarantor and/or any of its Subsidiaries. The Returns accurately reflect all material liability for taxes of Guarantor and its Subsidiaries for the periods covered thereby. Guarantor and each of its Subsidiaries have paid all taxes payable by them other than taxes contested in good faith and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in
Section 2.3(e), as of the date hereof, there is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of Guarantor and Lessee, threatened by any authority regarding any taxes relating to Guarantor or any of its Subsidiaries. As of the Closing Date, neither Guarantor nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of U.S. Federal income taxes of Guarantor or any of its Subsidiaries or is aware of any agreement or waiver extending any statute of limitations relating to the payment or collection of other taxes of Guarantor or any of its Subsidiaries. None of Guarantor or any of its Subsidiaries has provided, with respect to itself or property held by it, any consent under
Section 341 of the Code.

         (l) Except as set forth on Schedule 9, each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; to the best knowledge of Guarantor and Lessee, each Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan which is subject to Title IV of ERISA has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; to the best knowledge of Guarantor and the Lessee, no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; all contributions required to be made with respect to a Plan have been timely made, neither Guarantor nor any Subsidiary of Guarantor nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to Guarantor or any Subsidiary of Guarantor or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, to the best knowledge of Guarantor and the Lessee, expected or threatened; to the best knowledge of Guarantor, using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Guarantor and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent funding, would not exceed $50,000; no lien imposed under the Code or ERISA on the assets of Guarantor or any Subsidiary of Guarantor or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Guarantor and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

         (m) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither Guarantor nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of Guarantor's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

         (n) Assuming the accuracy at all times of the representation and warranty of each Lender and Certificate Holder in Section 2.9 of this Agreement, the execution and delivery of this Agreement will be exempt from, or will not involve any transaction which is subject to, the prohibitions of either Section 406 of ERISA or Section 4975 of the Code and will not involve any transaction in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Code.

         (o) All representations and warranties of Guarantor (or its predecessors in interest) set forth in the other Operative Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of each Funding Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

         (p) Guarantor and each of its Subsidiaries have good and marketable title to all material properties owned by them, including all property owned by them, including all property reflected in the balance sheets referred to in
Section 2.3(e) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business), free and clear of all Liens, other than (i) as referred to in the balance sheet or in the notes thereto or
(ii) Permitted Guarantor Liens.

         (q) On the Closing Date and after giving effect to the transactions contemplated hereby, (i) the authorized capital stock of Guarantor shall consist of (a) 200,000,000 shares of common stock, $.01 par value per share, of which 12,707,769 shares shall be issued and 12,695,861 shall be outstanding and (b) 50,000,000 shares of preferred stock, none of which shall be issued and outstanding and (ii) the authorized capital stock of Lessee shall consist of 5,000 shares of common stock, $10 par value per share, of which 4,900 shall be issued and outstanding, all of the shares of which shall be owned by Guarantor. All such outstanding shares of common stock have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. Neither Guarantor nor Lessee has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

         (r) As of the date hereof, Guarantor has no Subsidiaries other than those Subsidiaries listed on Schedule 7 hereto. Schedule 7 correctly sets forth, as of the Closing Date, the percentage ownership (direct and indirect) of Lessee in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

         (s) Each of Guarantor and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Lessee's or Guarantor's ability to perform its obligations under the Operative Documents or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (t) Neither Guarantor nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         (u) Neither Guarantor nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (v) (i) Guarantor and each of its Subsidiaries have complied in all material respects with, and are in compliance in all material respects with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending, past or threatened Environmental Claims against Guarantor or any of its Subsidiaries (including any such claim arising out of the ownership or operation by Guarantor or any of its Subsidiaries of any Real Property no longer owned by Guarantor or any of its Subsidiaries) or any Real Property owned or operated by Guarantor or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to any Real Property owned or operated by Guarantor or any of its Subsidiaries or any business or operations of Guarantor or any of its Subsidiaries (including any Real Property formerly owned or operated by Guarantor or any of its Subsidiaries but no longer owned by Guarantor or any of its Subsidiaries or any business or operations thereof) or any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against Guarantor or any of its Subsidiaries or any Real Property owned or operated by Guarantor or any of its Subsidiaries, or (ii) to cause any Real Property owned or operated by Guarantor or any of its Subsidiaries to be subject to any restrictions on the ownership, occupancy or transferability of such Real Property by Guarantor or any of its Subsidiaries under any applicable Environmental Law.

          (ii) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Guarantor or any of its Subsidiaries except in a manner so as not to give rise to an Environmental Claim. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Guarantor or any of its Subsidiaries.

          (iii) Notwithstanding anything to the contrary in this Section 2.3(v), the representations made in this Section 2.3(v) shall not be untrue unless the aggregate effect of all violations, claims, restrictions, failures and noncompliances of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (w) Neither Guarantor nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on Guarantor and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against Guarantor or any of its Subsidiaries or, to the best knowledge of Guarantor or Lessee, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Guarantor or any of its Subsidiaries or, to the best knowledge of Guarantor or Lessee, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Guarantor or any of its Subsidiaries or, to the best knowledge of Guarantor or Lessee, threatened against Guarantor or any of its Subsidiaries and
(iii) to the best knowledge of Guarantor or Lessee, no union representation question existing with respect to the employees of Guarantor or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (x) Each of Guarantor and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (y) Schedule 6 sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of Guarantor and its Subsidiaries as of the date hereof and which is to remain outstanding after such date (excluding the Loans and the Lessee Senior Discount Notes, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

         (z) At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Guarantor IPO and the Repurchase, in each case, to the extent then required have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Guarantor IPO or the Repurchase. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Guarantor IPO or the Repurchase. All actions taken by Guarantor pursuant to or in furtherance of the Guarantor IPO or the Repurchase, as the case may be, have been taken in compliance with the Revolver and all applicable laws except to the extent consented to by the Administrative Agent and the Majority Lenders thereto.

         (aa) Schedule 8 sets forth a true and complete listing of all insurance maintained by Guarantor and its Subsidiaries as of the date hereof, and with the amounts insured (and any deductibles) set forth therein.

         2.4. Lessor Representations and Warranties For Benefit of All Parties. Lessor hereby represents and warrants as of the date hereof and on each Funding Date for the benefit of each party hereto that:

         (a) Lessor is a trustee acting on behalf of a trust duly established and validly existing under the laws of the State of Delaware, has full power, authority and legal right under such laws to execute, deliver and perform its obligations under the Operative Documents to which it is a party.

         (b) The leasing and financing of the Equipment, the execution and delivery of the Operative Documents and the other related instruments, documents and agreements to which it is a party, and the compliance by Lessor with the terms hereof and thereof and the payments and performance by Lessor of any of its obligations hereunder and thereunder (i) have been duly and legally authorized by all necessary action on the part of Lessor, (ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of Lessor's declaration of trust and related trust instruments, and (iii) will not violate or constitute a breach of any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which Lessor is a party, or by or under which Lessor or any of Lessor's property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any Lien, other than Permitted Liens, upon any of Lessor's property or assets and (iv) will not require, on the part of Lessor, the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any United States federal, state or local governmental or public commission, board, authority or agency except for filings, if any, made pursuant to any notice reporting requirement applicable to it.

         (c) Each Operative Document to which it is a party has been executed by the duly authorized officer or officers of Lessor and delivered to the other parties thereto and constitutes, or when executed by the duly authorized officer or officers of Lessor and delivered to the other parties thereto, will constitute, the legal, valid and binding obligation of Lessor, enforceable in accordance with its terms except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights from time to time in effect and by general principles of equity including those applicable to the enforceability of the remedy of specific performance.

         (d) There is no action, suit or other proceeding now pending or, to Lessor's knowledge, threatened, against or affecting Lessor, in any court or before any regulatory commission, board or other administrative governmental agency (i) which will materially and adversely affect the interest of Lessee in any Item of Equipment or any Operative Document, or the interest of the Collateral Agent in any such Item or any Operative Document, or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessor.

         (e) There is no tax, levy, impost, deduction, charge or withholding which may be imposed on or asserted against the Lessor Collateral or any part thereof or any interest therein, or against any Lender, the Administrative Agent or the Collateral Agent either (i) on or by virtue of the execution or delivery of Operative Documents or any other document contemplated thereby, or (ii) on any payment to be made by Lessor pursuant to the Loan Documents or any other document contemplated thereby to which Lessor is a party.

         (f) Lessor has no indebtedness or other liabilities, whether contingent or otherwise, other than its obligations under and as contemplated by the Operative Documents.

         (g) No Loan Default or Loan Event of Default not caused by a Lease Default or Lease Event of Default has occurred and is continuing.

         (h) Neither Lessor nor any Person authorized by Lessor to act on its behalf has offered or sold any interest in the Certificates, or in any similar security relating to the transactions contemplated by the Operative Documents, or in any security the offering of which for the purposes of the Securities Act of 1933 would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 18 other institutional investors, and neither Lessor nor any Person authorized by Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate or the Certificates or in any similar security relating to the Equipment to the provisions of Section 5 of the Securities Act of 1933 or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

         2.5. Lessor Representations and Warranties For Benefit of Lenders, Certificate Holders, the Administrative Agent and the Collateral Agent. Lessor hereby represents and warrants as of the date hereof and on each Funding Date for the benefit of each Lender, each Certificate Holder, the Administrative Agent and the Collateral Agent that:

         (a) No Lease Default or Lease Event of Default of which it has knowledge has occurred and is continuing.

         (b) Lessor's chief executive office and principal place of business is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware and Lessor's records with respect to the transactions contemplated by the Operative Documents are located at such address.

         (c) Lessor is duly qualified and is authorized to do business and is in good standing in each jurisdiction where ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on Lessor's ability to perform its obligations or exercise its rights under the Operative Documents or on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of Lessor.

         2.6. Further Lessor Representations and Warranties For Benefit of Lenders, Certificate Holders, the Administrative Agent and the Collateral Agent. Lessor hereby represents and warrants as of each Funding Date for the benefit of each Lender, each Certificate Holder, the Administrative Agent and the Collateral Agent (and with respect to Section 2.6(a), Lessee) that:

         (a) After giving effect to each Bill of Sale therefor, Lessor has good and marketable title to each Item of Equipment (including the parts and components thereof) and the Lessor Collateral is free and clear of all Liens other than Permitted Liens.

         (b) The provisions of this Agreement are effective to create in favor of the Collateral Agent for the benefit of the Lenders a legal, valid and enforceable security interest in all right, title and interest of the Lessor in the Lessor Collateral, and, in reliance on the accuracy of the representation and warranty of the Lessor in Section 2.5(b), the filing of the financing statements executed by Lessor as debtor with the Secretary of State for the State of Delaware and in the applicable filing office(s) in each state in which Items of Equipment are located perfects such security interest in the Lessor Collateral, subject to no Liens other than Permitted Liens and Lessor Liens and the Collateral Agent shall be entitled to all of the rights, benefits, and priorities provided to a holder of liens of such type under Applicable Law.

         2.7. Trust Company Representations and Warranties. Trust Company hereby represents and warrants as of the date hereof, and each Funding Date for the benefit of each of the parties hereto that:

         (a) Trust Company is a Delaware banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right under such laws to execute, deliver and perform its obligations under this Agreement and the Trust Agreement.

         (b) Each of the Trust Agreement and (to the extent of the covenants, agreements, representations and warranties of Trust Company in its individual capacity contained herein) this Agreement has been duly executed and delivered by Trust Company, and (assuming due authorization, execution and delivery of the Trust Agreement by Certificate Holders) the Trust Agreement and (to the extent of the covenants, agreements, representations and warranties of Trust Company in its individual capacity contained herein) this Agreement constitute a legal, valid and binding obligation of Trust Company, enforceable against Trust Company in accordance with its terms.

         (c) Neither the execution or delivery by Trust Company of the Trust Agreement or this Agreement nor the performance by Trust Company of its obligations hereunder or thereunder (i) conflicts or will conflict with or violate in any respect any applicable United States federal law governing the banking or trust powers of Trust Company or any State of Delaware or United States federal law governing the banking or trust powers of Trust Company or any of its Affiliates, or any of their respective properties, (ii) conflicts or will conflict with or violate Trust Company's articles of association or by-laws,
(iii) conflicts or will conflict with, or contravene, violate or result in a breach of, any indenture, mortgage, loan agreement, lease or any other material agreement or material instrument to which Trust Company or any of its Affiliates is a party or by which any of their respective properties is bound, (iv) results or will result in the creation or imposition of any Lien (other than Permitted Liens) on the Lessor Collateral, or (v) requires or will require, on the part of Trust Company or any Affiliate of Trust Company, the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Governmental Entity governing the banking or trust powers of Trust Company, except for filings, if any, made pursuant to any notice reporting requirement applicable to it; provided that no representation is made as to any laws, rules or regulations applicable to the particular nature of the Lessor Collateral or the use thereof.

         (d) Trust Company is not in breach of any covenants or agreements made by it in the Trust Agreement or by it in its individual capacity in this Agreement.

         (e) Trust Company's chief executive office is located in Wilmington, Delaware, and Trust Company's records with respect to the transactions contemplated by the Operative Documents are located at such address.

         (f) There is no action, suit or other proceeding now pending or, to Trust Company's knowledge, threatened, against or affecting Trust Company, in any court or before any regulatory commission, board or other administrative governmental agency (i) which will materially and adversely affect the rights of any other party hereto in any Operative Document or the right, title or interest of Lessor to any Item of Equipment, or the interest of the Collateral Agent in any Item of Equipment or any other Lessor Collateral or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Trust Company.

         (g) Trust Company has not assigned or transferred any of its right, title or interest in or under the Operative Documents except in accordance therewith.

         (h) No Loan Event of Default attributable to Trust Company has occurred and is continuing.

         (i) There are no Lessor Liens attributable to Trust Company on the Trust Estate or any part thereof, and the execution, delivery and performance by Trust Company of the Operative Documents to which it is a party will not subject the Trust Estate to any Lessor Liens attributable to it.

         (j) Except for Taxes based upon the income of any Person, there are no Taxes payable by Trust Company in Delaware in connection with the execution, delivery, consummation or recordation of the Operative Documents, upon or with respect to the Trust Estate, or in connection with the consummation of the transactions contemplated hereby or by the other Operative Documents solely because the principal place of business of the Trust Company is in Delaware

         (k) Neither the Trust Company nor any Person authorized by it to act on its behalf has offered or sold any interest in the Trust Estate or the Certificates, or in any similar security relating to the transaction contemplated by the Operative Documents, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto.

         (l) Trust Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         2.8. Representations and Warranties of Deutsche Bank in its capacity as a Certificate Holder. Deutsche Bank, in its capacity as a Certificate Holder, represents and warrants that as of the date hereof and on each Funding Date for the benefit of each other party hereto that:

         (a) It is a New York branch of a German bank duly organized under the laws of the Federal Republic of Germany, has full corporate power and authority and legal right under such laws to execute, deliver and perform its obligations under the Operative Documents to which it is a party and is qualified to do business in, is in good standing in all material respects in, each jurisdiction in which the nature of its business makes such qualification necessary, except where failure to be so qualified and in good standing would not have a material adverse effect on its ability to perform its obligations under the Operative Documents to which it is a party.

         (b) The execution and delivery of the Operative Documents and the other related instruments, documents and agreements to which it is a party, and the compliance by it with the terms hereof and thereof and the payments and performance by it of any of its obligations hereunder and thereunder (i) have been duly and legally authorized by all necessary corporate action on its part,
(ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of its certificate of incorporation (or equivalent document), its by-laws or any provisions relating to its capital stock, (iii) will not violate or constitute a breach of any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which it is a party, or by or under which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any Lien upon any of its property or assets and (iv) will not require, on its part or any Affiliate's part thereof, the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any United State federal, state or local governmental or public commission, board, authority or agency except for filings, if any, made pursuant to any notice reporting requirement applicable to it.

         (c) Each Operative Document to which it is a party has been executed by its duly authorized officer or officers and delivered to the other parties thereto and constitutes, or when executed by its duly authorized officer or officers and delivered to the other parties thereto, such Operative Documents will constitute, legal, valid and binding obligations enforceable in accordance with their terms except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights from time to time in effect and by general principles of equity including those applicable to the enforceability of the remedy of specific performance;

         (d) It is not in breach of any covenants or agreements made by it in the Trust Agreement or in this Agreement;

         (e) There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened before any court or by or before any other Government Entity, or any arbitrator, which either individually or in the aggregate, would have a material adverse effect on the Lessor Collateral or on the right, power and authority of its ability to perform its obligations under any Operative Document to which it is a party.

         (f) There are no Lessor Liens attributable to it on the Trust Estate or on any part thereof, and the execution, delivery and performance by it of the Operative Documents to which it is a party will not subject the Trust Estate to any Lessor Liens attributable to it.

         2.9. Lenders and Certificate Holders Representations and Warranties. Each of the Lenders and the Certificate Holders hereby represents and warrants as of the date hereof, the Closing Date and on each Funding Date for the benefit of the each party hereto that it has not used and shall not use the assets of an "employee benefit plan" as defined in Section 3(3) of ERISA or a "plan" as defined in Section 4975(e) of the Code to fund any Loan or make any Equity Contribution or other payment under the Operative Documents.

         2.10. Warranty Disclaimers. EACH OF LESSOR, EACH CERTIFICATE HOLDER, EACH LENDER, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT AS APPLICABLE DEMISE, LEASE AND FINANCE THE ITEMS OF EQUIPMENT HEREUNDER AS-IS AND WHERE-IS WITH ALL FAULTS IF ANY AND IN WHATEVER CONDITION THEY MAY BE IN AND EXPRESSLY DISCLAIMS AND MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO THE DESIGN, CONDITION, QUALITY, CAPACITY, MERCHANTABILITY, DURABILITY, SUITABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, OR QUALIFICATION FOR ANY PARTICULAR TRADE OR ANY OTHER MATTER CONCERNING, THE ITEMS OF EQUIPMENT. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR, ANY CERTIFICATE HOLDER, ANY LENDER, THE TRUST COMPANY, THE ADMINISTRATIVE AGENT OR COLLATERAL AGENT FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY ANY ITEM OF EQUIPMENT EXCEPT TO THE EXTENT CAUSED BY SUCH PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER. LESSOR HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST ANY CERTIFICATE HOLDER, ANY LENDER, THE TRUST COMPANY, THE ADMINISTRATIVE AGENT OR COLLATERAL AGENT FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY ANY ITEM OF EQUIPMENT EXCEPT TO THE EXTENT CAUSED BY SUCH PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR BY LESSOR'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER.

         3. Conditions Precedent.

         3.1. Lessor Conditions.

         (a) Conditions Precedent to the Closing Date. Lessor shall have no obligation to acquire any Item of Equipment and subject it to the Lease Agreement unless on the Closing Date each of the following conditions are fulfilled:

         (i) Lessor shall have received this Agreement, the Lease Agreement, the Assembly Agency Agreement, the Loan Agreement and the Trust Agreement, in each case duly authorized, executed and delivered by each other party thereto.

         (ii) Lessor shall have received from Lessee, in form and substance satisfactory to Lessor, resolutions of the boards of directors of Lessee or other written evidence of appropriate corporate action, and the certificate of incorporation and by-laws, each certified as of the Closing Date by the secretary of Lessee, duly authorizing the execution, delivery and performance of this Agreement, the Lease Agreement, the Assembly Agency Agreement and each other document to be delivered in connection therewith to which it is a party, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessee.

         (iii) Lessor shall have received from Guarantor, in form and substance satisfactory to Lessor, resolutions of the boards of directors of Guarantor or other written evidence of appropriate corporate action, and the certificate of incorporation and by-laws, each certified by the secretary of Guarantor as of the Closing Date, duly authorizing the execution, delivery and performance of the Participation Agreement and each other document to be delivered in connection therewith to which it is a party, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Guarantor.

         (iv) Lessor shall have received written opinions of Schulte Roth & Zabel LLP, counsel to Lessee and Guarantor, dated the Closing Date and addressed to Lessor, each Lender, each Certificate Holder, the Administrative Agent and the Collateral Agent in form attached hereto as Exhibit E-1.

         (v) Lessor shall have received a written opinion of Valerie Banner, Esq., in-house counsel to Lessee and Guarantor, dated the Closing Date and addressed to Lessor, each Lender, each Certificate Holder, the Administrative Agent and the Collateral Agent in form attached hereto as Exhibit E-2.

         (vi) Lessee shall have delivered good standing certificates dated within five (5) days of the Closing Date from the state in which the Lessee is incorporated and Guarantor shall have delivered a good standing certificate dated within five (5) days of the Closing Date from the state in which Guarantor is incorporated.

         (vii) The Administrative Agent and Lessor shall have received an Appraisal for all Equipment sold by Lessee to Lessor on the Closing Date.

         (viii) The Administrative Agent shall have received the administrative fee and all other fees as set forth in the letter agreement dated May 22, 2000 between the Administrative Agent and Lessee.

         (b) Conditions Precedent to each Funding Date. In addition to the conditions in Section 3.1(a), Lessor shall have no obligation to purchase any Component or acquire any Item of Equipment and lease it back to Lessee on a Funding Date (including on the Closing Date if applicable) unless on such Funding Date the following conditions are fulfilled:


         (i) There shall exist no Lease Default or Lease Event of Default and all representations and warranties of Lessee and Guarantor contained herein and in the other Operative Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such Funding Date except to the extent made as of an earlier date.

         (ii) Such Item of Equipment conforms to the requirements set forth in
     Schedule 1 hereto.

         (iii) Such Component or Item of Equipment is free of all Liens other than Permitted Liens and Lessor Liens.

         (iv) The Acquisition Cost of such Component or such Item of Equipment when added to the total Acquisition Cost of all Items of Equipment theretofore financed hereunder and all Equipment to be financed on the same Funding Date, is less than or equal to the Maximum Acquisition Cost.

         (v) Lessor and the Administrative Agent shall have received at least three (3) Business Days prior to the date the Funding Notice for such funding is due, a Certificate of Equipment with respect to such Component or Item, duly executed by the Lessee.

         (vi) All licenses, registrations, permits, consents and approvals required by Applicable Laws or by any Governmental Entity (A) in connection with Lessor's rights and interests in such Item of Equipment to the extent such licenses, registrations, permits, consents or approvals are required because of the nature of the Equipment and (B) in connection with the delivery, acquisition, assembly, use and operation of such Item of Equipment shall have been obtained to the satisfaction of Lessor.

         (vii) Lessee shall have paid all of the reasonable costs and expenses incurred by Trust Company, Lessor, Deutsche Bank as Lender and Certificate Holder, the Administrative Agent and the Collateral Agent (including attorneys' fees), and required to be paid by Lessee under the Operative Documents (including those in relation to the negotiation, preparation and execution of the Operative Documents to be executed and delivered on or before such Funding Date), in each case invoiced at least one day prior to such Funding Date.

         (viii) Lessor shall have received the proceeds of the Loans contemplated by the relevant Funding Notice.

         (ix) Lessor shall have received from the Certificate Holders an amount equal to the aggregate Equity Components of such Components and/or Items of Equipment.

         (x) The Administrative Agent shall have received at least three (3) LIBOR Banking Days before the Funding Date a Funding Notice executed and delivered by Lessee.

         (xi) Lessor, Certificate Holders, the Administrative Agent and the Collateral Agent shall have received an insurance certificate in form and substance satisfactory to the Administrative Agent confirming that such Item of Equipment is insured in accordance with the provisions of Section 20 of the Lease Agreement.

          (xii) Lessee shall have delivered to the Administrative Agent and Lessor a Lease Agreement Supplement for such Component or Item of Equipment.

         (xiii) Lessee shall have executed and delivered to the Administrative Agent copies of the Lessee Financing Statements for such Components or Items of Equipment with evidence reasonably acceptable to Lessor that such have been recorded in the state in which such Item of Equipment is located and, if the law of such state requires financing statements to be filed in one or more local jurisdictions within such state, in such local jurisdiction.

         (xiv) The Administrative Agent and Lessor shall have received at any time prior to such Funding Date opinions of special counsel to Lessee addressed to the Administrative Agent, the Collateral Agent, and the Lenders in form and substance reasonably satisfactory to Lessor and the Administrative Agent with respect to the perfection of the interests of Lessor in Equipment located in the state in which such Item is located.

         (xv) The Administrative Agent and Lessor shall have received at any time prior to such Funding Date lien searches reasonably acceptable to them in form and substance in the name of Lessee and Guarantor searching the Uniform Commercial Code records of, with respect to Guarantor, the State of Texas, and with respect to Lessee, each state in which an Item of Equipment, and in states that require filings in local jurisdictions in order to perfect a security interest in an Item of Equipment, each such local jurisdiction, each indicating that, after the filing of those UCC release or termination statements, if any, executed and delivered by Lessee and all other relevant Persons to the Lessor and the Administrative Agent on or before the Closing Date, the representations set forth in Sections 2.2(d) and 2.3(p) will be accurate and complete in all respects to the extent determinable from such searches.

         (xvi) Lessor shall have received such other confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments other than estoppel certificates or other agreements, certificates or other documents to be delivered by any Sublessee or other Person (other than an Affiliate of Lessee) which Lessor may reasonably request to perfect, preserve or protect Lessor's security interest granted under Section 9 of the Lease Agreement, in form and substance satisfactory to Lessor, as Lessor may reasonably request in writing at least five (5) Business Days before such Funding Date.

         (c) Lessor Conditions to the Funding Date for each Sale/Leaseback. In addition to the conditions in Section 3.1(a) and (b), for each Item of Equipment Lessee proposes to sell to Lessor, Lessor shall have no obligation to acquire such Item of Equipment and lease it back to Lessee on a Funding Date (including the Closing Date if applicable) unless Lessee shall have executed and delivered to Lessor a Bill of Sale for such Item.

         (d) Lessor Conditions to the First Funding Date for an Item of Equipment to be Assembled. In addition to the conditions in Section 3.1(a) and
(b), for each Item of Equipment to be assembled by Lessee for Lessor pursuant to the Assembly Agency Agreement, Lessor shall have no obligation to reimburse Lessee for the cost of any Component for such Item of Equipment and lease it back to Lessee until the following conditions are fulfilled:

         (i) Lessee shall have delivered to Lessor and the Administrative Agent at least 30 days prior to such Funding Date a Master Budget that includes estimated costs for each Component for Equipment of the same type as such Item.

         (ii) Lessee shall have delivered to Lessor and the Administrative Agent at least 20 days prior to such Funding Date a Budget for such Item and the estimated cost for each Component in such Budget shall be no greater than 110% of the estimated cost for such Component in the Master Budget.

         (e) Lessor Conditions to each Funding Date for an Item of Equipment to be Assembled. In addition to the conditions in Section 3.1(a), (b) and (d), for each Item of Equipment to be assembled by Lessee for Lessor pursuant to the Assembly Agency Agreement, Lessor shall have no obligation to reimburse Lessee for the cost of any Component for such Item of Equipment and lease it back to Lessee unless on the Funding Date (including the Closing Date if applicable) for such reimbursement the following conditions are fulfilled:

         (i) The amount to be reimbursed for each Component is, subject to the Budget Parameters, equal to or less than the amount set forth in the Budget for such Item of Equipment.

         (ii) For each Component that is a natural gas driver, compressor or air cooler, Lessee shall have delivered to Lessor at least three (3) Business Days prior to the date the Funding Notice is due for such Funding Date a Bill of Sale, invoice or purchase order evidencing Lessor's ownership of such Component in form and substance reasonably satisfactory to Lessor.

         (iii) Except on the final Funding Date for an Item of Equipment, the amount to be reimbursed shall be for the acquisition of the natural gas driver, compressor or the air cooler for such Item.

         (iv) Lessee shall have executed and delivered to Lessor a Certificate of Equipment for Items of Equipment to be assembled in the form of Exhibit B-2 for such Item at least three (3) Business Days prior to the date the Funding Notice for such funding is due.

         (v) After the initial Funding Date, Lessee shall have delivered to Lessor an amended and restated Lease Agreement Supplement for such Item, which amended and restated Lease Agreement Supplement shall include the total Acquisition Cost and Casualty Loss Value for such Item as of such Funding Date.

         (f) Lessor Conditions for Final Funding Date for an Assembled Item of Equipment. In addition to the conditions in Section 3.1(a), (b), (d) and (e), for each Item to be assembled by Lessee for Lessor pursuant to the Assembly Agency Agreement, Lessor shall have no obligation to reimburse Lessee for the remaining cost of any Component for such Item of Equipment and lease it back to Lessee unless on the Funding Date for such final reimbursement Lessee shall have delivered to Lessor a Completion Certificate for such Item of Equipment in the form of Exhibit D.

         Each leasing of an Item of Equipment by Lessee hereunder shall constitute a representation and warranty by Lessee as of the date such leasing commences that the conditions contained in Section 3.1 have been satisfied.

         3.2. Lender Conditions.

         (a) Lender Conditions on the Closing Date. No Lender shall have any obligation to make a Loan for the reimbursement of the cost of any Component or the acquisition of any Item of Equipment hereunder unless on the Closing Date each of the following conditions are fulfilled:

         (i) Such Lender shall have received original counterparts (unless otherwise specified) in each case duly authorized, executed and delivered by each other party thereto in form and substance satisfactory to such Lender and in full force and effect of this Agreement, the Loan Agreement and its Note and copies of the Trust Agreement, the Lease Agreement, and the Assembly Agency Agreement.

         (ii) Such Lender shall have received from Trust Company, in form and substance satisfactory to such Lender, the certificate of incorporation and by-laws, each certified as of the Closing Date by the secretary of Trust Company, duly authorizing the execution, delivery and performance of this Agreement, the Lease Agreement, the Assembly Agency Agreement and each other document to be delivered in connection therewith to which it is a party, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Trust Company.

         (iii) Such Lender shall have received written opinions of counsel to Lessor and Trust Company dated the Closing Date and addressed to each Lender, each Certificate Holder, the Administrative Agent, and the Collateral Agent, in the form attached hereto as Exhibit E-3.

         (b) Lender Conditions for each Funding Date. No Lender shall have any obligation to make a Loan for the reimbursement of the cost of any Component or the acquisition of any Item of Equipment hereunder unless on the Funding Date therefor each of the following conditions are fulfilled:

         (i) The conditions precedent to Lessor's obligation to lease such Item of Equipment in accordance with the terms hereof (except for the condition precedent set forth in Section 3.1(b)(viii)) shall have been satisfied, without waiver or modification (except as consented to by Majority Lenders), and such Lender shall have received copies of all documents and opinions with respect thereto.

         (ii) The Administrative Agent shall have received, in each case duly authorized, executed and delivered by Lessor in form and substance satisfactory to the Administrative Agent and in full force and effect, copies of the Lessor Financing Statements for such Item of Equipment with evidence reasonably acceptable to the Administrative Agent that such have been recorded in the state in which such Item of Equipment is located and, if the law of such state requires financing statements to be filed in local jurisdictions within such state, in such local jurisdiction.

         (iii) There shall exist no Loan Default or Loan Event of Default and all representations and warranties of Lessor contained herein and in the other Operative Documents shall be true and correct with the same effect as though such representations and warranties had been made on and as of such Funding Date except to the extent made as of an earlier date.

         (iv) On and as of the Funding Date, after giving effect to the Loan to be made on such date, the aggregate of the original principal amounts of all Loans made by such Lender do not exceed such Lender's Lender Commitment.

         (v) At any time prior to such Funding Date, the Administrative Agent shall have received opinions of counsel addressed to the Administrative Agent, the Collateral Agent, and the Lenders in form and substance reasonably satisfactory to the Administrative Agent with respect to the perfection of its interest in Equipment in the state in which such Item of Equipment is located.

         (vi) The Administrative Agent shall have received such other confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments other than estoppel certificates or other agreements, certificates or other documents to be delivered by any Sublessee or other Person (other than an Affiliate of Lessee) which Majority Lenders may reasonably request to perfect, preserve or protect the Collateral Agent's security interest granted hereunder, in form and substance satisfactory to Majority Lenders as Majority Lenders may reasonably request in writing at least five (5) Business Days before such Funding Date.

         Each borrowing by Lessor under the Loan Agreement shall constitute a representation and warranty by Lessor to such Lender as of the date of the Funding Date for such borrowing such that the conditions contained in this
Section 3.2 have been satisfied.

         3.3. Certificate Holders Conditions

         (a) Certificate Holder Conditions on the Closing Date. No Certificate Holder shall have any obligation to make an Equity Contribution for the reimbursement of the cost of any Component or the acquisition of any Item of Equipment hereunder unless on the Closing Date each of the following conditions are fulfilled:

         (i) Such Certificate Holder shall have original counterparts (unless otherwise specified) in each case duly authorized, executed and delivered by each other party thereto in full force and effect of this Agreement, the Trust Agreement and its Certificate and the copies of the Loan Agreement, the Lease Agreement, the Assembly Agency Agreement and the Notes.

         (ii) Such Certificate Holder shall have received from Trust Company, in form and substance satisfactory to such Certificate Holder, the certificate of incorporation, by-laws and the resolution of the board approving of the transaction contemplated herein, each certified as of the Closing Date by the secretary of Trust Company, duly authorizing the execution, delivery and performance of this Agreement, the Lease Agreement, the Assembly Agency Agreement and each other document to be delivered in connection therewith to which it is a party, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Trust Company.

         (iii) Such Certificate Holder shall have received written opinions of counsel to Lessor and Trust Company dated the Closing Date and addressed to each Lender, each Certificate Holder, the Administrative Agent and the Collateral Agent, in the form attached hereto as Exhibit E-3.

         (b) Certificate Holder Conditions for each Funding Date. No Certificate Holder shall have any obligation to make an Equity Contribution for the reimbursement of the cost of any Component or the acquisition of any Item of Equipment hereunder unless on the Funding Date therefor each of the following conditions are fulfilled:

         (i) The conditions precedent to Lessor's obligation to lease such Item of Equipment in accordance with the terms hereof (except for the condition precedent set forth in Section 3.1(b)(ix)) shall have been satisfied, without waiver or modification (except as consented to by Majority Certificate Holders), and such Certificate Holder shall have received copies of all documents and opinions with respect thereto and any other evidence of satisfaction of such conditions as Certificate Holder may reasonably request.

         (ii) There shall exist no Loan Default or Loan Event of Default (other than a Loan Default or Loan Event of Default resulting from any act or omission by such Certificate Holder) and all representations and warranties of Trust Company contained herein and in the other Operative Documents shall be true and correct with the same effect as though such representations and warranties had been made on and as of such Funding Date.

         (iii) On and as of the Funding Date, after giving effect to the Equity Contributions to be made on such date, the aggregate of all Equity Contributions made by such Certificate Holder does not exceed such Certificate Holder's Certificate Holder Commitment.

         4. Commitments and Fundings.

         4.1. Certificate Holder Commitments. Subject to and upon the terms and conditions set forth in Section 3 herein set forth for the benefit of Certificate Holders and Lessor, each Certificate Holder agrees to make multiple equity contributions to Lessor during the Commitment Period in an aggregate amount up to the amount of its Certificate Holder's Commitment (each such contribution, an "Equity Contribution"). The aggregate of the Equity Contributions to be made on any Funding Date shall be equal to three (3) percent of the total Acquisition Costs funded on such date. Each party hereto agrees that, except as provided below, no Certificate Holder shall be required to make any Equity Contribution hereunder in an amount in excess of its Pro Rata Share of the Equity Components to be funded on any Funding Date. Each Certificate Holder's obligation hereunder is several, such that the failure of any Certificate Holder to make an Equity Contribution or satisfy any other obligation shall not relieve any other Certificate Holder of its obligations hereunder, and if any Certificate Holder shall fail to make an Equity Contribution hereunder each other Certificate Holder shall make an additional Equity Contribution in an amount equal to its Pro Rata Share of the Equity Contribution that was to have been made by the defaulting Certificate Holder, provided that the maximum aggregate amount of Equity Contributions that any Certificate Holder shall be obligated to make shall not exceed its Certificate Holder Commitment. Any Equity Contribution made by another Certificate Holder of a portion of an Equity Contribution to have been made by a defaulting Certificate Holder shall not relieve such defaulting Certificate Holder of its obligations hereunder. If the conditions to the obligations of any Certificate Holder specified in Section 3.3 have not been fulfilled or waived by it on or before the last day of the Commitment Period, such Certificate Holder shall be relieved of all further obligations to make new Equity Contributions under the Operative Documents after the last day of the Commitment Period.

         4.2. Lender Commitments. Subject to and upon the terms and conditions set forth in Section 3 for the benefit of Lenders, each Lender agrees to make multiple, non-revolving loans to Lessor during the Commitment Period in an aggregate principal amount up to the amount of its Lender Commitment (each such advance, a "Loan"). The aggregate of all Loans to be made by Lenders on each Funding Date shall be in an amount of at least $4,850,000 (except the last Loans funded prior to the termination of the Commitment Period, which Loans shall not be subject to a minimum) and shall be equal to 97 percent of the total Acquisition Costs funded on such date. Each party hereto agrees that, except as provided below, no Lender shall be required to make any Loan hereunder in an amount in excess of its Pro Rata Share of the Debt Components to be funded on any Funding Date. Each Lender's obligation hereunder is several, such that the failure of any Lender to make a Loan or satisfy any other obligation shall not relieve any other Lender of its obligations hereunder, and if any Lender shall fail to make a Loan hereunder each other Lender shall make an additional Loan in an amount equal to its Pro Rata Share of the Loan that was to have been made by the defaulting Lender, provided that the maximum aggregate amount of Loans that any Lender shall be obligated to make shall not exceed its Lender Commitment. Any Loan made by another Lender of a portion of a Loan to have been made by a defaulting Lender shall not relieve such defaulting Lender of its obligations hereunder. If the conditions to the obligations of any Lender specified in Section 3.2 have not been fulfilled or waived by it on or before the last day of the Commitment Period, such Lender shall be relieved of all further obligations to make new Loans under the Operative Documents after the last day of the Commitment Period. Nothing in this Section 4.2 shall operate to relieve Lessor, Lessee or Guarantor from their respective obligations under the Operative Documents or to waive any Lender's rights against Lessor, Lessee or Guarantor.

         4.3. Lessor Commitment to Purchase. Subject to and upon the terms and conditions herein set forth for the benefit of Lessor, Lessee may sell to Lessor during the Commitment Period and in such event Lessor agrees to buy for the Acquisition Cost thereof and lease back to Lessee on the Funding Date therefor certain natural gas compressor equipment. The natural gas compressor equipment to be sold by Lessee to Lessor pursuant to this Agreement shall include only natural gas compressor equipment of the type(s) described on Schedule 1 hereto, provided that the aggregate of the Acquisition Costs of all Items of Equipment purchased by Lessor from Lessee and all Items of Equipment assembled by Lessee on behalf of Lessor in accordance with the Assembly Agency Agreement shall not exceed the Maximum Acquisition Cost.

         4.4. Lessor Commitment to Reimburse Component Costs. Subject to and upon the terms and conditions set forth herein and in the Assembly Agency Agreement for the benefit of Lessor, Lessor shall reimburse Lessee for the Acquisition Cost of each Item of Equipment assembled by Lessee on behalf of Lessor in accordance with the Assembly Agency Agreement, provided the aggregate of such Acquisition Costs of all Items of Equipment and the Items of Equipment purchased by Lessor from Lessee shall not exceed the Maximum Acquisition Cost.

         4.5. Amendment of Master Budget. Lessee may from time to time amend and supplement the Master Budget with the prior written consent of the Majority Certificate Holders and the Majority Lenders (such consent not to be unreasonably withheld or delayed)

         4.6. Lease Agreement Supplements. Upon the sale and leaseback of an Item of Equipment in accordance with Section 4.3 or upon acquisition by Lessor of an Item of Equipment or a Component thereof in accordance with the Assembly Agency Agreement Lessee shall execute and deliver to Lessor a Lease Agreement Supplement for such Item of Equipment or Component which Lease Agreement Supplement upon satisfaction of the conditions precedent in Section 3.1 shall thereafter be executed by Lessor and a signed counterpart provided to Lessee. Upon execution and delivery by Lessee of such Lease Agreement Supplement, such Item of Equipment or Component shall automatically become in accordance with this Section 4.6 subject to the Lease Agreement and an "Item of Equipment" thereunder.

         4.7. Rights in Equipment. Upon the execution and delivery by Lessee of Lease Agreement Supplement relating to an Item of Equipment and satisfaction of the other applicable conditions precedent set forth in Section 3, Lessor shall have good and marketable title to such Item of Equipment subject only to Permitted Liens and Lessor Liens and shall be obligated to pay or reimburse Lessee in full for the Acquisition Cost of such Item of Equipment in accordance with the provisions of this Agreement and the Assembly Agency Agreement, provided that nothing in this
Section 4.7 shall affect in any manner the respective rights and obligations of Lessor and Lessee under the Lease Agreement or shall reduce or diminish any claim or remedy for damages which Lessor or Lessee might assert for any breach or violation of the terms of the Lease Agreement or of this Agreement.

         4.8. Funding Dates. From time to time on any Funding Date, and in any event no later than the last date of the Interim Term, Lessee may request payment from Lessor of amounts owed by Lessor to Lessee in connection with the sale and leaseback of Items of Equipment in accordance with the terms hereof and of the Lease Agreement and in accordance with Lessor's reimbursement obligations hereunder and under the Assembly Agency Agreement. The Funding Notices delivered by Lessee for any Funding Date other than the last Funding Date shall in the aggregate request payment in an amount at least equal to $5,000,000, the last Funding Date not being subject to a minimum, and shall specify the proposed Funding Date. Lessee may request payment or reimbursement of Acquisition Costs in an aggregate amount not to exceed the excess of the Maximum Acquisition Cost over the aggregate Acquisition Costs of all Items of Equipment previously leased by Lessor. Lessee represents and agrees that all payments for which reimbursement will be so requested by it will represent amounts which have been incurred or paid by Lessee on its own account or as agent for Lessor under the Assembly Agency Agreement and for which it has not received and will not receive any commission, allowance, rebate or other profit. If the conditions in Section
3.1 are satisfied or waived and the Lenders and Certificate Holders make available to Lessor the funds necessary to pay or reimburse Acquisition Costs on or before 2:00 p.m. (New York time) on a Business Day, Lessor shall make available to Lessee on the same Business Day the amount of Acquisition Costs to be paid or reimbursed to Lessee in immediately available funds. If such funds are not available until after 2:00 p.m. (New York time) on a Business Day, Lessor shall make available to Lessee on the next succeeding Business Day the amount of the Acquisition Costs to be paid or reimbursed in immediately available funds; provided, however, the Funding Date shall be deemed to be the previous Business Day on which the funding was to have occurred. Payment of amounts on account of the Acquisition Cost of Items of Equipment shall be made by wire transfer to the account of the Lessee identified on the signature page hereto (or such other bank or account maintained in the United States as Lessee shall designate in writing to Lessor, each Certificate Holder, each Lender and Administrative Agent no later than 11:00 a.m. (New York time) on the Business Day preceding the Funding Date).

         4.9. Adjustment of Acquisition Cost. If the Appraisal due six (6) Business Days before the Basic Term Commencement Date in accordance with Section 14 of the Lease shows a fair market value of any Item of Equipment, as of the date of such Appraisal, in excess of the Acquisition Cost of such Item, then, subject to satisfaction of the conditions in Section 3, Lessor shall pay to Lessee on the Basic Term Commencement Date as a supplement to the Acquisition Cost paid under Section 4.3 or the reimbursement amount paid under Section 4.4 for such Item of Equipment (and the Certificate Holders and Lenders will make Equity Contributions and Loans, respectively, on a pro rata basis in accordance with, and subject to, their

Commitments) in the amount of such excess. In the event that any such payment is made, and as a condition thereto, Lessee shall deliver to Lessor an amended and restated Lease Agreement Supplement reflecting the Acquisition Cost for such Item, as supplemented.

         4.10. Funding Escrow. Each party hereto hereby informs and instructs the Collateral Agent on each proposed Funding Date as follows:

         (a) Upon satisfaction of the conditions precedent set forth in Sections 3.1 and 3.3, each of the Certificate Holders shall deposit into the Collateral Agent Account its Pro Rata Share of the Equity Amount set forth in the Funding Notice for such funding;

         (b) Upon satisfaction of the conditions precedent set forth in Sections 3.1 and 3.2 of this Participation Agreement each of Lenders shall deposit into the Collateral Agent Account its Pro Rata Share of the Debt Amount set forth in the Funding Notice for such funding; and

         (c) Upon deposit into the Collateral Agent Account of all amounts referenced in clauses (i) and (ii) above and written instruction from the Administrative Agent, the Collateral Agent shall release to Lessee from the Collateral Agent Account aggregate of the amounts referenced in clauses (a) and (b) above (the "Acquisition Amount") by wire transfer to Lessee's account as described in the Funding Notice.

         (d) If Collateral Agent does not receive all of the funds or the instructions referenced in the Funding Notice from the Lenders and Certificate Holders or from the Administrative Agent in accordance with
     Section 4.11 by 2:00 p.m. (New York time) on the proposed Funding Date, it shall invest such funds until the next Business Day in accordance with the instructions of each of the Certificate Holders and Lenders that deposited such funds or in the case of any amounts advanced by the Administrative Agent pursuant to Section 4.11, in accordance with the instructions of the Administrative Agent.

         (e) If Collateral Agent does not receive all of the funds or the instructions referenced in clause (c) above from the Lenders and Certificate Holders or from the Administrative Agent in accordance with
     Section 4.11 by 2:00 p.m. (New York time) on the next Business Day after the proposed Funding Date it shall return the amounts deposited by each of the Certificate Holders, Lenders and the Administrative Agent, if any, by wire transfer to such accounts as each may specify in writing.

         (f) In the event that the closing of the transaction and the transfer of the Acquisition Amount does not occur by 2:00 p.m. (New York City time) on or before the next Business Day after the proposed Funding Date, Lessee agrees for the benefit of each Person a party hereto that has complied with its obligations hereunder in respect of such closing that it shall indemnify such Person and hold such Person harmless from any loss (but not lost profits), cost or expense which such Person sustains or incurs as a result of such Person having made arrangements in the London Interbank market or otherwise to fund the Loan or the Equity Contribution, including any Breakage Costs, net of any amounts earned by such Person or investments made in accordance with clause (d) above.

         4.11. Administrative Agent Funding. Unless the Administrative Agent shall have been notified by any Lender or Certificate Holder prior to any Funding Date that such Lender or Certificate Holder does not intend to make available to the Administrative Agent such Lender's portion of the Loan or such Certificate Holder's portion of the Equity Contribution to be made on such date, the Administrative Agent may assume that such Lender or such Certificate Holder has made such amount available to the Administrative Agent on such Funding Date and the Administrative Agent may, in reliance upon such assumption, make available to Lessee such corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender or Certificate Holder, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender or Certificate Holder. If such Lender or such Certificate Holder does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify Lessee and Lessee shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender, such Certificate Holder or Lessee, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Lessee until the date such corresponding amount is recovered by the Administrative Agent, a rate per annum equal to (a) if recovered from such Lender or such Certificate Holder, at the overnight Federal Funds Rate and (b) if recovered from Lessee, the Equity Rate of interest selected for the funding as determined pursuant to Section 5. Nothing in this
Section 4.10 shall be deemed to relieve any Lender or any Certificate Holder from its obligation to make Loans or Equity Contributions hereunder or to prejudice any rights which Lessee may have against any Lender or Certificate Holder as a result of any failure by such Lender or such Certificate Holder to make Loans or Equity Contributions hereunder.

         5. Selection of Lease Payment Period.

         Provided no Lease Event of Default shall have occurred and is continuing, Lessee shall at least three (3) LIBOR Banking Days prior to each Funding Date and each Payment Date deliver to the Administrative Agent written notice of its election to have both the Applicable Equity Rate and the Applicable Debt Rate for all Loans and Equity Contributions which are to be made on such Funding Date or for all Loans and Equity Contributions which were previously made and for which the then applicable Lease Payment Period ends on such Payment Date, as the case may be, for the Lease Payment Period following such date be based on one-month, two-month or three-month LIBOR. All Loans and Equity Contributions made on the same Funding Date shall have the same Lease Payment Period, and Loans and Equity Contributions made on different Funding Dates may have different Lease Payment Periods, provided that (a) there shall be no more than five (5) different Lease Payment Periods at any one time, (b) commencing with the Basic Term Commencement Date and thereafter throughout the Term, all Items of Equipment and all Loans shall have the same Lease Payment Periods and (c) Lessee shall not make an election that would cause the new Payment Date resulting from such election to be later than the last day of the Basic Term. If Lessee fails to provide such notice of election, Lessee shall be deemed to have elected a one-month LIBOR based Applicable Equity Rate and Applicable Debt Rate. At any time while a Lease Event of Default exists, the Applicable Equity Rate and Applicable Debt Rate after each Payment Date shall be based on one-month LIBOR.

         6. Default Purchase Options and Cure Rights.

         6.1. Right to Cure Certain Lease Events of Default. If Lessee shall fail to make any Lease Payment or Availability Fee due on any Payment Date when the same shall have become due, and if such failure of Lessee to make such Lease Payment or Availability Fee shall not constitute the third consecutive such failure, then Lessor, any Lender, Lenders, Certificate Holder or Certificate Holders (the "Curing Party") may (but is not obligated to) pay to the Collateral Agent for the benefit of the Lenders, at any time prior to the earlier of the expiration of ten (10) Business Days after the Curing Party shall have received notice from the Administrative Agent of the failure of Lessee to make such Lease Payment or Availability Fee, an amount equal to the principal of and interest on the Notes then due by reason of the failure of Lessee to pay such Lease Payment or Availability Fee (otherwise than by declaration of acceleration) on such Payment Date, and such payment by the Curing Party shall be deemed to have cured any Loan Event of Default which arose or would have arisen from such failure of Lessee.

         If Lessee shall fail to make any Supplemental Payment when the same shall become due, or otherwise fail to perform any of its obligations (other than the payment of a Lease Payment under the Lease Agreement) under any Operative Document to which it is a party, which failure shall continue until such time as such failure shall constitute a Lease Event of Default upon notice to Lessee and can be cured by the payment of money, then a Curing Party may (but is not obligated to) make such payment or perform such obligation through the payment of money at any time prior to the expiration of ten (10) Business Days after such Curing Party shall have received notice of the occurrence of any such failure, and such payment or performance by such Curing Party shall be deemed to have cured any Loan Event of Default which arose or would have arise from such failure of Lessee.

         Upon such payment or performance by a Curing Party who is a Lender or a Certificate Holder, such Curing Party shall (to the extent of such payment made by it and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon) be subrogated to the rights of, in the case of a Curing Party who is a Lender, the other Lenders and, in the case of a Curing Party who is a Certificate Holder, the other Certificate Holders, to receive from Lessee the Lease Payment or Supplemental Payment, as the case may be, paid by such Curing Party. If the Collateral Agent shall thereafter receive from Lessee such Lease Payment, Availability Fee or Supplemental Payment, the Collateral Agent shall forthwith remit such payment to such Curing Party in reimbursement for the funds so advanced by it.

         Until the expiration of the period during which the Curing Party shall be entitled to exercise rights under paragraph (a) or (b) of this Section 6.1 with respect to any failure by Lessee referred to therein, neither the Administrative Agent, the Collateral Agent nor any Lender shall take or commence any action it would otherwise be entitled to take or commence under the Operative Documents as a result of such failure by Lessee.

         6.2. Certificate Holders Default Purchase Option. For so long as a Lease Event of Default has occurred and is continuing and Lenders have accelerated the Loans or are seeking to exercise substantial remedies under the Lease Agreement with respect to their interest in the Equipment, each Certificate Holder (individually or, if more than one Certificate Holder wishes to exercise the right, together with all such Certificate Holders) shall have the right, and is hereby granted the option (the "Certificate Holders Option") to purchase, or at the option of such Certificate Holder, to designate a third party to purchase, from all but not less than all of the Lenders and each Lender hereby agrees to sell to such Certificate Holder or its designee all but not less than all of its right, title and interest in the Loans and the Notes, at a purchase price equal to the aggregate of all amounts then owing to such Lender under the Operative Documents plus any costs incurred in connection with the sale, including but not limited to Breakage Costs and attorneys fees (the "Purchase Option Price") and to assign all of such Lender's rights, remedies and security interests with respect to the Loans and Notes under the Operative Documents to such purchasing Certificate Holder or Certificate Holders or its designee or their designees. In order to exercise the Certificate Holders Option, each such Certificate Holder shall deliver to each Lender, each other Certificate Holder and the Collateral Agent irrevocable written notice of such election (the "Option Notice") and shall pay the Purchase Option Price (or in the case of more than one Certificate Holder has given notice of its election to exercise the Certificate Holders Option, its pro rata share (in relation to the aggregate of its Equity Contributions and the aggregate Equity Contributions of all Certificate Holders exercising such option) of the Purchase Option Price) in immediately available funds on or before the second Business Day after delivery of the Option Notice in accordance herewith. Each Lender agrees that any participation, assignment, sale or other transfer of all or any part of its interest in the Loan or any Note shall be subject to the Certificate Holders Option and Lender and the Collateral Agent agree that they will not take any action with respect to the Equipment during the period after Lender and the Collateral Agent receive the Option Notice and prior to the third Business Day thereafter without the consent of the Certificate Holders.

         6.3. Lessee Cure Right. Notwithstanding anything to the contrary contained in this Agreement or any of the other Operative Documents, each of the Trust Company, Lessor, the Certificate Holders, the Administrative Agent, the Collateral Agent and the Lenders (collectively, the "Financing Parties") hereby agrees with and for the benefit of Lessee as follows:

         (a) Lessee shall have the right to satisfy any conditions precedent set forth in Section 3.2 or 3.3 in the event that the Trust Company, Lessor or any of the Certificate Holders, as the case may be, fails to do so on a timely basis, to the extent such condition precedent may be satisfied by a party other than Trust Company, Lessor, or Certificate Holder, as the case may be, and to the extent it may be satisfied without violating any law, court order or contractual obligation applicable thereto.

         (b) Lessee shall have the right, in place of Lessor, to cure, to the extent capable of cure by a party other than Lessor, any Loan Default or Loan Event of Default.

         (c) Copies of all notices from a Lender, the Administrative Agent or the Collateral Agent to Lessor hereunder or under the Loan Agreement shall be sent to Lessee and no such notice shall be effective for any purpose hereunder or thereunder unless sent to Lessee.

         (d) Lessor will, promptly upon becoming aware of any Loan Default or Loan Event of Default, other than a Loan Default or Loan Event of Default arising from a Lease

Default or Lease Event of Default, notify Lessee of the occurrence of such Loan Default or Loan Event of Default.

         (e) Each payment by Lessee or Guarantor to Lessor under the Lease Agreement or any other Operative Document shall be deemed to constitute a payment to the Administrative Agent, the Lenders and the Certificate Holders, as the case may be, or any corresponding payment obligations owing by Lessor to any of the Administrative Agent, the Lenders or the Certificate Holders under any of the Operative Documents solely for the purpose of determining amounts owed by Lessee under the Operative Documents.

         7. Security.

         7.1. Security Interest. For valuable consideration, and to secure the due payment and performance of all principal of, interest on the Loans, the Loan Availability Fee and any interest due thereon, Breakage Costs, if any, and all indebtedness and other liabilities and obligations, whether now existing or hereafter arising (including any obligations to indemnify, reimburse or pay costs and/or expenses) of Lessor to Lenders, the Administrative Agent and the Collateral Agent arising out of or in any way connected with the Operative Documents and all instruments, agreements and documents executed, issued and delivered pursuant thereto (collectively, the "Secured Obligations"), Lessor hereby assigns, conveys, mortgages, pledges, hypothecates, transfers and sets over to the Collateral Agent, and its successors and assigns, and grants to the Collateral Agent, and its successors and permitted assigns, a first Lien on and security interest in the rights, title and interest of Lessor now held or hereafter acquired in and to the following, except for Excepted Payments with respect thereto (collectively, the "Lessor Collateral"):

         (a) the Items of Equipment;

         (b) all Subleases pertaining to the Items of Equipment;

         (c) any Bill of Sale and all warranties (including, without limitation, warranties of title, merchantability, fitness for a particular purpose, quality and freedom from defects) and rights of recourse against manufacturers, assemblers, sellers and others in connection with the Items of Equipment;

         (d) the Assembly Agency Agreement, the Security Documents and all Lease Payments, Availability Fees and Supplemental Payments payable under the Lease Agreement and all other sums payable thereunder;

         (e) all accounts, contract rights, general intangibles and all other property rights of any nature whatsoever arising out of or in connection with the Lease Agreement or the Items of Equipment, including, without limitation, Lease Payments, Availability Fees, Supplemental Payments and Lessee Collateral and any other payments due and to become due under the Lease Agreement and the Subleases whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

         (f) all claims, rights, powers, or privileges and remedies of Lessor under the Lease Agreement;

         (g) all rights of Lessor under this Agreement and the Lease Agreement to make determinations to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of this Agreement or the Lease Agreement, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Collateral Agent) may be necessary or advisable in connection with any of the foregoing; provided, however, the Collateral Agent agrees for the benefit of Lessor that so long as no Loan Event of Default has occurred and is continuing, it will not exercise any of the rights assigned to it under clauses (f) and (g) of this Section 7, other than the right to receive amounts due under the Lease Agreement and Section 9 of this Agreement, without the prior written consent of Lessor;

         (h) all moneys now or hereafter paid or required to be paid to Lenders pursuant to any Operative Document; and

         (i) all proceeds of Lessor Collateral including, without limitation, all rentals, income and profits in respect of the Items of Equipment, whether under the Lease Agreement or otherwise, all credits granted by any manufacturer or vendor with respect to the return of any Item of Equipment and the proceeds of any insurance payable with respect to the Items of Equipment.

         7.2. Further Assurances. For each Item of Equipment, Lessor will, at Lessee's expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments other than estoppel certificates or other agreements, certificates and other documents to be delivered by any Sublessee or other Person (other than an Affiliate of Lessee) which the Administrative Agent may reasonably request to perfect, preserve or protect the Collateral Agent's security interest granted hereunder. To the extent permitted by Applicable Law, Lessor authorizes the Collateral Agent to file any such financing and continuation statements without the signature of Lessor and Lessor will pay all applicable filing fees and related expenses.

         7.3. Termination. Upon the full and final discharge and satisfaction of Lessor's obligations with respect to (i) all amounts owed under the Operative Documents, (ii) amounts owed under Sections 2.6.1 and 2.6.2 of the Loan Agreement in relation to the loss or sale of any Item of Equipment and (iii) any Item of Equipment replaced in accordance with Section 13 of the Lease Agreement, unless in the case of clause (ii) or (iii) a Lease Event of Default shall have occurred and be continuing, the provisions of this Section 7 shall terminate with respect to all Lessor Collateral or such Items of Equipment (as applicable) and all right, title and interest of the Collateral Agent in and to all Lessor Collateral or such Items of Equipment (as applicable) and the proceeds thereof shall revert to Lessor. Following payment or substitution in accordance with the foregoing sentence, Lessor's obligations to Lenders, the Administrative Agent and the Collateral Agent in and to all Items of Equipment or such Items of Equipment (as applicable) shall terminate. Upon the occurrence and during the continuation of a Lease Event of Default, the foregoing discharge shall be made only following satisfaction of all of Lessee's obligations to purchase the Items of Equipment under Section 24 of the Lease Agreement. The Collateral Agent shall, at Lessor's expense, execute and deliver any evidence of such release as Lessor may reasonably require and furnish to the Collateral Agent.

         7.4. Other Security. To the extent that the obligations of Lessor under any Operative Document are now or hereafter secured by property other than Lessor Collateral or by the guarantee, endorsement or property of any other Person, then at the written request of the Administrative Agent, and in accordance with its written instructions, the Collateral Agent shall have the right to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Collateral Agent's rights and remedies hereunder.

         7.5. Power of Attorney. Lessor irrevocably authorizes the Collateral Agent and does hereby make, constitute and appoint the Collateral Agent and any officer of the Collateral Agent, with full power of substitution, as Lessor's true and lawful attorney-in-fact, with power, in its own name or in the name of Lessor, to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of Lessor Collateral that may come into possession of the Collateral Agent; to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Lessor Collateral; to pay or discharge Taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against Lessor Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of Lessor Collateral; and generally, to do, at the Collateral Agent's option and at Lessor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon Lessor Collateral and the Collateral Agent's security interests therein and in order to effect the intent of the Operative Documents all as fully and effectually as Lessor might or could do; and Lessor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be coupled with an interest and irrevocable for the term of this Agreement and thereafter as long as any of the obligations of Lessor under any Operative Document shall be outstanding. The powers conferred on the Collateral Agent hereunder are solely to protect the security interest in Lessor Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors or employees shall be responsible to Lessor for any act or failure to act, except for its own gross negligence or willful misconduct.

         7.6. Assignment of Rights. Lessor agrees that the assignments herein are irrevocable and it will not, while said assignment is in effect or thereafter until Lessor has received from the Administrative Agent notice of the termination thereof, take any action as Lessor under the Lease Agreement or otherwise which is inconsistent with this Agreement or make any other assignment, designation or direction inconsistent herewith and that any assignment, designation or direction inconsistent herewith shall be void. Lessor and the Administrative Agent agree that the following are, without limitation, rights, powers, privileges, options, and benefits exclusively assigned by Lessor hereunder: (i) the right to make claim for, receive, collect and receipt for (and to apply the same to the payment of the principal of, Breakage Costs, if any, and interest on the Notes) all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, payments of Casualty Loss Value and other sums payable or receivable under this Agreement and the Lease Agreement or pursuant hereto or thereto, (ii) the right to make all waivers and agreements, to give and receive all notices and other instruments in its capacity as Lessor under the Operative Documents and to take all action upon the happening of Lease Event of Default, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of the Lease Agreement or by law, and
(iii) the right to do all other things which Lessor is or may become entitled to do under the Lease Agreement.

         7.7. Transfer of the Collateral by the Collateral Agent. The Collateral Agent or any Lender may be a transferee of Lessor Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder, and may apply upon the transfer price the indebtedness secured hereby owing to such transfer, to the extent of such transferee's distributive share of the transfer price to the extent permitted by Applicable Law. Any such transferee shall, upon any such transfer, acquire title to the properties so transferred, free of the Lien of this Agreement.

         7.8. No Segregation of Monies; No Interest. Any monies paid to or retained by the Collateral Agent pursuant to any provision hereof and not then required to be distributed to any party as provided in this Section 7 need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, without interest.

         7.9. Distribution of Moneys. Except as may be otherwise provided in this Section 7 and for so long as no Loan Event of Default has occurred and is continuing, all moneys received by the Collateral Agent shall be applied in accordance with this Section 7.9:

         (a) Scheduled and End of Term Payments. Provided no Loan Event of Default has occurred and is continuing, moneys received by the Collateral Agent constituting Lease Payments or any end of term payment under Section 28 or 29 of the Lease Agreement, Loan Availability Fees or Supplemental Payments under the Lease Agreement other than constituting payment of Casualty Loss Value with respect to an Event of Loss or proceeds of a sale under Section 28.5 of the Lease Agreement (including the payment of interest on any such overdue amount), shall be applied (as determined by the Administrative Agent in accordance with Section 2.4.5 of the Loan Agreement):

         First, to each Lender on a pari passu basis in accordance with clauses first through fifth of Section 2.7 of the Loan Agreement;

         Second, to each other Lessor Indemnified Person other than the Certificate Holders on a pari passu basis, all amounts then due such Person hereunder;

         Third, to Lessor all amounts then due Lessor under Section 10;

         Fourth, to the Certificate Holders on a pari passu basis, for all amounts then due the Certificate Holders; and

         Fifth, the balance, if any, of such payment remaining thereafter shall be distributed to Lessee.

         (b) Partial Prepayments. Provided no Loan Event of Default has occurred and is continuing, moneys received by the Collateral Agent constituting payment of Casualty Loss Value with respect to an Event of Loss (including any insurance proceeds or condemnation awards in respect of the subject Event of Loss which are payable to the Collateral Agent pursuant to the provisions of the Lease Agreement) or constituting proceeds of the sale of any Item of Equipment pursuant to Section 28.5 of the Lease Agreement shall be applied on the date received (as determined by the Administrative Agent in accordance with Section
2.4.5 of the Loan Agreement):

         First, to each Lender on a pari passu basis in accordance with clauses first through fourth of Section 2.7 of the Loan Agreement;

         Second, to each Lender and to Lessor on a pari passu basis (based on the aggregate of the outstanding principal balance of each Lender's Notes and the Equity Component less any amounts previously distributed to Lessor under this Section 7.9(b)) so much of such funds as shall be required to pay in full any principal amount then due on the Loans; and

         Third, to each other party hereto in accordance with clauses second through fifth of Section 7.9(a).

         7.10. Payments after a Loan Event of Default. All payments received and all amounts held or realized by the Collateral Agent (including any amounts realized by the Collateral Agent from the exercise of any remedies) after the occurrence and during the continuance of a Loan Event of Default, and all payments or amounts then held or thereafter received by the Collateral Agent hereunder or under the Operative Documents, shall, so long as such Loan Event of Default continues and shall not have been waived in writing by Majority Lenders, be applied on the date received:

         First, so much of such payments or amounts held or realized by the Collateral Agent as shall be required to reimburse the Collateral Agent and the Administrative Agent for any expenses not reimbursed by Lessor in connection with the collection or distribution of such amounts held or realized by the Collateral Agent or in connection with the expenses incurred in enforcing its remedies hereunder and preserving Lessor Collateral including, without limitation, those expenses contemplated under
     Section 12.1 of this Agreement, shall be retained by the Collateral Agent or paid to the Administrative Agent, as the case may be; and

         Second, in accordance with clauses first through fifth of Section
     7.9(a).

         7.11. Application of Certain Other Payments. Any payments received by any Lender for which provision as to the application thereof is made in this Agreement, the Loan Agreement or the Notes shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of this Agreement, the Loan Agreement or the Notes.

         7.12. Other Payments. Except as otherwise provided in Sections 7.9 and 7.10, (a) any payments received by the Collateral Agent for which no provision as to the application thereof is made in the Operative Documents, or elsewhere in this Section 7, and (b) all payments received and amounts realized by the Collateral Agent with respect to Lessor Collateral (including, without limitation, all amounts realized upon the sale, release or other disposition of Lessor Collateral upon foreclosure of this Agreement), to the extent received or realized at any time after payment in full of the amounts set forth in clauses first through fifth of Section 2.7 of the Loan Agreement for each Lender shall be paid to Lessor or its designee.

         7.13. Retention of Amounts by the Collateral Agent. If at the time of receipt by the Collateral Agent of any payment or amount which would otherwise be distributable to Lessor, there shall have occurred and be continuing a Loan Default or a Loan Event of Default, the Collateral Agent shall not distribute any such amount to Lessor or its designee and shall hold it as security for Lessor's obligations to Lenders under the Operative Documents until such time as there shall not be continuing such Loan Default or Loan Event of Default.

         7.14. Conflicts. If any provision of this Section 7 conflicts with any provision contained in any other Operative Document, such provision contained in this Section 7 shall prevail.

         8. Guaranty.

         For the benefit of each other party hereto (each a "Guaranty Party"), Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of Lease Payments, Availability Fees, Supplemental Payments and any interest due thereon and of all obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of Lessee now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Operative Document and the due performance and compliance by Lessee with the terms of the Lease Agreement and the Operative Documents binding on Lessee (all such payments, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by Guarantor under this guaranty shall be made on the same basis as payments by Lessee under the Operative Documents. Guarantor hereby waives notice of acceptance of this guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by an Guaranty Party against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor). Any Guaranty Party may at any time and from time to time unless otherwise prohibited under the Operative Documents without the consent of, or notice to Guarantor, without incurring responsibility to Guarantor and without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

         (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

         (c) exercise or refrain from exercising any rights against Lessee or others or otherwise act or refrain from acting;

         (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof;

         (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Lessee to any Guaranty Party regardless of what liabilities or liabilities of Lessee remain unpaid; and/or

         (f) consent to or waive any breach of, or any act, omission or default under, any of the Operative Documents or otherwise amend, modify or supplement any of the Operative Documents or any of such other instruments or agreements.

         The obligations of Guarantor under this Section 8 are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including,without limitation
(i) any action or inaction by any Guaranty Party; or (ii) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor. The obligations under this Section 8 are primary obligations of Guarantor. If and to the extent that Guarantor makes any payment to any Guaranty Party or to any other Person pursuant to or in respect of this
Section 8, any claim which Guarantor may have against Lessee by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

         The obligations under this Section 8 are continuing and all liabilities to which they apply or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranty Party in exercising any right, power or privilege hereunder and no course of dealing between Guarantor, any Guaranty Party or the holder of any Note or Certificate shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers and remedies which any Guaranty Party or the holder of any Note or Certificate would otherwise have. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranty Party or the holder of any Note or Certificate to any other or further action in any circumstances without notice or demand.

         This guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, or of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Guaranty Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Lessee or Guarantor, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, Lessee or Guarantor or any substantial part of its property, all as though such payment had not been made and any statute of limitations in favor of Guarantor against any Guaranty Party relating to any such amount to be restored or returned shall be tolled, or deemed to have been tolled, to the extent permitted by law, during the period from the date such payment was made to such Guaranty Party until the date such Guaranty Party so restores or returns such amount.

         9. Covenants.

         9.1. Lessor Covenants. Lessor covenants for the benefit of each other party hereto (unless each shall have otherwise waived in writing compliance herewith) during the term of this Agreement as follows:

         (a) It shall take all actions as are required to keep the representations and warranties made by it in Section 2.5 (except, in the case of clause (b) of Section 2.5, if the location of such office shall change, Lessor shall provide each other party hereto with not less than ten (10) days' prior written notice of such change), true and correct in all material respects (but without regard to the date when such representations and warranties were made or are expressed to be effective) until such time as all of the obligations secured hereby have been paid in full.

         (b) It shall obtain and maintain, or cause to be obtained or maintained, in full force and effect, any authorization, approval, license, or consent of any governmental or judicial authority including those which may be or become necessary in order for Lenders, the Collateral Agent, Lessee and Certificate Holders to obtain the full benefits of this Agreement and all rights and remedies granted or to be granted herein.

         (c) The proceeds of each Loan shall be used solely to finance Lessor's acquisitions of Items of Equipment in accordance with the terms of this Agreement and the Assembly Agency Agreement and for costs related to such transactions. No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         (d) It shall comply in all material respects with all Applicable Laws, rules, regulations and orders of any jurisdiction, such compliance to include paying when due all Taxes imposed upon it or upon its property by any Governmental Entity except to the extent contested in good faith and for which adequate reserves have been segregated.

         (e) It shall promptly take, and maintain the effectiveness of, all action of the type referred to in clause (b) of Section 2.4 or otherwise that may, from time to time, be necessary or appropriate under Applicable Law in connection with the performance by Lessor of its obligations under the Operative Documents, or the taking of any action hereby or thereby contemplated, or necessary for the legality, validity, binding effect or enforceability of the Operative Documents, or for the making of any payment or the transfer or remittance of any funds by Lessor under the Operative Documents.

         (f) It shall duly pay and discharge (i) immediately upon the attachment thereof all Liens other than Permitted Liens on any Lessor Collateral, (ii) as and when due, all of its indebtedness and others obligations before the time that any Lien attaches unless and only to the extent that any such amounts are not yet due and payable or the validity thereof is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Items of Equipment or any interest therein and Lessor maintains appropriate reserves with respect thereto or has made adequate provision for the payment thereof, in accordance with generally accepted accounting principles and approved by the Majority Lenders and (iii) all Taxes imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto.

         (g) It shall keep at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs, and provide or cause to be provided adequate protection against loss or damage to such books of record and account.

         (h) It shall not operate in a manner that would result in an actual, constructive or substantive consolidation with Certificate Holders, any other Person other than Lessee, and in such connection Lessor shall observe all trust formalities, maintain records separately and independently from those of Certificate Holders or other Person and enter into any transactions with Certificate Holders only on an arm's-length contractual basis.

         (i) It shall not without the consent of all Lenders (i) enter into any business other than its acquisition, leasing, financing and sale of the Equipment, (ii) create, incur, assume or permit to exist any Indebtedness, except as expressly permitted by this Agreement, (iii) enter into, or be a party to, any transaction with any Person, except the transactions set forth in the Operative Documents and as expressly permitted thereby, or (iv) make any investment in, guarantee the obligations of, or make or advance money to any Person, through the direct or indirect lending of money, holding of securities or otherwise except the transactions set forth in the Operative Documents and as expressly permitted thereby.

         (j) It shall not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease (substantially as a whole), or otherwise dispose of (whether in one or in a series of transactions) its assets except as expressly permitted by this Agreement.

         (k) It shall notify Lessee of any Loan Event of Default except any such Loan Event of Default caused by or related to a Lease Event of Default.

         (l) It shall not claim ownership of any Item of Equipment on any Federal, state, local or foreign tax return or filing.

         9.2. Trust Company Covenants. Trust Company covenants and agrees for the benefit of each other party hereto (unless each party shall have otherwise waived in writing compliance herewith) during the term of this Agreement as follows:

         (a) It shall perform all of its obligations set forth in the Trust Agreement and shall not amend, modify, consent to any change to the terms or otherwise alter the Trust Agreement in any manner without the consent of each of the other parties hereto.

         (b) It shall not, so long as no Lease Event of Default has occurred and is continuing, take or cause to be taken any action contrary to Lessee's or any Sublessee's right to quiet enjoyment of, and the continuing possession, use and operation of, the Equipment during the Term.

         (c) It shall (i) not cause or permit to exist any Lien attributable to it with respect to the Items of Equipment or any other portion of the Trust Estate other than Permitted Liens, (ii) promptly, at its own expense, take such action as may be necessary duly to discharge any Lien attributable to it, and
(iii) make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from any Liens attributable to it.

         (d) It shall not change the location of its principal office to a location outside of Wilmington, Delaware without providing at least ten (10) days advance written notice thereof.

         9.3. Certificate Holders Covenants. Each Certificate Holder covenants and agrees for the benefit of each party hereto (unless each party hereto shall have otherwise waived in writing compliance herewith) during the term of this Agreement as follows:

         (a) It shall maintain its existence as a corporation in good standing under the laws of the state or country of its organization.

         (b) It shall perform all of its obligations set forth in the Trust Agreement and shall not amend, modify, consent to any change to the terms or otherwise alter the Trust Agreement in any manner without the consent of Lessee, Guarantor, Administrative Agent, Collateral Agent, Majority Lenders and Majority Certificate Holders.

         (c) It shall not remove, or cause to be removed, the Trustee or appoint, or cause to be appointed, a successor Trustee or a Co-Trustee without the written consent of the Administrative Agent and, provided no Lease Event of Default has occurred and is continuing, the written consent of Lessee (which consents, in any case, shall not be unreasonably withheld or delayed).

         (d) It shall not, so long as no Lease Event of Default has occurred and is continuing or the Lease Agreement has not otherwise been terminated, take or cause to be taken any action contrary to Lessee's or any Sublessee's right to quiet enjoyment of, and the continuing possession, use and operation of, the Equipment during the Term of the Lease Agreement.

         (e) It shall (i) not cause or permit to exist any Lien attributable to it with respect to the Items of Equipment or any other portion of the Trust Estate other than Permitted Liens, (ii) promptly, at its own expense, take such action as may be necessary duly to discharge any Lien attributable to it, and
(iii) make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from any Liens attributable to it.

         9.4. Lender and Collateral Agent Covenant. Each Lender and the Collateral Agent hereby covenants and agrees, for the benefit of Lessor and Lessee, that so long as no Lease Event of Default has occurred and is continuing or the Lease Agreement has not otherwise been terminated, it shall not take or cause to be taken any action contrary to Lessee's or any Sublessee's right to quiet enjoyment of, and the continuing possession, use and operation of, the Equipment during the Term.

         9.5. Lessee and Guarantor Covenants. Each of Guarantor and Lessee, as applicable, covenants and agrees for the benefit of Lessor, Certificate Holders, each Lender, the Administrative Agent and the Collateral Agent (unless each such Person shall otherwise waive in writing compliance herewith) that on the Closing Date therefor and thereafter during the remaining term of this Agreement as follows:

         (a) Information Covenants. Guarantor will furnish to the Administrative Agent, Lenders and Certificate Holders:

         (i) Monthly Reports. Within 45 days after the end of each fiscal month of Guarantor, the consolidated balance sheets of Guarantor and its Subsidiaries on a consolidated basis and Lessee and its Consolidated Subsidiaries on a stand-alone basis as at the end of such month and the related consolidated statements of income and retained earnings and statement of cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case accompanied by an abbreviated discussion of the operating results in such preceding fiscal month.

         (ii) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of Guarantor, the consolidated balance sheets of Guarantor and its Subsidiaries on a consolidated basis and Lessee and its Consolidated Subsidiaries on a stand-alone basis as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer of Guarantor, subject to normal year-end audit adjustments.

         (iii) Annual Financial Statements. Within 105 days after the close of each fiscal year of Guarantor, the consolidated balance sheets of Guarantor and its Subsidiaries on a consolidated basis and Lessee and its Consolidated Subsidiaries on a stand-alone basis as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified, in the case of the consolidated financial statements of Guarantor, by Deloitte & Touche LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, and in the case of the other financial statements, certified by the chief financial officer of Guarantor, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of Guarantor and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Lease Default or Lease Event of Default, which has occurred and is continuing or, if in the opinion of such accounting firm such a Lease Default or Lease Event of Default has occurred and is continuing, a statement as to the nature thereof.

         (iv) Management Letters. Promptly after Guarantor or any of its Subsidiaries' receipt thereof, a copy of any "management letter" addressed to the board of directors of Guarantor or such Subsidiary from its certified public accountants and any internal control memoranda relating thereto.

         (v) Budgets. No later than the first day of each fiscal year of Guarantor, a budget in form satisfactory to the Majority Lenders (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by Guarantor for each of the twelve months of such fiscal year prepared in detail, accompanied by a statement of the Chief Financial Officer of Guarantor to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

         (vi) Certificates of Responsible Officer. At the time of the delivery of the financial statements provided for in Sections 9.5(a)(ii) and 9.5(a)(iii), a certificate of a Responsible Officer of Guarantor to the effect that, to the best of such officer's knowledge, no Lease Default or Lease Event of Default has occurred and is continuing or, if any Lease Default or Lease Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth in reasonable detail the calculations required to establish whether the Lessee was in compliance with the provisions of Sections 9.5(k), (m), (n),
     (o), (q) and (r) (but with respect to Section 9.5(r) only to the extent delivered with the financial statements required by Section 9.5(a)(iii)), inclusive, at the end of such fiscal quarter or year, as the case may be.

         (vii) Notice of Default or Litigation. Promptly, and in any event within three Business Days after a Responsible Officer of Guarantor or Lessee obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Lease Default or

     Lease Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against Guarantor or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor or any of its Subsidiaries or (y) with respect to the Guarantor IPO, the Repurchase, the Revolver or any Operative Document.

         (viii) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to Guarantor or its Subsidiaries as any Lender or Certificate Holder may reasonably request.

         (b) Books, Records and Inspections. Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Guarantor will, and will cause each of its Subsidiaries to, permit upon two Business Days' prior notice officers and designated representatives of the Administrative Agent or the Majority Lenders to visit and inspect, under guidance of officers of Guarantor or such Subsidiary, any of the properties of Guarantor or such Subsidiary, and to examine the books of account of Guarantor or such Subsidiary and discuss the affairs, finances and accounts of Guarantor or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Majority Lenders may reasonably request, all such inspections to be subject to any binding confidentiality agreement for the benefit of a third party that prohibits the foregoing. Guarantor will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent to conduct, at Guarantor's expense, an annual audit of the accounts receivable and inventories of Guarantor and its Subsidiaries.

         (c) Compliance with Statutes, etc. Guarantor will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (d) Compliance with Environmental Laws. (i) Guarantor will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by Guarantor or any of its Subsidiaries (except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole), will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither Guarantor nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by Guarantor or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, released or disposed of at any such Real Properties in compliance in all material respects with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of the business or operations of Guarantor or any of its Subsidiaries.

         (ii) At the written reasonable request of the Administrative Agent or the Majority Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, Guarantor will provide, at Guarantor's sole cost and expense, an environmental site assessment report concerning any Real Property owned or operated by Guarantor and its Subsidiaries, prepared by an environmental consulting firm reasonably satisfactory to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property, provided that in no event shall such request be made more often than once every three years for any particular Real Property unless (i) the Obligations have been declared due and payable pursuant to Section 23 of the Lease Agreement or Section 6.1 of the Loan Agreement; (ii) the Lenders or Certificate Holders receive notice under
Section 9.5(d) of any event for which notice is required to be delivered for any such Real Property or any business or operations of Guarantor or any of its Subsidiaries; or (iii) a Lease Default or a Lease Event of Default then exists. If Guarantor or Lessee fails to provide the same within ninety (90) days after such request was made, the Administrative Agent may order the same, the cost of which shall be borne by Lessee, and Guarantor and Lessee shall grant and hereby grant to the Administrative Agent, the Lenders, the Certificate Holders and their agents access to such Real Property and specifically grant the Administrative Agent, the Lenders and the Certificate Holders an irrevocable non-exclusive license to undertake such an assessment, all at Guarantor's expense.

         (e) ERISA. As soon as possible and, in any event, within ten (10) business days after Guarantor, any Subsidiary of Guarantor or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Guarantor will deliver to each of the Lenders a certificate of the chief financial officer of Guarantor setting forth the full details as to such occurrence and the action, if any, that Guarantor, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Guarantor, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: (i) that a Reportable Event has occurred (except to the extent that Guarantor has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); (ii) that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; (iii) that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan;
(iv) that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; (v) that a Plan which is subject to Title IV of ERISA has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (vi) that a Plan has an Unfunded Current Liability; (vii) that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA;
(viii) that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; (ix) that Guarantor or any Subsidiary of Guarantor will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or (x) that Guarantor or any Subsidiary of Guarantor may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan in addition to the liability that existed on the Effective Date pursuant to any such plan or plans. Guarantor will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. Guarantor will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan which is subject to Title IV of ERISA (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC, and any material notices received by Guarantor, any Subsidiary of Guarantor or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than twenty (20) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or such notice has been received by Guarantor, the Subsidiary or the ERISA Affiliate, as applicable.

         (f) Performance of Obligations. Guarantor will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         (g) Payment of Taxes. Guarantor will pay and discharge or cause to be paid and discharged, and will cause each of its Subsidiaries to pay and discharge, all lawful claims, taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis; provided that neither Guarantor nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

         (h) Liens. Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Guarantor or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Guarantor or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.5(h) shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Guarantor Liens"):

         (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

         (ii) Liens in respect of property or assets of Guarantor or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of Guarantor's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of Guarantor's or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

         (iii) Liens in existence on the Closing Date which are listed, and the property subject thereto described, in Schedule 5, but only to the respective date, if any, set forth in such Schedule 5 for the removal and termination of any such Liens, plus renewals and extensions of such Liens to the extent set forth on Schedule 5, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of Guarantor or any of its Subsidiaries;

         (iv) Permitted Encumbrances;

         (v) Liens created pursuant to the "Security Documents" (as defined in the Revolver) or the Security Documents;

         (vi) leases or subleases granted to other Persons not materially interfering with the conduct of the business of Guarantor and its Subsidiaries taken as a whole;

         (vii) Liens (including precautionary UCC filings) upon assets of Lessee its Subsidiaries subject to Equipment Financing Transactions to the extent permitted by Section 9.5(k)(v) and the provisions of this Agreement, provided that (x) such Liens secure only the payment of such obligations under Equipment Financing Transactions, (y) if such obligations constitute Operating Lease Obligations, the Attributable Indebtedness in respect thereof shall not exceed $170,000,000 at any time and (z) such Liens do not encumber any other asset of Guarantor or any Subsidiary of Guarantor;

         (viii) Liens securing Indebtedness permitted pursuant to Section 9.5(k)(xv);

         (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of Guarantor and its Subsidiaries taken as a whole;

         (x) Liens on assets of a Foreign Subsidiary of Lessee securing Indebtedness permitted to be incurred by such Foreign Subsidiary under this Agreement;

         (xi) Liens arising out of judgments or awards in respect of which Guarantor or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed $1,000,000 at any time outstanding;

         (xii) statutory and common law landlords' liens under leases to which Guarantor or any of its Subsidiaries is a party;

         (xiii) Liens incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, provided that the aggregate outstanding amount of obligations secured by Liens permitted by this clause (xiii) (and the value of all cash and property encumbered by Liens permitted pursuant to this clause (xiii)) shall not at any time exceed $5,000,000;

         (xiv) Liens securing Indebtedness permitted pursuant to Section 9.5(k)(xiv);

         (xv) Liens existing on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of Lessee in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (x) any Indebtedness that is secured by such Liens is otherwise permitted under Section 9.5(k)(xiii) and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, any such acquisition and do not attach to any asset of Guarantor or any other asset of Lessee or any of its Subsidiaries; and

         (xvi) Liens existing on property or assets of a new Domestic
     Subsidiary of Lessee in existence at the time such Domestic Subsidiary is acquired pursuant to an investment made under Section 9.5(q)(xii), provided that (x) any Indebtedness that is secured by such Liens is otherwise permitted under Section 9.4(k)(xiii) and
     (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, any such acquisition and do not attach to any asset of Guarantor or Lessee or other asset of any Subsidiary of Lessee.

         (i) Consolidation, Merger, Purchase or Sale of Assets, etc. Guarantor will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

         (i) Capital Expenditures by Lessee and its Subsidiaries shall be permitted to the extent not in violation of Section 9.5(r);

         (ii) each of Lessee and its Subsidiaries may in the ordinary course of business sell or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer useful in the conduct of such Person's business, provided that the proceeds of all assets subject to sales or other dispositions pursuant to this clause (ii) shall not exceed $5,000,000 in any fiscal year of Lessee;

         (iii) investments may be made to the extent permitted by Section
     9.5(q);

         (iv) each of Lessee and its Subsidiaries may lease (as lessee) real or personal property to the extent permitted by Section 9.5(k) (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 9.5(k));

         (v) each of Lessee and its Subsidiaries may make sales or leases of inventory or equipment in the ordinary course of business;

         (vi) any Subsidiary of Lessee may be merged or consolidated with or into Lessee or any other Wholly-Owned Domestic Subsidiary of Lessee or be liquidated, wound up or dissolved, or all or substantially all of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Lessee or any other Wholly-Owned Domestic Subsidiary of Lessee;

         (vii) any disposition of assets required to effectuate Equipment Finance Transactions otherwise permitted hereby shall be permitted;

         (viii) each of Lessee and its Subsidiaries may acquire all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) or 100% of the capital stock of any Person, through merger with the Lessee or a Subsidiary of the Lessee or by stock purchase (any such acquisition permitted by this clause (viii), a "Permitted Acquisition"), so long as (i) no Lease Default or Lease Event of Default then exists or would result therefrom, (ii) each of the representations and warranties contained in Sections 2.1 and 2.2 of this Participation Agreement shall be true and correct in all material respects both before and after giving effect to such Permitted Acquisition, (iii) any Liens or Indebtedness or Operating Lease Obligations incurred, assumed or issued in connection with such acquisition are otherwise permitted under Section 9.5(h) or 9.5(k), as the case may be, (iv) the only consideration paid by Lessee or any Subsidiary in connection with any Permitted Acquisition consists solely of cash, assumed Indebtedness (including Capitalized Lease Obligations) and/or Operating Lease Obligations, the issuance of unsecured Indebtedness to the extent permitted under Section 9.5(k)(xv), common stock of Guarantor and/or Qualified Preferred Stock of Guarantor, (v) Guarantor and its Subsidiaries would have been in compliance with the financial covenants set forth in Section 9.5(m) through 9.5(o), inclusive, and 9.5(r), for the Test Period then most recently ended prior to the date of the consummation of such Permitted Acquisition, in each case with such financial covenants to be determined on a pro forma basis (subject to the methodology to give effect to such pro forma adjustments being satisfactory to the "Administrative Agent" (as defined in the Revolver) as if such Permitted Acquisition had been consummated on the first day of such Test Period (and assuming that any Indebtedness incurred, issued or assumed in connection therewith had been incurred, issued or assumed on the first day of, and had remained outstanding throughout, such Test Period), (vi) the sum of (A) the aggregate consideration paid in connection with all Permitted Acquisitions (including, without limitation, any earn-out, non-compete or deferred compensation arrangements, the aggregate principal amount of any Indebtedness assumed in connection therewith and the fair market value of any capital stock of Guarantor issued in connection therewith) shall not exceed (I) $75,000,000 in any fiscal year of Guarantor, (II) in the event such consideration consists of cash and assumed Indebtedness (including Capitalized Leased Obligations), $10,000,000 in any fiscal year (and $50,000,000 in the aggregate) (excluding any portion of such consideration which is treated as, or involves the acquisition of assets which is treated as, a Capital Expenditure under Section 9.5(r), and (z) to the extent that such consideration consists solely of common stock of Guarantor and/or Qualified Preferred Stock of Guarantor, $200,000,000, (vii) after giving effect to any Permitted Acquisition, the Unutilized Commitment (as defined in the Revolver) is at least $5,000,000, and (viii) the assets or Person acquired pursuant to each such Permitted Acquisition are employed or engaged, as the case may be, in a Permitted Business;

         (ix) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Foreign Subsidiary or Foreign Joint Venture so long as at least 65% of the total combined voting power of all classes of capital stock of all first-tier Foreign Subsidiaries and all of the capital stock owned by Guarantor or any of its Subsidiaries of any first-tier Foreign Joint Venture is pledged pursuant to the Pledge Agreement (unless, (A) in the case of Foreign Subsidiaries, the "Administrative Agent" (as defined in the Revolver) reasonably determines that such pledge shall result in regulatory or economic disadvantages and (B) additionally, in the case of Foreign Joint Ventures, the organizational documents thereof prohibit such Pledge)

         (x) the assets of any Foreign Subsidiary or Foreign Joint Venture may be transferred to Lessee or any of its Domestic Subsidiaries and any Foreign Subsidiary or

     Foreign Joint Venture may be merged with and into, or be dissolved or liquidated into, Lessee or any of its Domestic Subsidiaries so long as Lessee or such Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation;

         (xi) Lessee or any of its Domestic Subsidiaries may transfer to one or more Foreign Subsidiaries or Foreign Joint Venture those assets theretofore transferred to Lessee or such Domestic Subsidiary by a Foreign Subsidiary or Foreign Joint Venture (whether by merger, liquidation, dissolution or otherwise) pursuant to clause (x) of this Section 9.5(i);

         (xii) each of Lessee and its Subsidiaries may enter into sale and leaseback transactions with respect to their inventory, equipment and Real Property, in which Lessee or any of its Subsidiaries acts as seller of the inventory, equipment or Real Property that is the subject of the transaction, so long as (v) no Lease Default or Lease Event of Default then exists or would result therefrom, (w) each such sale and leaseback transaction is in an arm's-length transaction and Lessee or the respective Subsidiary receives at least fair market value (as determined in good faith by Lessee or such Subsidiary, as the case may be), (x) the total consideration received by Lessee or such Subsidiary is cash and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(b) of the Revolver and (z) the Capitalized Lease Obligations and/or Operating Lease Obligations are otherwise permitted under this Agreement;

         (xiii) so long as (x) no Lease Default or Lease Event of Default then exists or would result therefrom and (y) Lessee shall be in compliance with the financial covenants contained in Sections 9.5(m) through 9.5(o), inclusive, and 9.5(r), with such covenants to be calculated on a pro forma basis, Lessee may, and may permit its Subsidiaries to, exchange (for reasonably equivalent value, a portion thereof which may include cash) any inventory, equipment and other assets (each such transaction an "Asset Swap"), provided that (A) the sum of (1) the total value of all assets to be swapped in any fiscal year of Lessee and (2) the total value of assets sold in accordance with Section 9.5(i)(xiv) in such fiscal year shall not exceed in the aggregate 10% of the total value of all assets of Lessee and its Subsidiaries as of the end of the most recently ended fiscal year, (B) that the disposition and acquisition of the subject inventory, equipment or other assets occur within 60 days of one another and (C) that any such cash proceeds received by Lessee or any of its Subsidiaries in connection with any such Asset Swap shall be applied and/or reinvested as (and to the extent) required by Section 4.02(b) of the Revolver;

         (xiv) each of Lessee and its Subsidiaries may sell assets, so long as
     (v) no Lease Default or Lease Event of Default then exists or would result therefrom, (w) each sale is in an arm's length transaction and Lessee or the respective Subsidiary receives at least fair market value (as determined in good faith by Lessee or such Subsidiary, as the case may be),
     (x) the total consideration received by Lessee or such Subsidiary is at least 75% cash and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(b) of the Revolver and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (xiv) plus the total value of the assets swapped pursuant to Section 9.5(i)(xiii) in any fiscal year of Lessee does not exceed 10% of the total value of all assets of Lessee and its Subsidiaries as of the end of the most recently ended fiscal year of Lessee; and

         (xv) any of Guarantor and its Subsidiaries may enter into agreements to effectuate any transaction otherwise prohibited by this Section 9.5(i) so long as the consummation of any such agreement is conditioned upon obtaining the consent of the Majority Lenders or repaying the Obligations in full (other than obligations under Sections 10.4 and 12.1).

         (j) Dividends. Guarantor shall not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Guarantor or any of its Subsidiaries, except that:

         (i) (x) any Subsidiary of Lessee may pay Dividends to Lessee or any Wholly-Owned Subsidiary of Lessee and (y) any non-Wholly-Owned Subsidiary of Lessee may pay cash Dividends to its shareholders generally so long as Lessee or its respective Subsidiary, which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based on the relative holdings of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary), provided that no non-Wholly-Owned Subsidiary of Lessee which is a Subsidiary Guarantor (as defined in the Revolver) may pay any Dividends pursuant to this clause (y) at any time that a Lease Default or Lease Event of Default has occurred and is continuing;

         (ii) so long as there shall exist no Lease Default or Lease Event of Default (both before and after giving effect to the payment thereof) Lessee may pay cash Dividends to Guarantor, so long as such proceeds are promptly used by Guarantor to pay (x) corporate overhead costs, directors' fees and other expenses (including, without limitation, the fees and expenses permitted pursuant to Section 9.5(l)(iii)), provided that the aggregate amount of cash Dividends paid during the respective fiscal year pursuant to this clause (ii), together with the amount of any outstanding loans and advances made during the respective fiscal year by Lessee pursuant to
     Section 9.5(q)(vi) (without reduction for any writedowns or write-offs thereof), shall not during any fiscal year of Lessee exceed $1,000,000 or
     (y) franchise taxes and federal, state and local income taxes and interest and penalties with respect thereto, if any, payable by Guarantor (provided that any refund shall be promptly returned by Guarantor to Lessee); and

         (iii) so long as there shall exist no Lease Default or Lease Event of Default (both before and after giving effect to the payment thereof) Lessee may pay cash Dividends to Guarantor so long as the proceeds thereof are immediately used by Guarantor to purchase shares of common stock or options to purchase shares of common stock of Guarantor held by former employees of Lessee following the termination of their employment by Lessee or any of its Subsidiaries, provided that the aggregate amount of cash Dividends paid pursuant to this clause (iii) shall (x) be funded with life insurance proceeds received by Lessee under life insurance policies maintained with respect to such employee or (y) to the extent not funded as described in preceding clause (x), not during any fiscal year of Lessee exceed $3,000,000.

         (k) Indebtedness. Guarantor will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

         (i) Indebtedness incurred pursuant to this Agreement and the other Operative Documents;

         (ii) Existing Indebtedness outstanding on the Closing Date and listed on Schedule 6, without giving effect to any subsequent extensions, renewal or refinancing thereof except to the extent set forth on Schedule 6, provided that the aggregate principal amount of Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing;

          (iii) Indebtedness with respect to surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of Lessee or any of its Subsidiaries or in connection with judgments that do not result in a Lease Default or Lease Event of Default, provided that the aggregate outstanding amount of all such surety bonds, appeal bonds and customs bonds permitted by this clause (iii) shall not at any time exceed $5,000,000;

         (iv) Indebtedness under Interest Rate Protection Agreements on terms acceptable to the "Administrative Agent" (as defined in the Revolver);

         (v) Indebtedness evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 9.5(r), provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations and Purchase Money Indebtedness permitted by this clause (v) exceed $15,000,000 at any time outstanding;

         (vi) Indebtedness of Lessee and its Subsidiaries evidenced by Lessee Senior Discount Notes outstanding on the Closing Date (and guarantees thereof) plus the amount of interest on such Lessee Senior Discount Notes paid in kind or through accretion or capitalization;

         (vii) accrued expenses and current trade accounts payable incurred in the ordinary course of business and unsecured guarantees of Lessee or any of its Subsidiaries of such trade accounts payable, and obligations under trade letters of credit incurred by Lessee or such Subsidiary in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by Lessee or such Subsidiary;

         (viii) Indebtedness of Lessee under any Other Hedging Agreement which is entered into to protect Lessee against fluctuations in currency values so long as such Other Hedging Agreements are for bona fide business purposes and are not speculative;

         (ix) Indebtedness of Lessee not to exceed $3,000,000 at any time outstanding and secured by insurance cancellation premiums relating to insurance maintained by Lessee in the ordinary course of business;

         (x) intercompany Indebtedness among Lessee and its Subsidiaries to the extent permitted by Section 9.5(q);

         (xi) (A) unsecured guarantees by Guarantor of Indebtedness, Operating Lease Obligations or other obligations of its Domestic Subsidiaries that are permitted to be incurred hereunder, (B) guarantees by Foreign Subsidiaries of Indebtedness, Operating Lease Obligations or other obligations of other Foreign Subsidiaries of the Borrower that are permitted to be incurred hereunder and (C) unsecured performance guarantees by Guarantor and its Subsidiaries of their respective Subsidiaries', Domestic Joint Ventures' and Foreign Joint Ventures' service, supply or other similar contracts so long as (A) any such contract and the performance guaranty given in respect thereof are entered into in the ordinary course of business and (B) in no event shall any such guaranty guarantee the payment of any Indebtedness of such Subsidiary, Domestic Joint Venture or Foreign Joint Venture.

         (xii) Indebtedness of any Foreign Subsidiary of Lessee the proceeds of which Indebtedness are used for such Foreign Subsidiary's and/or its Foreign Subsidiaries' working capital and general corporate purposes (the "Foreign Subsidiary Indebtedness");

         (xiii) Indebtedness consisting of Capitalized Lease Obligations, Purchase Money Indebtedness or other Indebtedness which does not constitute debt for borrowed money of a Subsidiary acquired pursuant to a Permitted Acquisition (or such Indebtedness was assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness) or an investment in a Domestic Subsidiary acquired pursuant to Section 9.5(q)(xii) or (xiv), provided that such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition or such investment;

         (xiv) Indebtedness of Lessee and its Subsidiaries consisting of letters of credit and reimbursement obligations with respect thereto, including renewals or extensions thereof, so long as the aggregate stated amount of such letters of credit at any time outstanding does not exceed $17,500,000 (such amount to be reduced by the aggregate principal amount of all outstanding Letters of Credit issued under the Revolver); and

         (xv) Indebtedness of Lessee and its Subsidiaries to the extent not permitted by the foregoing clauses of this Section 9.5(k) not to exceed $20,000,000 in aggregate principal amount at any time outstanding.

         (l) Transactions with Affiliates. Guarantor will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Guarantor or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Guarantor or such Subsidiary as would reasonably be obtained by Guarantor or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that (i) Dividends may be paid to the extent provided in
Section 9.5(j), (ii) loans may be made and other transactions may be entered into by Guarantor and its Subsidiaries to the extent permitted by Section 9.5(q), (iii) customary fees may be paid to directors of Guarantor and its Subsidiaries, (iv) options to purchase common stock of Guarantor may be granted to officers and directors of Guarantor and its Subsidiaries in the ordinary course of business, (v) Guarantor and its Subsidiaries may enter into employment arrangements with their respective officers in the ordinary course of business,
(vi) customary payments to the directors of Guarantor and its Subsidiaries in the ordinary course of business and (vii) Guarantor or its Subsidiaries may pay directors' fees to the directors of Guarantor or any of its Subsidiaries in an aggregate amount for all such Persons not to exceed $500,000 per year. Except as specifically provided above, no management or similar fees shall be paid or payable by Guarantor or any of its Subsidiaries to any Person other than customary investment banking, financing and similar fees arising in connection with transactions after the date hereof.

         (m) Consolidated EBITDAR to Total Interest Expense. Guarantor will not permit the ratio of (i) Consolidated EBITDAR to (ii) the sum of Total Interest Expense plus all lease expenses for such Test Period associated with the transaction contemplated herein for any Test Period ending on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

   Period                                         Ratio
   ------                                       ---------
June 30, 2000                                   2.00:1.00
September 30, 2000                              2.00:1.00
December 31, 2000                               2.00:1.00

March 31, 2001                                  2.15:1.00
June 30, 2001                                   2.15:1.00
September 30, 2001                              2.20:1.00
December 31, 2001                               2.20:1.00

March 31, 2002                                  2.30:1.00
June 30, 2002                                   2.30:1.00
September 30, 2002                              2.35:1.00
December 31, 2002                               2.35:1.00

March 31, 2003                                  2.40:1.00
June 30, 2003                                   2.40:1.00
September 30, 2003                              2.45:1.00
December 31, 2003                               2.45:1.00

March 31, 2004                                  2.50:1.00
June 30, 2004 and the last day of               2.50:1.00.
each fiscal quarter thereafter

         (n) Maximum Leverage Ratio. Guarantor will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

      Period                                             Ratio
      ------                                           ---------
Date hereof                                            5.75:1.00
Through and including June 30, 2000

July 1, 2000                                           5.75:1.00
Through and including September 30, 2000

October 1, 2000                                        5.75:1.00
Through and including December 31, 2000

January 1, 2001                                        5.50:1.00
Through and including March 31, 2001

April 1, 2001                                          5.50:1.00
Through and including June 30, 2001

July 1, 2001                                           5.35:1.00
Through and including September 30, 2001

October 1, 2001                                        5.35:1.00
Through and including December 31, 2001

January 1, 2002                                        5.25:1.00
Through and including March 31, 2002

April 1, 2002                                          5.25:1.00
Through and including June 30, 2002

July 1, 2002                                           5.15:1.00
Through and including September 30, 2002

October 1, 2002                                        5.15:1.00
Through and including December 31, 2002

January 1, 2003                                        4.75:1.00
Through and including March 31, 2003

April 1, 2003                                          4.75:1.00
Through and including June 30, 2003

       Period                                            Ratio
       ------                                          ---------
July 1, 2003                                           4.50:1.00
Through and including September 30, 2003

October 1, 2003                                        4.50:1.00
Through and including December 31, 2003

January 1, 2004                                        4.25:1.00
Through and including March 31, 2004

April 1, 2004                                          4.25:1.00
Through and including June 30, 2004

July 1, 2004                                           4.00:1.00
Through and including September 30, 2004

October 1, 2004                                        4.00:1.00
Through and including December 31, 2004

January 1, 2005                                        3.75:1.00.
Through and including March 31, 2005

         (o) Maximum Senior Secured Leverage Ratio. Guarantor will not permit the Senior Secured Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:


    Period                                                Ratio
    ------                                              ---------
 Date hereof                                            3.75:1.00
 Through and including June 30, 2000

 July 1, 2000                                           3.75:1.00
 Through and including September 30, 2000

 October 1, 2000                                        3.75:1.00
 Through and including December 31, 2000

 January 1, 2001                                        3.00:1.00
 Through and including March 31, 2001

 April 1, 2001                                          3.00:1.00
 Through and including June 30, 2001

          Period                                          Ratio
          ------                                        ---------
 July 1, 2001                                           2.85:1.00
 Through and including September 30, 2001

 October 1, 2001                                        2.85:1.00
 Through and including December 31, 2001

 January 1, 2002                                        2.75:1.00
 Through and including March 31, 2002

 April 1, 2002                                          2.75:1.00
 Through and including June 30, 2002

 July 1, 2002                                           2.65:1.00
 Through and including September 30, 2002

 October 1, 2002                                        2.65:1.00
 Through and including December 31, 2002

 January 1, 2003                                        2.50:1.00
 Through and including March 31, 2003

 April 1, 2003                                          2.50:1.00
 Through and including June 30, 2003

 July 1, 2003                                           2.35:1.00
 Through and including September 30, 2003

 October 1, 2003                                        2.35:1.00
 Through and including December 31, 2003

 January 1, 2004                                        2.25:1.00
 Through and including March 31, 2004

 April 1, 2004                                          2.25:1.00
 Through and including June 30, 2004

 July 1, 2004                                           2.25:1.00
 Through and including September 30, 2004

  Period                                                  Ratio
  ------                                                ---------
 October 1, 2004                                        2.25:1.00
 Through and including December 31, 2004

 January 1, 2005                                        2.25:1.00.
 Through and including March 31, 2005

         (p) Business. Lessee will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which Lessee or such Subsidiary is engaged on the date hereof and reasonable extensions thereof and businesses ancillary thereto.

         (q) Advances, Investments and Loans. Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

         (i) Lessee and its Subsidiaries may acquire and hold accounts receivable, trade receivables, prepaid expenses and similar items owing to any of them, if created or acquired in the ordinary course of business;

         (ii) Lessee and its Subsidiaries may acquire and hold cash and Cash Equivalents;

         (iii) non-cash consideration received by Guarantor or any of its Subsidiaries in connection with any asset sale to the extent permitted by
     Section 9.5(i);

         (iv) Lessee and its Subsidiaries may receive and hold investments in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

         (v) Lessee and its Subsidiaries may make payroll advances in the ordinary course of business;

         (vi) so long as no Lease Default or Lease Event of Default then exists (both before and after giving effect to the payment thereof), Lessee may make loans to Guarantor to enable Guarantor to pay the amounts described in Sections 9.5(j)(ii) and 9.5(j)(iii), in an aggregate amount not to exceed in any fiscal year $1,000,000 less any amounts paid pursuant to Sections 9.5(j)(ii) and 9.5(j)(iii) during such fiscal year;

         (vii) Lessee and its Subsidiaries may hold the investments held by them on the Closing Date and as set forth on Schedule 10;

         (viii) Lessee and its Subsidiaries may enter into, invest in and make loans and advances to (x) corporations, associations, partnerships, business trusts and other business entities organized in the United States, any state thereof or Canada which would not, after the respective investment, be a Subsidiary of Guarantor (each a "Domestic Joint Venture"), provided that (i) neither Guarantor nor any of its Subsidiaries is liable for any Indebtedness or other obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) of any such Domestic Joint Venture (other than unsecured performance guarantees of any such Domestic Joint Venture's service, supply or other similar contracts so long as (A) any such contract and the performance guaranty given in respect thereof are entered into in the ordinary course of business and (B) in no event shall any such guaranty the payment of any Indebtedness of such Domestic Joint Venture) and (ii) the net aggregate amount of all such investments and loans in Domestic Joint Ventures shall at no time exceed $10,000,000 in any fiscal year of Lessee (and $25,000,000 in the aggregate);

         (ix) Guarantor and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $500,000;

         (x) Lessee may enter into Interest Protection Agreements or Other Hedging Agreements to the extent permitted by Section 9.5(k)(iv) and (ix);

         (xi) Lessee may make intercompany loans and advances between or among one another (together with the intercompany loans and advances made pursuant to Section 9.5(q)(xii), collectively, "Intercompany Loans") or equity investments, so long as (x) no such Intercompany Loan shall be evidenced by a promissory note or other instrument except an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement;

         (xii) Lessee and the Subsidiary Guarantors may make intercompany loans and advances to, or equity investments in, a non-Wholly Owned Domestic Subsidiary that is a Subsidiary Guarantor (or that upon the making of any equity investment will become such a Subsidiary Guarantor unless, pursuant to Section 8.11(d) of the Revolver, such non-Wholly Owned Domestic Subsidiary is not required to become a Subsidiary Guarantor) so long as (x) no such Intercompany Loan shall be evidenced by a promissory note or other instrument except an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement and (y) the net aggregate amount of all such investments made pursuant to this clause (xii) shall not exceed $20,000,000 in any fiscal year of Lessee (and $60,000,000 in the aggregate);

         (xiii) Lessee and its Subsidiaries may effect Permitted Acquisitions in accordance with the requirements of Section 9.5(i)(viii); and

         (xiv) Lessee and its Subsidiaries may enter into, invest in (including by transferring assets) and make loans and advances to (x) Foreign Joint Ventures and (y) Foreign Subsidiaries, provided that (i) neither Guarantor nor any of its Subsidiaries is liable for any Indebtedness or other obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) of any such Foreign Joint Venture or Foreign Subsidiary (other than unsecured performance guarantees of any such Foreign Joint Venture's or Foreign Subsidiary's service, supply or other similar contracts so long as (A) any such contract and the performance guaranty given in respect thereof are entered into in the ordinary course of business and (B) in no event shall any such guaranty guarantee the payment of any Indebtedness of such Foreign Joint Venture or Foreign Subsidiary), (ii) all such Foreign Joint Ventures and Foreign Subsidiaries are located or operated only in a Permitted Country and (iii) the net aggregate amount of all such investments and loans in Foreign Joint Ventures and Foreign Subsidiaries shall at no time exceed $20,000,000 (using the fair market value of property other than cash) in any fiscal year of Lessee (and $60,000,000 in the aggregate); provided that no more than $30,000,000 in the aggregate shall be invested in Foreign Joint Venture and Foreign Subsidiaries located or operating in Restricted Countries (it being understood that, for purposes of this clause (xiv), the amounts set forth above in this clause (xiv) shall be increased by the amount of any cash payments of principal in the case of loans and cash equity returns (whether as a dividend or redemption) in the case of equity investments, in each case which are received after the Closing Date from a non-U.S. Person constituting a Foreign Joint Venture or a Foreign Subsidiary otherwise permitted under this Section 9.5(q)).

         (r) Capital Expenditures. (i) Guarantor will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that (A) Lessee and its Subsidiaries may make Capital Expenditures in its fiscal years ending March 31, 2001 and March 31, 2002 and (B) during any fiscal year of Lessee set forth below, Lessee and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed in any such fiscal year, the amount set forth opposite such fiscal year below:

Fiscal Year Ending              Amount
------------------           ------------
March 31, 2003               $125,000,000
March 31, 2004               $ 80,000,000
March 31, 2005               $ 80,000,000

         (ii)(A) In addition to the foregoing, to the extent that the amount of Capital Expenditures made by Lessee and its Subsidiaries during any fiscal year of Lessee set forth in the table in clause (i)(B) of this Section 9.5(r)(exclusive, however, of Capital Expenditures made pursuant to Sections 9.5(r)(iii), (iv), (v) and (vi)) is less than the amount applicable to the respective fiscal year as set forth in such table (and without increasing any such amount set forth in such table by the amount of any additional amounts permitted to be spent in such fiscal year pursuant to this sentence), such amount may be carried forward and utilized to make Capital Expenditures in excess of the amount permitted in clause (i)(B) above in the following fiscal year; provided that the aggregate amount expended on Capital Expenditures in any fiscal year set forth in such table shall not exceed 125% of the amount permitted to be made in such fiscal year as set forth in clause (i)(B) of this Section 9.5(r).

         (B) In addition to the foregoing, to the extent that the amount of Capital Expenditures made by Lessee and its Subsidiaries during the period from April 1, 2000 through March 31, 2002 (exclusive, however, of Capital Expenditures made pursuant to Sections 9.5(r)(iii), (iv), and (v)) is less than $218,500,000, such amount may be carried forward and thereafter utilized to make additional Capital Expenditures.

         (iii) In addition to the foregoing, the amount of Net Sale Proceeds received by Lessee or any of its Subsidiaries from any Asset Sale, or sale of assets permitted pursuant to Section 9.5(i)(vii), may be reinvested in replacement assets within 18 months following the date of such Asset Sale or sale of assets to the extent such Net Sale Proceeds are not required to be applied pursuant to Section 4.02(b) of the Revolver, and, to the extent so reinvested, shall not count as Capital Expenditures for purposes of determining compliance with clauses (i) and (ii) of this Section 9.5(r).

         (iv) In addition to the foregoing, Lessee and its Subsidiaries may make Capital Expenditures with (A) the cash proceeds of any issuance of equity by Guarantor (other than the first $100,000,000 of gross cash proceeds received from the Guarantor IPO) and (B) common stock of Guarantor or Qualified Preferred Stock of Guarantor.

         (v) In addition to the foregoing, Lessee and its Subsidiaries may make Capital Expenditures in an amount equal to the amount by which Consolidated EBITDA for any fiscal year of Lessee exceeded Consolidated EBITDA for such fiscal year as set forth in the Projections.

         (vi) In addition to the foregoing, during Lessee's fiscal years ending March 31, 2003, 2004 and 2005, Lessee and its Subsidiaries may make additional Capital Expenditures constituting Permitted Acquisitions or investments made pursuant to Section 9.5(q)(xii) and (xiv) so long as the aggregate amount thereof during such fiscal years does not exceed $20,000,000, $35,000,000 and $50,000,000, respectively.

         (vii) Notwithstanding anything above in this Section 9.5(r) to the contrary, in no event may Lessee or any of its Subsidiaries make Capital Expenditures pursuant to any single transaction (or series of related transactions) which exceeds $75,000,000 (subject to any additional restrictions or limitations set forth in Section 9.5(i)(viii)). In addition, nothing in this
Section 9.5(r) shall permit either (A) a Permitted Acquisition that is not otherwise permitted under Section 9.5(i)(viii) or (B) an investment that is not otherwise permitted under Section 9.5(q)(xii) or (xiv).

         (s) Public Utility Holding Company. Guarantor will not, and will not permit any of its Subsidiaries to directly or indirectly own, control or hold with power to vote any "voting security" of an "electric utility company" or a "gas utility company" or a "holding company" holding any "voting security" of either the foregoing, as such terms are defined in the Public Utility Holding Company Act of 1935.

         (t) Special Purpose Corporation. (i) Guarantor shall not engage in any business activities other than the ownership of the capital stock of Lessee, the issuance of Qualified Preferred Stock, and the execution, delivery and performance of the Operative Documents and the Revolver. In no event shall Guarantor be permitted to incur or suffer to exist any Indebtedness on, or create or suffer to exist any Liens on, its assets; provided that Guarantor may engage in any necessary activity with respect to (A) the maintenance of its corporate or trust existence and compliance with applicable law, (B) accounting, legal, public relations, investor relations, financial or management activities (including the employment of employees, counsel, accountants, consultants, bankers, advisors or other professionals in connection with any of the foregoing activities), and (C) entering into, performing its obligations and exercising its rights under the Operative Documents, the Revolver and the other agreements permitted by the Operative Documents to which it is a party.

         (ii) Guarantor shall have no Subsidiaries other than Lessee and Lessee's Subsidiaries.

         (u) End of Fiscal Years; Fiscal Quarters. Guarantor shall cause (i) each of its fiscal years and fourth fiscal quarter to end on March 31 of each year, and (ii) each of its first three fiscal quarters to end on June 30, September 30 and December 31 of each year.

         (v) Punctual Payment. Lessee shall duly and punctually pay or cause to be paid all Lease Payments, Supplemental Payments, Availability Fees, and all other fees and other amounts from time to time owing by it hereunder and under the other Operative Documents, all in accordance with the terms of this Agreement and the other Operative Documents.

         (w) Perfection and Maintenance of Security Interest. Lessee, at its expense, shall, as soon as possible, but in any event no later than the 10th day after any request, make, execute, endorse, acknowledge, file and/or deliver to Collateral Agent from time to time such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements and other assurances or instruments and take such further actions which Administrative Agent may reasonably request to perfect, preserve or protect Collateral Agent's or Lessor's security interest in the Collateral granted in the Lease Agreement and herein, or which Administrative Agent reasonably deems necessary or advisable to obtain the full benefits of the Liens created or intended to be created therein and herein.

         (x) Default and Cross Default on Material Debt. Lessee agrees that if a Lease Default or a Lease Event of Default shall occur, or if Lessee or any of its Subsidiaries (i) fails to make (whether as primary obligor or as guarantor or other surety) any principal payment of or interest or premium, if any, on any Indebtedness (other than the obligations under the Operative Documents) beyond any period of grace provided with respect thereto (not to exceed 30 days), provided that the aggregate amount of all Indebtedness as to which such a payment default shall occur and be continuing is equal to or exceeds $10,000,000, or (ii) fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such failure, either individually or in the aggregate, shall have caused or shall have the ability to cause the acceleration of the payment in Indebtedness with an aggregate face amount which is equal to exceeds $10,000,000, Lessee shall promptly notify the Administrative Agent thereof.

         (y) Change in Corporate Offices. Each of Lessee and Guarantor shall provide the Collateral Agent, the Administrative Agent, each Certificate Holder and each Lender thirty (30) days advance written notice of any change in the location of its executive offices, principal place of business or any change in the States in which it does business, or change of its name.

         (z) Use of ERISA Assets. At no time shall Guarantor or Lessee use or attempt to use any assets which would be deemed to be "plan assets" under the "plan asset regulations" promulgated pursuant to ERISA to satisfy any or all obligations under the Operative Documents.

         (aa) Payment of Fees. During the term of this Agreement, Lessee shall pay, or cause to be paid, all of the fees set forth in the letter agreement dated May 22, 2000 between Lessee and Administrative Agent.

         (bb) Maintenance of Property; Insurance. (i) Guarantor will, and will cause each of its Subsidiaries to, (A) keep all property necessary to the business of Guarantor and its Subsidiaries taken as a whole in reasonably good working order and condition, (B) maintain insurance on all such property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice, and (C) furnish to the Administrative Agent or the Majority Lenders, upon written request, full information as to the insurance carried. At any time that Guarantor or any Subsidiary of Guarantor fails to maintain insurance (other than property or business interruption insurance) at the levels maintained on the Closing Date, Guarantor will, or will cause one of its Subsidiaries to, notify the Administrative Agent and the Majority Lenders in writing within three (3) Business Days thereof and, if thereafter notified by the Majority Lenders to do so, Guarantor or any such Subsidiary, as the case may be, shall obtain such insurance at such levels to the extent such insurance is reasonably available. In addition to the requirements of the immediately preceding sentence, Guarantor and Lessee will at all times cause liability and business interruption insurance of the type maintained on the Closing Date to be maintained (with the same scope of coverage as on the Closing Date) at levels which are at least as great as the respective amounts maintained on the Closing Date.

         (ii) Guarantor will, and will cause its Subsidiaries to, at all times keep its insured property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to any property insurance, general liability and, within ten Business Days after the date hereof, political risk insurance (A) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured), (B) shall state that such insurance policies shall not be canceled or revised without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (C) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Lenders, (D) shall, except in the case of public liability insurance, workers' compensation and cargo insurance, provide that any losses shall be payable notwithstanding (I) any act or neglect of Guarantor or any of its Subsidiaries, (II) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary,
(III) any foreclosure or other proceeding relating to the insured properties or (IV) any change in the title to or ownership or possession of the insured properties and (E) shall be deposited with the Collateral Agent. If Guarantor or any of its Subsidiaries shall fail to insure its property in accordance with this Section 9.5(bb)(ii), or if Guarantor or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), upon ten (10) Business Days' prior notice to Lessee, to procure such insurance and Lessee agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance.

         (iii) The foregoing requirements of this Section 9.5(bb) shall not apply to any equipment or inventory of Guarantor and its Subsidiaries which is subject to an Equipment Financing Transaction, so long as Guarantor and its Subsidiaries are in material compliance with any similar requirements imposed by the terms of such Equipment Financing Transaction.

         (cc) Corporate Franchises. Guarantor will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 9.5(cc) shall prevent (i) transactions in accordance with Section 9.5(i) or (ii) the withdrawal by Guarantor or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole.

         9.6. Covenant of Lenders, Lessor, the Administrative Agent, Collateral Agent, Trust Company and Certificate Holders. If Lessor, Lender, the Administrative Agent, the Collateral Agent, Trust Company or any Certificate Holder is not a U.S. Person, it shall provide, to Lessee and to any other party making payments to it under the Operative Documents, on the initial Funding Date (or, if later at the time it becomes Lessor, Lender, Administrative Agent, Collateral Agent or Certificate Holder hereunder, as the case may be) and at such times as may be necessary thereafter under Applicable Law as in effect on the Closing Date (including Treasury regulations promulgated under Section 1441 of the Code presently scheduled as of the Closing Date to go into effect on January 1, 2001) and at such other times as shall be reasonably requested by Lessee or any other party making payments to it under the Operative Documents, a fully completed Internal Revenue Service Form W-8 or successor form (including an Internal Revenue Service Form W-8 as specified in Treasury Regulations section 1.1441-4(a) presently scheduled as of the Closing Date to go into effect on January 1, 2001) upon which Lessee or such other party can rely establishing that all payments to each such Person under the Operative Documents can be made free and clear of any requirement to withhold any federal income tax therefrom; provided, however, that each such Person shall not be required to provide such forms if, solely as a result of a change after the Closing Date in Applicable Law as in effect on the Closing Date (or such later date) (but not including as a change for this purpose, the coming into effect of Treasury Regulations
Section 1.1441-4(a) in the form scheduled as of the Closing Date to go into effect on January 1, 2001 including any changes made thereto prior to coming into effect that do not alter the substantive effect or application of such forms referenced in such regulations), such Person is not legally entitled to deliver such form. In the event of a failure to provide any form as required under this Section 9.6 by any Lender, Lessor, the Administrative Agent, the Collateral Agent, Trust Company, or any Certificate Holder, the relevant party shall be



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entitled to withhold from any payment made pursuant to the Operative Documents to such Person the appropriate amount of federal income tax, notwithstanding the provisions of the Operative Documents to the contrary and provided further, that Lessee shall not have any indemnity obligation to such Person pursuant to
Section 10.3.5 hereof to the extent related to such failure.

         10. Indemnities.

         10.1. Lessee General Indemnification. Lessee hereby assumes liability for, and does hereby agree to indemnify, protect, save, defend, and hold harmless each Lessee Indemnified Person on an After-Tax Basis, from and against any and all obligations, fees, liabilities, losses, damages, penalties, claims, demands, actions, suits, judgments and related costs and expenses, including reasonable legal fees and expenses, of every kind and nature whatsoever, imposed on, incurred by, or asserted against such Lessee Indemnified Person (collectively, "Losses"), which relate in any way to or arise in any way out of
(a) the manufacture, construction, ordering, transfer, acceptance or rejection, ownership, transfer of ownership, titling or re-titling, registration or re-registration, delivery, leasing, subleasing, possession, use, operation, maintenance, storage, removal, redelivery, repossession, mortgaging, granting of any interest in, transfer of title to, acquisition, sale or other application or disposition, disposition of licensing, documentation, of any Item of Equipment, or any part thereof, including, without limitation, any of such as may arise from (i) loss or damage to any property or death or injury to any Persons, (ii) patent or latent defects in any Items of Equipment (whether or not discoverable by Lessee or any Lessee Indemnified Person), (iii) any claims based on strict liability in tort or negligence, (iv) any claims related to the release of any substance into the environment and (v) any claims based on patent, trademark, trade name or copyright infringement, or (b) the Operative Documents or the transactions contemplated hereby or thereby, or (c) any failure on the part of Lessee or Guarantor to perform or comply with any Applicable Law, any of the terms of any Operative Document to which it is a party or any instrument referred to or contemplated hereby or thereby or the nonconformity of any Equipment with Applicable Law, or (d) reliance on any representation or warranty made or deemed made by Lessee or Guarantor or any of their respective officers under or in connection with any Operative Document which shall have been false or incorrect in any material respect when made or deemed made or delivered, or
(e) any repayment to Lessee by the Lessor, Administrative Agent, Collateral Agent, any Certificate Holder or any Lender of any amount previously distributed hereunder which amount the Administrative Agent, Collateral Agent or any Lender is required to repay, or (f) any investigation, litigation or proceeding related to any Operative Document or the use of proceeds of Loans or Equity Contributions or the ownership of the Notes or Certificates or in respect of the Lease Agreement, or (g) the failure to vest or maintain vested in Lessor and Collateral Agent or to transfer to Lessor or Collateral Agent an undivided security interest in the Lessee Collateral or the Lessor Collateral, respectively, including collections free and clear of Liens to the extent required by the Operative Documents. Lessee shall be subrogated to a Lessee Indemnified Person's rights in any matter with respect to which Lessee has actually reimbursed such Lessee Indemnified Person for amounts expended by it or has actually paid such amounts directly pursuant to this Section 10.1. In case any claim, action, suit or proceeding is made or brought against any Lessee Indemnified Person in connection with any claim indemnified against hereunder, Lessee Indemnified Person will, promptly after receipt of notice of such claim or the commencement of such action, suit or proceeding, notify Lessee thereof, enclosing a copy of all papers served upon such Lessee Indemnified Person, but failure to give such notice or to enclose such papers shall not relieve Lessee from any liability hereunder unless such failure materially and adversely affects Lessee's defense of such claim resulting in a material increase in liability of Lessee in respect of such claim or preventing it from reducing liability therefor, in which case Lessee shall not be required to indemnify such Lessee Indemnified Person for the amount by which such liability was increased or not reduced for failure to give such notice. Provided no Lease Event of Default has occurred, Lessee will be entitled to participate in, and assume the defense of, such claim, action, suit or proceeding, or cause the same to be resisted or defended by counsel selected by Lessee and reasonably acceptable to Lessor; provided, however, if such claim, action, suit or proceeding involves any material risk of loss or forfeiture of title to the Equipment (unless Lessee shall have posted a bond or other security reasonably satisfactory to Lessor in respect of such risk) or any material risk of criminal penalty being assessed against any Lessee Indemnified Person, upon such Lessee Indemnified Person's request, Lessee will at its expense, cause such claim, action, suit or proceeding to be resisted or defended by counsel selected by such Lessee Indemnified Person and reasonably acceptable to Lessee. After notice from Lessee to such Lessee Indemnified Person of Lessee's election to so assume the defense of such claim, action, suit or proceeding, Lessee will not be liable to such Lessee Indemnified Person for any costs and expenses of any settlement of such claim, action, suit or proceeding effected by such Lessee Indemnified Person without the prior written consent of Lessee (which consent will not be unreasonably withheld). Such Lessee Indemnified Person may participate at its own expense in any such claim, action, suit or proceeding controlled by Lessee pursuant hereto; provided such participation does not, in the opinion of independent counsel appointed by Lessee, interfere with such control) and such participation will not constitute a waiver of the indemnification provided in this Section 10. In the event of any failure by Lessee to satisfy its obligations under this Section 10.1, Lessee shall pay all reasonable costs and expenses (including, without limitation, attorney's fees and expenses) incurred by such Lessee Indemnified Person in connection with such action, suit or proceeding. Additionally, if outside counsel to such Lessee Indemnified Person determines that a conflict of interest exists between such Lessee Indemnified Person and Lessee regarding any Loss indemnified hereunder, Lessee agrees to pay the reasonable fees and expenses of separate counsel for and as selected by such Lessee Indemnified Person. The provisions of this Section 10.1, and the obligations of Lessee under this Section 10.1, shall apply from the date of the execution of this Agreement notwithstanding that the Term may not have commenced with respect to any Item of Equipment, and shall survive and continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement, the Lease Agreement or any other Operative Document in whole or in part, including the expiration of termination of the Term with respect to any Item of Equipment, and are expressly made for the benefit of, and shall be enforceable by, each Lessee Indemnified Person.

         10.2. Exceptions to Lessee's General Indemnification. Notwithstanding the terms of Section 10.1, Lessee shall not be required to indemnify any Lessee Indemnified Person under Section 10.1 for any of the following: (i) any Loss to the extent resulting from the willful misconduct or gross negligence of such Lessee Indemnified Person (it being understood that Lessee shall be required to indemnify any Lessee Indemnified Person even if the ordinary (but not gross) negligence of such Lessee Indemnified Person caused or contributed to such
Loss), (ii)
any Loss resulting from Lessor Liens attributable to such Lessee Indemnified Person, (iii) any Loss to the extent attributable to acts or events occurring after the end of the Term, if any, so long as no Lease Event of Default shall have occurred and be continuing and the Equipment has either been purchased or redelivered in accordance with the terms of Section 6.1, 28.2, 28.3, 28.4 or
28.5 of the Lease Agreement, (iv) any Loss (other than a Loss arising from a Loan Event of Default attributable to a Lease Event of Default) arising from a breach by such Lessee Indemnified Person of any agreement entered into in connection with the assignment or participation of any interest of such Lessee Indemnified Person under the Lease Agreement or the other Operative Documents,
(v) any Loss to the extent arising or resulting from the failure of such Lessee Indemnified Person to comply with laws applicable to banks or their affiliates generally or the failure of such Lessee Indemnified Person to file any material notice, report, filing or other document required by any Governmental Entity regulating banks or their affiliates in connection with such Lessee Indemnified Person's execution of, and participation in the transactions contemplated by, the Operative Documents except to the extent resulting from the acts or omissions of Lessee or Guarantor, (vi) any other expense or Loss to the extent expressly provided under any of the Operative Documents to be paid or borne by such Lessee Indemnified Person at its own expense, (vii) any Loss to the extent resulting from the offer, sale, disposition or transfer by such Lessee Indemnified Person of all or part of its interest in the Operative Documents, other than a Loss arising as a result of the occurrence of a Lease Event of Default, (viii) any Loss that is a Tax or based on a Tax, (ix) any Loss to the extent resulting from any business, transaction or other activity in which such Lessee Indemnified Person is engaged, which has no relation to the transactions contemplated hereby or by any of the Operative Documents, (x) any Loss resulting from a Loan Event of Default not attributable to a Lease Event of Default, (xi) any Loss which is an ordinary and usual operating or overhead expense of such Lessee Indemnified Person except expenses incurred relating to an Lease Event of Default, (xii) any Loss in connection with any dispute between or among Lessee Indemnified Persons other than Losses caused by a Lease Event of Default and
(xiii) any Loss arising under Section 406(a) of ERISA or Section 4975 of the Code (i) as a result of Loans or funds advanced by the Lenders or Certificate Holders being deemed to be "plan assets" under the "plan asset regulations" promulgated pursuant to ERISA or (ii) as a result of a violation of Section 406(b) of ERISA or Section 4975(c)(1) (E) or (F) of the Code by Lenders or Certificate Holders; provided that Lenders or Certificate Holders not making such advancement of such Loan or Equity Contribution, or violating such section of sections of the Code or ERISA shall continue to be indemnified by the Lessee.
Section 10.1.1 shall be construed as an indemnity only and not a guaranty of residual value of the Items.

         10.3. Tax Indemnity.

                  10.3.1. General Indemnity. Subject to the other provisions of this Section 10.3, Lessee agrees to pay, defend and indemnify and hold Lessor, Trust Company, Lenders, the Administrative Agent, Collateral Agent and Certificate Holders and their respective Affiliates, successors and assigns (including any consolidated or combined group of which any such Person is a member) (each a "Tax Indemnitee") harmless on an After-Tax Basis from any and all Federal, state, local and foreign taxes, excise taxes, fees, withholdings, levies, documentary stamps imposts, duties, assessments, penalties and charges of any kind and nature whatsoever, together with any penalties, fines or interest thereon (herein called "Taxes") howsoever imposed, whether levied or imposed upon or asserted against a Tax Indemnitee, Lessee, any Item of Equipment, or any part thereof, by any federal, state or local government or taxing authority in the United States, or by any taxing authority of a foreign country or subdivision thereof, upon or with respect to
(a) the Items of Equipment, any Item of Equipment or any part thereof, (b) the manufacture, construction, ordering, transfer, ownership, transfer of ownership, titling or re-titling, registration or re-registration, delivery, leasing, subleasing, possession, use, operation, maintenance, storage, removal, return, mortgaging, granting of any interest in, transfers of title to, acquisition, sale or other disposition of licensing, documentation, repossession, sale or other acquisition or disposition of the Items of Equipment, any Item of Equipment or any part thereof, (c) the revenues, rent, receipts or earnings arising from any Item of Equipment or any part thereof, (d) any Operative Document, (e) any Lease Payment, Availability Fee or Supplemental Payment or any payment made to a Lender by Lessor, Lessee, Certificate Holders or Trust Company pursuant to the Operative Documents, or (f) otherwise in respect of the Operative Documents or any thereof or any transaction or transactions contemplated hereby or thereby.

                  10.3.2. Exceptions to Tax Indemnity. Notwithstanding anything to the contrary in Section 10.3.1, the following shall be excluded from the indemnity provided under Section 10.3.1: (a) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Tax Indemnitee by the United States federal government that are based on or measured by the gross or net income or gross or net receipts, taxes based on capital gains and minimum taxes and any and all withholding Taxes (which, for the avoidance of doubt, are dealt with in Section
10.3.5 hereof) of such Person; provided, that this clause (a) shall not be interpreted to prevent a payment from being made hereunder on an After-Tax Basis if such payment is otherwise required to be so made; (b) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Tax Indemnitee (other than Lessor or the Trust) by any state, local or foreign jurisdiction or taxing authority within any state or local or foreign jurisdiction and that are net income taxes, or are franchise taxes, any gross income or gross receipts taxes imposed in lieu of a net income tax, taxes based on capital gains and minimum taxes and any and all withholding Taxes (which, for the avoidance of doubt, are dealt with in Section
10.3.5 hereof) of such Person; provided that such Taxes shall not be excluded under this clause (b) to the extent such Taxes would have been imposed had the location, possession or use of any Equipment in, the location or the operation of Lessee, Lessor or Guarantor in, or Lessor's, Lessee's or Guarantor's making payments under the Operative Documents from, the jurisdiction imposing such Taxes been the sole connection between such Tax Indemnitee and the jurisdiction imposing such Taxes, unless, however, such Tax Indemnitee would have been subject to tax in such jurisdiction absent the transactions contemplated by the Operative Documents; provided further, that this clause (b) shall not be interpreted to prevent a payment from being made on an After-Tax Basis if such payment is otherwise required to be so made; (c) provided that all amounts due from Lessee under the Operative Documents have been paid, any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease Agreement and, if required, redelivery or sale of an Item of Equipment in accordance with the terms of the Lease Agreement (but not any Tax that is imposed with respect to such termination, redelivery or sale or to any period prior to such termination, redelivery or sale); (d) any Taxes which are imposed on a Tax Indemnitee as a result of the gross negligence or willful misconduct of such Tax

Indemnitee itself, as determined by a court of competent jurisdiction (as opposed to gross negligence or willful misconduct imputed to such Tax Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Tax Indemnitee; (e) Taxes imposed on, or increased (under Applicable Law in effect on the date of the transfer) as a result of a voluntary transfer by the Tax Indemnitee or any transfer as a result of the bankruptcy of such Tax Indemnitee not caused by a an Event of Default under Section 23(a) of the Lease Agreement of any Item of Equipment or interest therein or any interest in or arising under any Operative Document or any transactions contemplated thereby other than any such transfer required by law or by the Operative Document, occurring pursuant to the exercise of remedies during the continuance of a Lease Event of Default or requested by Lessee; (f) with respect to Lessor or the Trust, any Tax that results from or would not have been imposed but for the breach or inaccuracy of any representation set forth in Section 2.4 or 2.7 hereof, as the case may be; (g) any Tax to the extent resulting in whole or in part from the failure of any Tax Indemnitee to file a return that is proper and timely unless such failure results from the failure of Lessee to perform its obligations under Section 7.3.4 hereof; and (h) any Tax that results from or would not have imposed but for the failure of any Tax Indemnitee, at Lessee's sole cost, to provide any form, certificate or other document reasonably requested by, prepared by and timely provided to such Tax Indemnitee by Lessee, legally able to be provided by such Tax Indemnitee and necessary to avoid the imposition of such Tax provided that such Tax Indemnitee reasonably determines that to so provide such form, certificate or other document would have no adverse effect on it.

                  10.3.3. Payment of Taxes. Subject to the terms of Section 10.3.6, Lessee agrees to pay or cause to be paid all Taxes indemnified pursuant to Section 10.3.1 directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other reasonably satisfactory evidence of such payment. In the case of Taxes for which no contest is conducted pursuant to Section 10.3.6 and which Lessee pays directly to the taxing authorities, Lessee shall pay such Taxes prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Taxes for which a Lessee reimburses a Tax Indemnitee, Lessee shall do so within thirty (30) days after receipt by Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Tax and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of payment of the Tax in respect of such demand. In the case of Taxes for which a contest is conducted pursuant to Section 10.3.6 Lessee agrees to pay such Taxes or reimburse such Tax Indemnitee for such Taxes, to the extent not previously paid or reimbursed pursuant to Section 10.3.1, prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests hereunder.

         At Lessee's written request, the amount of any indemnification payment by Lessee pursuant to Section 10.3.1 shall be verified and certified by the independent public accounting firm regularly engaged by such Tax Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by Lessee unless such verification shall result in an adjustment in Lessee's favor of five percent (5%) or more of the payment as computed by the Tax Indemnitee, in which case such fee shall be paid by the Tax Indemnitee.

                  10.3.4. Tax Filings. Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Equipment. In the case of any other report, statement or tax return that shall be required to be made with respect to any Taxes which are indemnified by Lessee pursuant to Section 10.3.1, Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies Lessee that such Tax Indemnitee intends to prepare and file such report or return) (a) to the extent required or permitted by and consistent with filing requirements in the applicable jurisdiction, make and file in Lessee's name such return, statement or report and (b) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of Lessee under or arising out of Section 10.3.1, provide such Tax Indemnitee at Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of Lessee under or arising out of Section 10.3.1. Such Tax Indemnitee shall, upon Lessee's request and at Lessee's expense, provide any data not deemed confidential by such Tax Indemnitee maintained by such Tax Indemnitee (and not otherwise available to or within the control of Lessee) with respect to the Equipment which Lessee may reasonably require to prepare any required Tax returns or reports.

                  10.3.5. Withholdings. As between Lessee on one hand, and Lessor, Certificate Holders, Administrative Agent, the Collateral Agent, and each Lender (each a "Withholding Party") on the other hand, Lessee shall be responsible for, and Lessee shall indemnify and hold harmless each Withholding Party on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of any part of the Lease Payments or Availability Fees payable by such Lessee to Lessor, any amounts payable by Lessor to Certificate Holders, the interest payable on the Notes, the Loan Availability Fees or with respect to any other payments under the Operative Documents (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) (and, if any Withholding Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, Lessee shall discharge such demand on behalf of such Withholding Party); provided, however, that the obligation of Lessee under this Section 10.3.5 shall not apply to any Withholdings that would not have been imposed but for such Withholding Party's failure to comply with Section 9.6.

         If a Tax Indemnitee or a Withholding Party or any Affiliate with whom such Tax Indemnitee or a Withholding Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit, deduction or other allowance or reduction resulting from Taxes or Losses with respect to which it or an Affiliate has received a payment of an indemnity amount from Lessee under Section 10.1 or 10.3, such Person will pay to Lessee such part of that benefit as in the sole discretion of such Person will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Person will determine in its sole discretion, exercised in good faith, the amount and allocation of any such benefit and of the date on which it is received and of any After-Tax Basis calculation required with respect to payments to or from it, (ii) such Person will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Person will not be obliged to disclose to Lessee any information regarding its tax affairs or tax computations.

                  10.3.6. Tax Contests. If a claim is made in writing against any Tax Indemnitee for any Taxes which Lessee is required to pay or indemnify against pursuant to Section 10.3.1, such Tax Indemnitee shall promptly notify Lessee in writing, provided that, without prejudice to any rights or claims for damages Lessee may have as a result of such failure, the failure to so notify Lessee will not reduce Lessee's obligation under Section 10.3 except if such failure precludes the contest of such claim. Subject to the next sentence, if requested by Lessee in writing within 30 days after receipt by Lessee of a notice described in the preceding sentence, such Tax Indemnitee and, if required or appropriate to prosecute such contest, any other Tax Indemnitee, shall permit such Lessee, to contest in the name of Lessee, and if such contest by such Lessee in the name of such Lessee is not permissible or allowed, shall, at the request of Lessee, permit such Lessee to contest in the name of the Tax Indemnitee and, if such contest by Lessee in the name of the Tax Indemnitee is not permissible or allowed, shall, at the request of Lessee diligently contest in good faith (including pursuing all administrative and judicial appeals) the validity, applicability or amount of such Taxes in appropriate administrative or judicial proceedings; provided that (1) prior to taking such action Lessee shall have agreed to pay and shall have provided an undertaking reasonably acceptable to such Tax Indemnitee with respect thereto or shall have paid each Tax Indemnitee that is engaged in such contest in a satisfactory manner for all out-of-pocket costs and expenses which such Tax Indemnitee may incur in connection with contesting such claim, including, without limitation, all reasonable legal and accountant's fees and disbursements and costs of administrative and judicial proceedings, and the amount of any interest or penalties which may be payable as a result of contesting such claim, (2) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes (such election to be within the sole discretion of Lessee), Lessee shall have advanced such Tax Indemnitee sufficient funds (on an interest-free basis and on an After-Tax Basis) to make such payment, (3) any action to be taken will not result in a material risk of sale, forfeiture or loss of the Lessor's title to, or the Lessor's or Collateral Agent's interest in, any Item of Equipment unless Lessee shall have made provision against such risk in a manner acceptable to such Tax Indemnitee in its sole discretion, (4) such Tax Indemnitee shall not have determined, based on an opinion of such Tax Indemnitee's counsel, that such action is reasonably likely to result in adverse consequences to the future tax liability of such Tax Indemnitee not indemnified to such Tax Indemnitee's satisfaction and (5) Lessee shall have delivered to such Tax Indemnitee a written acknowledgment of its liability hereunder for such Taxes, provided that such acknowledgment shall not be binding on such Lessee if the contest of such Taxes is resolved through a written opinion of an adjudicator stating a basis for such resolution that demonstrates Lessee has no liability to such Tax Indemnitee hereunder for such Taxes and provided further, that such Lessee shall have no right to contest in the name of a Tax Indemnitee, and such Tax Indemnitee shall itself contest, if the contest involves issues with respect to which Lessee would not be required to indemnify such Tax Indemnitee hereunder and which cannot be severed by reasonable efforts of such Tax Indemnitee from all issues with respect to which Lessee would be liable hereunder or the severance of which would adversely affect the position of such Tax Indemnitee, and in any such contest such Tax Indemnitee may in its sole discretion select the forum for such contest and determine the manner in which such contest shall be conducted, but shall consult with Lessee and its counsel in good faith with respect to such Lessee's interests with respect to contest. If a claim for Taxes is made in writing against any Tax Indemnitee and such Tax Indemnitee complies with its obligations under this Section 10.3.6, Lessee and such Tax Indemnitee shall, for purposes of determining the amount, if any, payable to such Tax Indemnitee under Section 10.3, be bound by the results of any contest under this
Section 10.3.6 (or by the final written assessment by the relevant taxing authority, if Lessee elect not to contest under this Section 10.3.6) as to the amount of Tax due to the relevant taxing jurisdiction, the validity and applicability of such Tax, and any stated reason as to the basis for the imposition of such Tax contained in the final determination with respect to such contest. If any Tax Indemnitee shall determine in its sole discretion that it has either obtained a refund of or been granted a credit, deduction or other allowance or reduction against Taxes for which Lessee is not obligated to indemnify such Tax Indemnitee hereunder for amounts corresponding to all or any part of any Taxes which Lessee shall have paid to any Tax Indemnitee or for which Lessee shall have reimbursed any Tax Indemnitee hereunder, such Tax Indemnitee shall, provided that no Event of Default shall have occurred and be continuing, pay to Lessee an amount which is equal to the sum of the amount of such refund or credit, deduction or other allowance or reduction, plus any interest received (or credited against Taxes for which Lessee is not obligated to indemnify such Tax Indemnitee hereunder) on such refund fairly attributable to any Taxes paid by such Lessee or with funds provided by Lessee prior to the receipt of such refund, reduced by any Taxes incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund and interest, and increased by any tax benefit realized by Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence so as to return such Tax Indemnitee to the same net after-tax position it would have been in if the Taxes so refunded or credited had not been imposed; provided further, that a Tax Indemnitee shall not be obligated to pay any Lessee an amount in excess of all amounts of Taxes (and additional amounts described in Section 10.3) previously paid by Lessee pursuant to Section 10.3 to such Tax Indemnitee, provided further, however, that such Tax Indemnitee shall pay any amounts that it is not required to pay to Lessee solely by reason of the foregoing proviso at such time as Lessee shall have made any additional payments to such Indemnitee pursuant to
Section 10.3 hereof equal to such amounts, and if an Event of Default shall have occurred and be continuing, such Tax Indemnitee shall have the option of applying the amount otherwise due any Lessee pursuant to this sentence against Lessee obligations under any Operative Document or of holding such amount as security for Lessee full performance of such obligations until the earlier of
(i) the Maturity Date of all Loans or (ii) the curing of such Event of Default, after which such Tax Indemnitee shall pay such amount to Lessee. Any Tax Indemnitee shall be entitled to settle any claim that is the subject of a contest hereunder without the consent of the Lessee provided that, in so doing, such Tax Indemnitee shall waive any rights to indemnification by the Lessee with respect to such settled claim and any other claim the contest of which would be precluded as a result of such settlement hereunder and shall repay to Lessee any amounts advanced to pay such contested Taxes with interest actually received in respect thereof and release any undertaking required hereunder.

                  10.3.7. Special Tax Indemnity. The Lessee shall pay and assume all liability for, and does hereby agree to indemnify each Certificate Holder and each Lender on an After Tax Basis for any tax, addition to tax, penalty, or other cost as a result of the breach, inaccuracy or incorrectness of the representation found in Section 2.1(i). Notwithstanding anything to the contrary in this Section 10.3.7, Lessee shall not be obligated to indemnify any Tax Indemnitee pursuant to this Section 10.3.7 in respect of any tax, penalty, or other cost that results from or would not have occurred by for any failure by such Tax Indemnitee to provide the information requested by Lessee in accordance with Section 2.1(i). Any claim under this Section 10.3.7 shall be subject to the contest provisions of Section
10.3.6 (applied as if such claim were in respect of a Tax indemnified by Lessee under Section 10.3.1) and the verification provisions of Section 10.3.3 (applied as if the amount to be paid under this Section 10.3.7 was a payment required under Section 10.3.1 hereof).

         10.4. Increased Costs, Illegality, etc. (a) In the event that any Lender or any Certificate Holder shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

         (i) that by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate; or

         (ii) at any time, that such Lender or Certificate Holder shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Loan or Equity Contribution because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender or any Certificate Holder of the principal of or interest on the Notes, any payment due on the Certificates or any other amounts payable to any Lender or any Certificate Holder hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender or such Certificate Holder pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate and/or (y) other circumstances since the date of this Agreement affecting such Lender or such Certificate Holder or the interbank Eurodollar market or the position of such Lender or such Certificate Holder in such market; or

         (iii) at any time, that the making or continuance of any Loan or Equity Contribution has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender or any Certificate Holder in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender or such Certificate Holder (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone promptly confirmed in writing) to Lessor and Lessee and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders and/or each of the other Certificate Holders, as the case may be). Thereafter (x) in the case of clause (i) above, new Loans and Equity Contributions shall no longer be available until such time as the Administrative Agent notifies Lessor, Lessee, the Lenders and the Certificate Holders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Funding Notice given by Lessee with respect to Loans and Equity Contributions which have not yet been incurred (including by way of conversion) shall be deemed rescinded by Lessee, (y) in the case of clause (ii) above, Lessee shall pay to such Lender or such Certificate Holder, within fifteen (15) days of such Lender's or such Certificate Holder's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender or such Certificate Holder reasonably shall determine) as shall be required to compensate such Lender or Certificate Holder for such increased costs or reductions in amounts received or receivable hereunder as set forth in such written request as to the additional amounts owed to such Lender or such Certificate Holder, showing in reasonable detail the basis for the calculation thereof, submitted to Lessee by such Lender or such Certificate Holder shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, Lessee shall take one of the actions specified in Section 10.4(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Loan or Equity Contribution is affected by the circumstances described in Section 10.4(a)(ii) or (iii), Lessee may (and in the case of a Loan or Equity Contribution affected by the circumstances described in
Section 10.4(a)(iii) shall) either (x) if the affected Loan or Equity Contribution is then being made initially, by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that Lessee was notified by the affected Lender, the affected Certificate Holder or the Administrative Agent pursuant to Section 7.4(a)(ii) or (iii) or (y) if the affected Loan is then outstanding or the Equity Contribution is not then repaid, upon at least three LIBOR Banking Days' written notice to the Administrative Agent, require the affected Lender or the affected Certificate Holder to convert the Applicable Debt Rates to the sum of the Alternative Rate plus the Applicable Debt Margin or the Applicable Equity Rate to the sum of the Alternative Rate plus the Applicable Equity Margin, as the case may be, provided that, if more than one Lender or Certificate Holder is affected at any time, then all affected Lenders and affected Certificate Holders must be treated the same pursuant to this Section 10.4(b).

         (c) If any Lender or Certificate Holder incurs any Breakage Costs as a result of the occurrence of any of the events set forth in clause (iii) of
Section 10.4(b), or if at any time after the date of this Agreement any Lender or any Certificate Holder determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or such Certificate Holder or any corporation controlling such Lender or such Certificate Holder based on the existence of such Lender Commitment or such Certificate Holder Committee, respectively, hereunder or its obligations hereunder, then Lessee shall pay to such Lender or such Certificate Holder, upon its written demand therefor, such Breakage Costs or additional amounts as shall be required to compensate such Lender or such Certificate Holder or such other corporation for the increased cost to such Lender or such Certificate Holder or such other corporation or the reduction in the rate of return to such Lender or such Certificate Holder or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender and each Certificate Holder will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's or such Certificate Holder's determination of Breakage Costs or compensation owing under this Section 10.4(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender and each Certificate Holder, upon determining that any Breakage Costs or additional amounts will be payable pursuant to this
Section 10.4(c), will give prompt written notice thereof to Lessee, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

         10.5. Lessee Indemnity. Lessee hereby assumes liability for, and does hereby agree to indemnify, protect, save, defend, and hold harmless Lessor on an After-Tax Basis from and against any and all Losses and each Tax Indemnitee against any and all amounts owed by Lessor under the Loan Agreement to the extent that there is a Lease Payment corresponding to the Loan payment for which the indemnity is claimed under Section 10.2 hereof.

         10.6. Survival. All obligations provided for in this Section 10 shall survive the resignation or removal of the Administrative Agent or Collateral Agent under Section 11.7, the sale of any Item of Equipment, any termination of the Lease Agreement, the termination of this Agreement, and the payment in full of the Notes and Certificates.

         11. Administrative Agent and Collateral Agent.

         11.1. Authorization and Action of Administrative Agent. (a) Lenders and Certificate Holders hereby appoint and authorize Administrative Agent to take such action as agent on their behalf and to exercise such powers under this Agreement and the other Operative Documents as are delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall act solely as agents for the Lenders and Certificate Holders and does not assume nor shall be deemed to assume any obligation or relationship of trust or agency with any of Lessee, Lessor, Guarantor or any of their successors or assigns. As to any matters not expressly provided for by a Operative Document (including enforcement or collection of the Notes or Certificates), the Administrative Agent shall not be required nor authorized to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders and the Majority Certificate Holders, and such instructions shall be binding upon Lenders and Certificate Holders; provided, however, the Administrative Agent shall not be required to take any action which exposes it to personal liability or which is contrary to any Operative Document or Applicable Law. The Administrative Agent agrees to give to Lenders and the Certificate Holders prompt notice of each notice given to it by Lessor or Lessee pursuant to the terms of this Agreement; provided, however, the

Administrative Agent shall not be deemed to have any notice of a Loan Default or Loan Event of Default unless it has received notice of such from another party hereto. The Administrative Agent may, with the prior consent of the Majority Lenders or the Majority Certificate Holders, as the case may be, agree to any waiver or amendment of the Operative Documents (other than Operative Documents to which such Person is a party) on behalf of Lenders or the Certificate Holders; provided, however, Administrative Agent will not, without the prior consent of all Lenders and all Certificate Holders, agree to any waiver or amendment that would (i) postpone the time or times for payment of any Availability Fee or any amount payable under this Agreement or the Lease Agreement, or (ii) reduce the Lease Payment payable under this Agreement or the Lease Agreement, or the principal amount of any Lender Commitment or Certificate Holder Commitment. Administrative Agent will not, without the prior consent of all Lenders, agree to any waiver or amendment that would, prior to the payment in full of the Secured Obligations, release all or substantially all of the Lessor Collateral from the Lien created by the Loan Documents, other than in accordance with the terms thereof and the other Operative Document. The Administrative Agent shall pursue its remedies under the Loan Documents following a Loan Event of Default in accordance with the instructions of the Majority Lenders provided, however, the Administrative Agent shall be under no obligation to pursue such remedies unless such Majority Lenders have offered to the Administrative Agent security or indemnity satisfactory to it as to the terms, coverage, duration, amount or otherwise with respect to the costs, expenses and liabilities that may be incurred by it in compliance with such written instructions, requests or directions. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of all amounts owed Lenders, the Administrative Agent and the Collateral Agent under the Operative Documents.

         (b) Lenders hereby appoint and authorize the Collateral Agent to take such action as agent on their behalf and to exercise such powers under this Agreement and the other Operative Documents as are delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall act solely as agents for the Lenders and does not assume nor shall be deemed to assume any obligation or relationship of trust or agency with any of Lessee, Lessor, Certificate Holders, Guarantor or any of their successors or assigns. As to any matters not expressly provided for by a Operative Document (including enforcement or collection of the Notes), the Collateral Agent shall not be required nor authorized to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon Lenders; provided, however, the Collateral Agent shall not be required to take any action which exposes it to personal liability or which is contrary to any Operative Document or Applicable Law. The Collateral Agent agrees to give to Lenders prompt notice of each notice given to it by Lessor or Lessee pursuant to the terms of this Agreement; provided, however, the Collateral Agent shall not be deemed to have any notice of a Loan Default or Loan Event of Default unless it has received notice of such from another party hereto. The Collateral Agent may, with the prior consent of the Majority Lenders, agree to any waiver or amendment of the Operative Documents (other than Operative Documents to which a Lender or Lenders are a party) on behalf of Lenders; provided, however, Collateral Agent will not, without the prior consent of all Lenders, agree to any waiver or amendment that would (i) postpone the time or times for payment of any

Availability Fee or any amount payable under this Agreement or the Lease Agreement, or (ii) reduce the Lease Payment payable under this Agreement or the Lease Agreement, or the principal amount of any Lender Commitment. The Collateral Agent will not, without the prior consent of all Lenders, agree to any waiver or amendment that would, prior to the payment in full of the Secured Obligations, release all or substantially all of the Lessor Collateral from the Lien created by the Loan Documents, other than in accordance with the terms thereof and the other Operative Document. The Collateral Agent shall pursue its remedies under the Loan Documents following a Loan Event of Default in accordance with the instructions of the Majority Lenders; provided, however, the Collateral Agent shall be under no obligation to pursue such remedies unless such Majority Lenders have offered to the Collateral Agent security or indemnity satisfactory to it as to the terms, coverage, duration, amount or otherwise with respect to the costs, expenses and liabilities that may be incurred by it in compliance with such written instructions, requests or directions. The appointment and authority of the Collateral Agent hereunder shall terminate upon the indefeasible payment in full of all amounts owed Lenders, the Administrative Agent and the Collateral Agent under the Operative Documents.

         11.2. Delegation of Duties. The Administrative Agent and the Collateral Agent may execute any of their duties under these Operative Documents through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         11.3. Agent's Reliance, etc. Neither the Administrative Agent nor the Collateral Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted by it or them under or in connection with any Operative Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the Administrative Agent and the Collateral Agent (i) may consult with legal counsel (including counsel for Lessee), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted in good faith by it in accordance with the advice of such counsel, accountants or experts, (ii) makes no warranty or representation to Lenders (or to Certificate Holders in the case of the Administrative Agent) and shall not be responsible to Lenders (and to Certificate Holders, in the case of the Administrative Agent) for any statements, warranties or representations made in or in connection with any Operative Document, (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Operative Document on the part of Lessee or Lessor or to inspect the property (including the books and records) of Lessee or Lessor, (iv) shall not be responsible to Lenders (or to Certificate Holders, in the case of the Administrative Agent) for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Document or any other instrument or document furnished pursuant thereto, and (v) shall incur no liability under or in respect of any Operative Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by fax, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. The permissive right of the Administrative Agent and the Collateral Agent to take the actions permitted by this Agreement shall not be construed as an obligation or duty to do so.

         11.4. Administrative Agent, Collateral Agent and Affiliates. With respect to any Lender Commitment or Certificate Holder Commitment made by it, any Loans or Equity Contributions made by it, any Note issued to it or any Certificate held by it, each of the Administrative Agent and the Collateral Agent shall have the same rights and powers under each Operative Document as any other Lender or Certificate Holder as the case may be and may exercise the same as though it were not an agent hereunder. The Administrative Agent and the Collateral Agent and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Lessor, Lessee or Guarantor, any of their Affiliates and any Person who may do business with or own securities of Lessor, Lessee or Guarantor or any such Affiliate, all as if the Administrative Agent and the Collateral Agent were not an agent hereunder and without any duty to account therefor to Lenders or Certificate Holders.

         11.5. Lender and Certificate Holder Credit Decision. Each Lender and each Certificate Holder acknowledges that it has, independently and without reliance upon the Administrative Agent or, in the case of the Lenders, the Collateral Agent, and based on the financial statements of Lessor and Guarantor and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Certificate Holder also acknowledges that it will, independently and without reliance upon the Administrative Agent or the Collateral Agent, as the case may be and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents.

         11.6. Indemnification. (a) Each Lender agrees to indemnify the Administrative Agent and the Collateral Agent, (to the extent not reimbursed by Lessor or Lessee) ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating or arising out of any Operative Document or any action taken or omitted by the Administrative Agent or the Collateral Agent under any Operative Document in their capacities as agents for Lenders; provided that Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Collateral Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and the Collateral Agent ratably according to its Pro Rata Share promptly upon demand for out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent or the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, any Operative Document in their capacities as agents for Lenders, to the extent that the Administrative Agent or the Collateral Agent is not reimbursed for such expenses by Lessor or Lessee. Lessee's indemnity obligations shall not be reduced by this Section 11.6(a).

         (b) Each Certificate Holder agrees to indemnify the Administrative Agent, (to the extent not reimbursed by Lessor or Lessee) ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating or arising out of any Operative Document or any action taken or omitted by the Administrative Agent under any Operative Document in its capacity as agent for Certificate Holders; provided that Certificate Holders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Certificate Holder agrees to reimburse the Administrative Agent ratably according to its Pro Rata Share promptly upon demand for out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, any Operative Document in its capacity as agent for Certificate Holders, to the extent that the Administrative Agent is not reimbursed for such expenses by Lessor or Lessee. Lessee's indemnity obligations shall not be reduced by this Section 11.6(b).

         11.7. Successor Administrative Agent and Collateral Agent; Termination of Agency. The Administrative Agent and the Collateral Agent may resign at any time by giving at least fifteen (15) days written notice thereof to Lenders, Lessor and Lessee, and in the case of the Administrative Agent, also to the Certificate Holders, and the Administrative Agent and Collateral Agent may be removed at any time with or without cause by the Majority Lenders. Upon any resignation or removal of the Administrative Agent or Collateral Agent, the Majority Lenders shall have the right with the consent of Lessee (such consent not to be unreasonably withheld or delayed) to appoint a successor Administrative Agent who shall be reasonably acceptable to the Lessee (it being understood and agreed that any non-defaulting Lender is deemed to be acceptable to the Lessee). If no successor Administrative Agent or Collateral Agent shall have been so appointed by the Majority Lenders within 30 days after any such resignation of removal, the retiring Administrative Agent or the Collateral Agent may, on behalf of Lenders and the Certificate Holders, as applicable, appoint a successor Administrative Agent or Collateral Agent which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as the Administrative Agent or the Collateral Agent hereunder by a predecessor Administrative Agent or Collateral Agent, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring the Administrative Agent or Collateral Agent, and the obligations under each Operative Document. Any Administrative Agent or Collateral Agent resigning in accordance with this Section 11.7 shall retain the benefits of Section 11 as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Collateral Agent.

         11.8. Registration of Notes and Certificates. The Administrative Agent shall preserve registration books identifying each Lender's and Certificate Holder's interest in the Notes and Certificates, respectively, and a list of the names and addresses of the holders of the Notes and of the Certificates, which register and list shall be available to Lessor, Lessee, Certificate Holders and Lenders or their respective representatives for inspection (the "Register"). Ownership of the Notes and the Certificates shall be proved by the Note register and the Certificate register kept by the Administrative Agent. No transfer by any holder of a Note or Certificate or any portion thereof shall be effective unless and until such transfer is made upon the registration books maintained by the Administrative Agent. Prior to due presentment for registration of transfer of any Note or Certificate, the Administrative Agent, Lessee and Lessor shall deem and treat the Person in whose name any Note or Certificate is registered as the absolute owner of such Note or Certificate for the purpose of receiving payment of Availability Fees, principal of, and Breakage Costs, if any, and interest on such Note and for all other purposes whatsoever, whether or not such
Note is overdue, and neither the Administrative Agent nor Lessor shall be affected by any notice to the contrary.

         12. Miscellaneous.

         12.1. Expenses. Lessee agrees to pay within ten (10) Business Days of written notice thereof the reasonable fees and expenses (initial and ongoing) of Trust Company for serving as Lessor and shall reimburse Trust Company, Lessor, Deutsche Bank as a Lender and a Certificate Holder, the Administrative Agent and Collateral Agent for all of their respective reasonable costs and expenses (including, without limitation, reasonable counsel fees and disbursements) in connection with the preparation, execution and delivery of the Operative Documents and the issuance of the Notes and Certificates and the consummation of the transactions contemplated thereby. Lessee agrees to pay the reasonable fees and disbursements of special counsel to Lessor and special counsel to the Administrative Agent and Collateral Agent in connection with any amendments, waivers or consents requested by Lessor, Lessee or Guarantor under any Operative Document. Upon the occurrence and during the continuance of any Lease Event of Default, Lessee agrees to pay or reimburse each Lender, each Certificate Holder, Lessor, the Administrative Agent and the Collateral Agent for reasonable costs and expenses of counsel and of financial advisors as shall have been selected by such Lender, Certificate Holder, Lessor, Administrative Agent or Collateral Agent to assist them in connection with such Lease Event of Default.

         12.2. Amendments. (a) Neither this Agreement nor any other Operative Document nor any terms hereof or thereof may be amended, supplemented, waived or modified without the written agreement and consent of all parties thereto and Lessee, provided that where the consent of the Lenders or the Certificate Holders is required, such consent (except as provided below) may be given by the Majority Lenders or the Majority Certificate Holders, as the case may be, and any such consent shall be binding on all other Lenders or Certificate Holders, provided further, that no such amendment, modification, waiver or supplement shall, (i) without the consent of each Lender (A) extend the final scheduled maturity of any Loan or Note, or reduce the rate or extend the time of payment of interest thereon or Loan Availability Fees (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification that is not agreed to by each Lender directly affected thereby to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (A), notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by Lessee and the Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to this Agreement and the other Operative Document), or reduce the principal amount thereof (except to the extent repaid in cash), (B) release all or substantially all of the Lessor Collateral (except as expressly provided herein) or (C) reduce the percentage specified in the definition of Majority Lenders (it being understood that, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Lenders' Commitments are included on the Closing Date), (ii) without the consent of each Certificate Holder, (A) extend the final scheduled repayment of any Equity Contribution, or reduce the rate or extend the time of payment of Equity Return or Availability Fees (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification that is not agreed to by each Certificate Holder directly affected thereby to the financial definitions in this Agreement shall not constitute a reduction in the Applicable Equity Rate or Availability Fees for purposes of this clause (A), notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by Lessee and the Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to this Agreement and the other Operative Documents), or reduce the Equity Contribution thereof (except to the extent repaid in cash), (B) release all or substantially all of Lessor's interest in the Equipment (except as expressly provided herein or in the Lease Agreement) or (C) reduce the percentage specified in the definition of the Majority Certificate Holders (it being understood that, with the consent of the Majority Certificate Holders, additional contributions of equity pursuant to this Agreement may be included in the determination of the Majority Certificate Holders on substantially the same basis as the contributions of Certificate Holders' Commitments are included on the date hereof), (iii) without the consent of each Lender and Certificate Holder (A) amend, modify or waive any provision of this Section 12.2 (it being understood that, with the consent of the Majority Lenders or the Majority Certificate Holders, additional extensions of credit or contributions of equity, respectively, pursuant to this Agreement or the Loan Agreement may be included under this Agreement to provide the Lenders or Certificate Holders with customary similar or additional rights of consent or (B) consent to the assignment or transfer by Lessee or Lessor of any of its rights and obligations under the Operative Documents, (iv) without the consent of the Lenders or Certificate Holders directly affected thereby, (A) increase any Lender's Lender Commitment or any Certificate Holder's Certificate Holder Commitment (it being understood that waivers or modifications of conditions precedent, covenants, Loan Defaults or Loan Events of Default or of a mandatory reduction in the Lender Commitment or Certificate Holder Commitment shall not constitute an increase of the Lender Commitment of any Lender or the Certificate Holder Commitment of any Certificate Holder, (v) without the consent of the Administrative Agent, amend, modify or waive any provision relating to the rights or obligations of the Administrative Agent or (vi) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement or any other Operative Document, the consent of the Majority Lenders or Majority Certificate Holders is required and is obtained but the consent of one or more of other Lenders or Certificate Holders whose consent is required is not obtained, then Lessee shall have the right to replace each such non-consenting Lender, Lenders,

Certificate Holder or Certificate Holders (so long as all non-consenting Lenders or Certificate Holders are so replaced) with one or more Replacement Lenders or Replacement Certificate Holders, as the case may be, pursuant to Section 12.14 so long as at the time of such replacement, each such Replacement Lender or Replacement Certificate Holder consents to the proposed change, waiver, discharge or termination, provided that Lessee shall not have the right to replace a Lender or a Certificate Holder solely as a result of the exercise of such Lender's or Certificate Holder's rights when the consent of each of the Lenders or Certificate Holders is required.

         12.3. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF GUARANTOR AND LESSEE HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF GUARANTOR AND LESSEE HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 100011 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF GUARANTOR AND LESSEE AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY HEREUNDER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY OTHER JURISDICTION.

         (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER

OPERATIVE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         12.4. Notices. All notifications, notices, demands, requests and other communications herein provided for or made pursuant hereto shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered via courier to the addresses listed below. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent, Lessor and Lessee shall not be effective until received by the Administrative Agent, Lessor or Lessee, as the case may be. The initial address of the parties hereto are as follows:

to Lessee:                  Universal Compression, Inc.
                            4440 Brittmoore Road
                            Houston, Texas  77041
                            Attention:  Richard W. FitzGerald
                            Senior Vice President & Chief Financial Officer
                            Telephone:  (713) 335-7000
                            Telefax:  (713) 466-6720


                     with a copy to


                            Valerie L. Banner
                            Senior Vice President & General Counsel
                            Universal Compression, Inc.
                            4440 Brittmoore Road
                            Houston, Texas  77041
                            Telephone:  (713) 335-7000
                            Telefax:  (713) 466-6720
to Guarantor:               Universal Compression Holdings, Inc.
                            4440 Brittmoore Road
                            Houston, Texas  77041
                            Attention:  Richard W. FitzGerald
                            Senior Vice President & Chief Financial Officer
                            Telephone:  (713) 335-7000
                            Telefax:  (713) 466-6720


                     with a copy to


                            Valerie L. Banner
                            Senior Vice President & General Counsel
                            Universal Compression, Inc.
                            4440 Brittmoore Road
                            Houston, Texas  77041
                            Telephone:  (713) 335-7000
                            Telefax:  (713) 466-6720


Lessor and Trust Company    Wilmington Trust Company
                            Rodney Square North
                            1100 North Market Street
                            Wilmington, Delaware  19890-0001
                            Attention:  Corporate Trust Administration
                            Telephone:  (302) 651-1000
                            Telefax:  (302) 651-8882


                     with a copy to


                            Universal Compression, Inc.
                            4440 Brittmoore Road
                            Houston, Texas  77041
                            Attention:  Richard W. FitzGerald
                            Senior Vice President & Chief Financial Officer
                            Telephone:  (713) 335-7000
                            Telefax:  (713) 466-6720



Certificate Holders and Lenders:   See Schedule 4 hereto

Administrative Agent:            Bankers Trust Company
                                 130 Liberty Street, M.S. 2344
                                 New York, New York  10006
                                 Attention: Marcus Tarkington
                                 Telephone:        (212) 250-7684
                                 Telefax: (212) 250-8693


With a copy of all notices and documents delivered in accordance with the Lease Agreement or Sections 3.1(b)(v), 3.1(b)(xi), 3.1(b)(xiii), 3.2(c), 3.2(d),
3.2(e)(ii), 3.2(e)(iii) or 3.2(f) hereof to:


                                 Deutsche Banc Alex Brown
                                 31 West 52nd Street, Mail Stop 1411
                                 New York, NY 10019
                                 Attention: Robert Martorano, Jr., Director
                                            Global Asset Finance and Leasing
                                 Telephone: (212) 469-7393
                                 Telefax: (212) 469-7398


Collateral Agent:                Bankers Trust Company
                                 130 Liberty Street, M.S. 2344
                                 New York, New York  10006
                                 Telephone:    (212) 250-7684
                                 Telefax:  (212) 250-8693

         12.5. Interests in the Equipment. The parties hereto intend that (a) for financial accounting purposes with respect to Lessee, Lessor will be treated as the owner and the lessor of each Item of Equipment and Lessee will be treated as the lessee of each Item of Equipment and (b) for all federal, state and local income tax purposes, state sales, use and other transaction tax purposes, (i) the Operative Documents will be treated as a financing arrangement, (ii) Lessor will be deemed a lender making loans to Lessee in an amount equal to the sum of the aggregate of the Equity Components for each Item of Equipment and the outstanding principal amount of the Loans and (iii) Lessee will be treated as the owner of each Item of Equipment and will be entitled to all tax benefits ordinarily available to an owner of equipment like the Equipment for such tax purposes. Lessor shall take no action inconsistent with the intention of the parties set forth in clause (b)(iii) of this Section 12.5. Notwithstanding the intentions of the parties expressed herein, each party hereto acknowledges and agrees that no other party has made representations or warranties to such party concerning the tax, accounting or legal characteristics of the Operative Documents and that such party has obtained and relied upon and agree that they will obtain and rely upon such tax, accounting and legal advice from their own accountants and counsel concerning the Operative Documents as they deems appropriate.

         12.6. Descriptive Headings, etc. The descriptive headings used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

         12.7. Benefit of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and in particular any holder from time to time of any Note. Subject to the following proviso, neither Lessor, Lessee nor any Certificate Holder or Lender without the prior written consent of each other party hereto, may assign any or all of its rights or obligations hereunder or under any other Operative Document to which it is a party; provided, however,

         (i) Lessor may at any time transfer or assign any or all of its rights or obligations hereunder in accordance with the provisions of Section 5.9 of the Trust Agreement;

         (ii) Any Lender or Certificate Holder may transfer, assign or grant participations in its rights in the Operative Documents; provided, however, such Lender shall remain a "Lender" or Certificate Holder a "Certificate Holder" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in clause (iii) below) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" or a "Certificate Holder" hereunder and, provided further, that no Lender or Certificate Holder shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Operative Document except to the extent such amendment or waiver would (A) extend the final scheduled maturity of any Loan or due date of any repayment of Equity Contribution which such participant is participating, or reduce the rate or extend the time of payment of interest, Equity Return or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Loan Default or Loan Event of Default or of a mandatory reduction in the total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (B) consent to the assignment or transfer by Lessor or Lessee of any of its rights and obligations under the Operative Documents or (C) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Operative Documents) securing the Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under any Operative Documents (the participant's rights against such Lender or Certificate Holder in respect of such participation to be those set forth in the agreement executed by such Lender or Certificate Holder in favor of the participant relating thereto) and all amounts payable by Lessor and Lessee under the Operative Documents shall be determined as if such Lender or Certificate Holder had not sold such participation;

         (iii) Notwithstanding the foregoing, any Lender or Certificate Holder (or any Lender or Certificate Holder together with one or more other Lenders or Certificate Holders) may (A) assign all or a portion of its Lender Commitment or Certificate Holder Commitment and related outstanding obligations hereunder to (x) its parent company and/or any affiliate of such Lender or Certificate Holder which is at least 50% owned by such Lender or Certificate Holder or its parent company or to one or more Lenders or Certificate Holders or (y) in the case of any Lender or Certificate Holder that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or Certificate Holder or by an Affiliate of such investment advisor or (B) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, or $1,000,000 in the aggregate for the assigning Certificate Holder or Certificate Holders of such Lender or Certificate Holder Commitment and related outstanding obligations hereunder or under the Loan Agreement to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender or Certificate Holder, and in the case of a Lender the Loan Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (x) at such time Schedule 3 shall be deemed modified to reflect the Lender Commitment of such new Lender or Certificate Holder Commitment of the new Certificate Holder and of the existing Lenders and Certificate Holders, (y) new Notes or Certificates will be issued, at Lessee's expense, to such new Lender or Certificate Holder and to the assigning Lender or Certificate Holder upon the request of such Person, such new Notes or Certificates to be in conformity with the requirements of Section 2.3 of the Loan Agreement or Article III of the Trust Agreement respectively (with appropriate modifications) to the extent needed to reflect the revised Lender Commitments or Certificate Holder Commitment, (z) the consent of the Administrative Agent, Lessee and Lessor shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (B) above (which consents shall not be unreasonably withheld), provided that the consent of Lessor shall not be required at any time that a Loan Event of Default has occurred and is continuing and the consent of Lessee shall not be required at any time that a Lease Event of Default has occurred and is continuing, and the consent of the Administrative Agent shall be required in connection with any assignment of all or a portion of any Commitment,
     (y) the Administrative Agent shall receive for its own account at the time of each such assignment, from the assigning or assignee Lender or Certificate Holder, the payment of a non-refundable assignment fee of $3,500 and (z) promptly after such assignment, Lessor and Lessee shall have received from the Administrative Agent notice of any such assignment, together with the copy of the Assignment and Assumption Agreement relating thereto. To the extent of any assignment pursuant to this Section 12.7, the assigning Lender or Certificate Holder shall be relieved of its obligations hereunder with respect to its assigned Lender Commitments or Certificate Holder Commitments. At the time of each assignment pursuant to this Section
     12.7 to a Person which is not already a Lender or Certificate Holder hereunder and which is not a U.S. Person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender or Certificate Holder shall, to the extent legally entitled to do so, provide to Lessor and Lessee in the case of a Lender or Certificate Holder Commitment described in Section 9.6 of the Participation Agreement, the forms described in such Section 9.6 of the Participation Agreement, as the case may be. To the extent that an assignment of all or any portion of a Lender's Lender

     Commitments or a Certificate Holder's Certificate Holder Commitment and related outstanding obligations would, at the time of such assignment, result in additional increased costs under Sections 10.3 and 10.4 from those that would have been incurred by the respective assigning Lender or Certificate Holder prior to such assignment, then Lessee shall not be obligated to pay such incremental additional increased costs (although Lessee shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment);

         (iv) each Certificate Holder and Lender shall provide written notice to the Administrative Agent of any assignment or participation by such Certificate Holder or Lender of any interest it may have under any Operative Document. In the case of any participations, other than to which Guarantor otherwise consents, the right of any such participant to indemnification or other amounts under Section 10 shall be limited to amounts which would have been due had no such participation been granted.

         Notwithstanding any other provision in this Agreement, the Trust Agreement or in the Loan Agreement, any Lender and any Certificate Holder may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in any of the Loan Documents or the Trust Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or U.S. Treasury Regulation 31 CFR 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under Applicable Law.

         12.8. Execution and Effectiveness. This Agreement may be executed in multiple counterparts, each of which shall be regarded as an original and all of which shall constitute a single instrument and shall become effective on the Closing Date when each of the parties hereto shall have signed a copy hereof (whether the same or different copies).

         12.9. Confidentiality. Each of Lessor, Trust Company, each of Certificate Holder, each Lender, the Administrative Agent and the Collateral Agent agrees that it will not disclose without Lessee's consent any financial or other information, excluding such financial or other information that is publicly available, furnished by Lessee or Guarantor or obtained as a result of any inspection of the Equipment; such material will not be disseminated except
(i) to the parties hereto, any rating agency, any prospective permitted assignees or prospective purchasers of the Equipment or their respective officers, directors, employees, agents, auditors, attorneys and professional consultants who (other than the rating agencies), agree in writing for the benefit of Lessee and Guarantor to be bound by the provisions of this Section
12.9 and for proper reasons consistent with the purposes for which this information is furnished, need access to such information, (ii) to potential successors and assigns permitted under Section 12.9 that agree in writing for the benefit of Lessee and Guarantor to be bound by the provisions of this
Section 12.9 and (iii) to such other parties to whom Lessor, Trust Company, any Certificate Holder, any Lender, the Administrative Agent or the Collateral Agent may have a duty or legal obligation of disclosure, including, without limitation, any Governmental Entity having jurisdiction over Lessor, Trust Company, any Certificate Holder, any Lender, the Administrative Agent or the Collateral Agent. This confidentiality provision will survive the expiration or early termination of this Agreement. No breach of the foregoing covenants by Lessor, any Lender or any other

Person, shall affect or impair the obligations of Lessee and Guarantor to pay Lessor, Lenders or any other Person any amounts due under the Operative Documents.

         12.10. Survival. Each of the representations, warranties, terms, covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Operative Documents and the making of the Loans and Equity Contributions and shall, unless otherwise expressly provided therein, continue in full force and effect until the Availability Fees, Loan Availability Fees, the Loans, together with interest thereon, the Equity Contribution and the Equity Return and all other sums payable hereunder or thereunder have been indefeasibly paid in full.

         12.11. Severability. The provisions of this Agreement are severable, and if any section or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         12.12. No Broker. Each party hereto hereby represents and warrants to the other parties that no broker other than Deutsche Bank Securities, Inc. (whose fees shall be paid solely by Lessee) brought about the transactions contemplated hereby and each party hereby agrees to indemnify (the "Indemnifying Party") and hold each other party harmless from, any and all other liabilities and costs (including, without limitation, costs of counsel) to any Person claiming brokerage commissions or finder's fees as a result of any agreement with the Indemnifying Party.

         12.13. Performance by Lenders and Certificate Holders; Replacement of Lenders; Replacement of Certificate Holders.

         (a) (x) If any Lender breaches its obligation to make a Loan (a "Defaulting Lender"), (y) upon the occurrence of an event giving rise to the operation of Section 10.4 with respect to any Lender which results in such Lender charging to Lessee increased costs in excess of those being generally charged by the Lenders or (z) as provided in Section 12.13(c) (below) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Majority Lenders, Lessee shall have the right, if no Lease Default or Lease Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (the "Replacement Lender") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 12.13, the Replacement Lender shall enter into one or more assignments pursuant to Section 12 (and with all fees payable pursuant to this Section 12.13 to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Lender Available Commitment and outstanding Loans and Notes of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans and Notes of the Replaced Lender, together with all then unpaid interest with respect thereto at such time and (B) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender and (ii) all obligations of

Lessee owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment agreements, the payment of amounts referred to in clauses (i) and
(ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by Lessor, the Replacement Lender shall become a Lender hereunder and the other Operative Documents thereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under the Operative Documents, which shall survive as to such Replaced Lender (and to give effect to the replacement of a defaulting lender with one or more non-defaulting lenders).

         (b) (x) If any Certificate Holder breaches its obligation to make an Equity Contribution (a "Defaulting Certificate Holder"), (y) upon the occurrence of an event giving rise to the operation of Section 10.4 with respect to any Certificate Holder which results in such Certificate Holder charging to Lessee increased costs in excess of those being generally charged by the Certificate Holders in their capacity as lenders in other similar transactions or (z) as provided in Section 12.2(b) in the case of certain refusals by a Certificate Holder to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Majority Lenders or the Certificate Holders, as the case may be, Lessee shall have the right, if no Lease Default or Lease Event of Default then exists, to replace such Certificate Holder (the "Replaced Certificate Holder") with one or more other Eligible Transferees, none of whom shall constitute a defaulting Certificate Holder at the time of such replacement (collectively, the "Replacement Certificate Holders") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 12.13, the Replacement Certificate Holder shall enter into one or more assignments pursuant to Section 12.7 (and with all fees payable pursuant to this Section 12.13 to be paid by the Replacement Certificate Holder) pursuant to which the Replacement Certificate Holder shall assume the Replaced Certificate Holder's Available Commitment and shall acquire the rights with respect to outstanding Equity Contributions of the Replaced Certificate Holder and, in connection therewith, shall pay to the Replaced Certificate Holder in respect thereof an amount equal to the sum of (A) an amount equal to the amount of the Equity Contribution, and all accrued Applicable Equity Rate return on all outstanding Equity Contributions of the Replaced Certificate Holder, and (B) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Certificate Holder and (ii) all obligations of Lessee owing to the Replaced Certificate Holder (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Certificate Holder concurrently with such replacement. Upon the execution of the respective assignment agreements, the payment of amounts referred to in clauses (i) and
(ii) above, the Replacement Certificate Holder shall become a Certificate Holder hereunder and under the other Operative Documents and the Replaced Certificate Holder shall cease to constitute a Certificate Holder hereunder, except with respect to indemnification provisions under the Operative Documents, which shall survive as to such Replaced Certificate Holder (and to give effect to the replacement of a defaulting Certificate Holder with one or more non-defaulting Certificate Holder).

         12.14. Limited Recourse Against Certificate Holders and Trust Company. Without impairing any of the other rights, powers, privileges, liens or security interests of the Administrative Agent, any Lender or the Collateral Agent pursuant to the Loan Documents, except for the Trust Company's or Certificate Holders's gross negligence, willful misconduct, misrepresentations or fraud and as expressly provided in this Agreement or any other Loan Document, and subject to the proviso below, Lenders agree that as between them and the Trust Company and Certificate Holders, no recourse shall be had with respect to this Agreement or such other Loan Documents against the Trust Company or Certificate Holders, or any officer, director, employee, agent or Affiliate thereof for amounts owed by Lessor under the Loan Documents; and neither the Trust Company nor Certificate Holders, nor any officer, director, employee, agent or Affiliate thereof shall have any personal liability for any amounts owed by Lessor under the Loan Documents; provided, however, that nothing contained in this Section
12.14 or elsewhere shall be construed to (i) prevent recourse to and the enforcement against the Lessor Collateral of all liabilities, obligations and undertakings contained in the Loan Documents, (ii) limit, restrict, or impair the right of the Majority Lenders to accelerate the maturity of the Loans upon the occurrence of a Loan Event of Default, (iii) prevent the bringing of an action or obtaining a judgment against Lessor or against the Trust Company or Certificate Holders for any breach of any of its representations, warranties or covenants under any of the Operative Documents, or (iv) prevent the bringing of an action or obtaining of a judgment to foreclose the lien of this Agreement or Security Documents or otherwise realize upon the Lessor Collateral or the sums due or to become due under the Lease Agreement or the other Loan Documents to which any such Person is a party.

         12.15. Concerning Lessor. Trust Company is entering into this Lease Agreement solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity (except as expressly stated herein) and in no case shall Trust Company (or any entity acting as successor Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder; provided, however, that Trust Company (or any such successor Trustee) shall be personally liable hereunder for any claims or liabilities resulting from or arising out of the following:

         (i) the willful misconduct or gross negligence of Trust Company;

         (ii) the liabilities that may result from the breach or inaccuracy of any of Trust Company's representations, warranties or agreements made in its individual capacity in Section 2.7 hereof or elsewhere in the Operative Documents or any document delivered in connection therewith;

         (iii) any failure by Trust Company to perform the obligations expressly undertaken in its individual capacity in any Operative Documents or any document delivered in connection therewith;

         (iv) taxes based on or measured by any fees, commissions or compensation received by Trust Company for acting as trustee in connection with any of the transactions contemplated by the Operative Documents; or

          (v) any failure by Trust Company to use ordinary care in the receipt and disbursement of funds actually received by it in accordance with the terms of the Operative Documents.

         12.16. Consent and Agreement of Lessee and Guarantor. Lessee and Guarantor hereby consent to the assignment set forth in Section 7. Lessor and the Collateral Agent hereby instruct, and Lessee and Guarantor agree, that until further notified by the Collateral Agent, Lessee, Guarantor and Lessor shall pay all amounts payable under the Operative Documents other than Excepted Payments to the account of the Collateral Agent or as Collateral Agent or Majority Lenders may otherwise designate in a written notice to Lessee, Guarantor and Lessor. If there is any disagreement between the Administrative Agent and Lessor as to whether any amount is an Excepted Payment, Lessor, Lessee and Guarantor shall abide by the Administrative Agent's determination with respect to such amount.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                  UNIVERSAL COMPRESSION, INC.,
                                    as Lessee

                                  By:  /s/  RICHARD W. FITZGERALD
                                       ----------------------------------------
                                     Name:  Richard W. FitzGerald
                                     Title: Chief Financial Officer


                                  UNIVERSAL COMPRESSION HOLDINGS, INC.,
                                    as Guarantor

                                  By:  /s/  RICHARD W. FITZGERALD
                                       ----------------------------------------
                                     Name:  Richard W. FitzGerald
                                     Title: Chief Financial Officer


                                  WILMINGTON TRUST COMPANY,
                                   not in its individual
                                   capacity, but solely as
                                   Trustee of Universal
                                   Compression Trust
                                   (2000-1) under the Trust
                                   Agreement dated as of
                                   May 25, 2000, as Lessor

                                  By:  /s/  ROBERT P. HINES, JR.
                                     ----------------------------------------
                                     Name:  Robert P. Hines, Jr.
                                     Title: Financial Services Officer


                                  WILMINGTON TRUST COMPANY,
                                   in its individual capacity,
                                   as Trust Company

                                  By:  /s/  ROBERT P. HINES, JR.
                                     ----------------------------------------
                                     Name:  Robert P. Hines, Jr.
                                     Title: Financial Services Officer


                                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                                    as a Certificate Holder

                                  By:  /s/  ROBERT MARTORANO, JR.
                                     ----------------------------------------
                                     Name:  Robert Martorano, Jr.
                                     Title: Director

                                  By:  /s/  KAREN KEANE
                                     ----------------------------------------
                                     Name:  Karen Keane
                                     Title: Vice President


                                  BANKERS TRUST COMPANY,
                                    as Administrative Agent

                                  By:  /s/  MARCUS M. TARKINGTON
                                     ----------------------------------------
                                     Name:  Marcus M. Tarkington
                                     Title: Director


                                  BANKERS TRUST COMPANY,
                                    as Collateral Agent

                                  By:  /s/  MARCUS M. TARKINGTON
                                     ----------------------------------------
                                     Name:  Marcus M. Tarkington
                                     Title: Director


                                  BANKERS TRUST COMPANY
                                    as a Lender

                                  By:  /s/  MARCUS M. TARKINGTON
                                     ----------------------------------------
                                     Name:  Marcus M. Tarkington
                                     Title: Director


                                  BANK ONE, N.A.
                                    as a Lender

                                  By:  /s/  ANTHONY J. RESTEL
                                     ----------------------------------------
                                     Name:  Anthony J. Restel
                                     Title: Vice President


                                  FIRST UNION NATIONAL BANK
                                    as a Lender

                                  By:  /s/  ROBERT R. WETTEROFF
                                     ----------------------------------------
                                     Name:  Robert R. Wetteroff
                                     Title: Senior Vice President

                                                                      APPENDIX A


                           UNIVERSAL COMPRESSION, INC.
                        NATURAL GAS COMPRESSOR EQUIPMENT
                               FINANCING FACILITY

                  The definitions stated herein shall equally apply to both the singular and plural forms of the terms defined. Any agreement defined or referred to below means such agreement as amended, supplemented or modified from time to time, and includes all exhibits, supplements and appendices thereto. Any Person defined or referred to below includes its successors, permitted transferees and assigns. The word "including," when used below or in any Operative Document, is deemed to be followed by "without limitation," whether or not such words appear.

                  "Acquisition Cost" of each Item of Equipment means an amount equal to the sum of (a)(i) with respect to an Item of Equipment to be assembled by Lessee on behalf of Lessor in accordance with the Assembly Agency Agreement, the sum of the aggregate of the actual costs incurred and paid by Lessee on behalf of Lessor for each Component of such Item (ii) with respect to an Item of Equipment purchased by Lessor from Lessee on the Closing Date, the fair market value of such Item as set forth in an Appraisal delivered to Lessor and the Administrative Agent prior to the Closing Date or (iii) with respect to an Item of Equipment purchased by Lessor from Lessee other than on the Closing Date, the amount equal to the product of the horse power rating for such Item and the "Horse Power Multiplier" set forth on Schedule 1 to the Participation Agreement for such type of Item, plus (b) all sales and excise taxes paid by Lessor on or with respect to the acquisition of such Item except to the extent Lessee is not required to pay or indemnify with respect to such Tax under Section 10.3 of the Participation Agreement.

                  "Adjusted Consolidated Net Income" for any period means Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains (exclusive of items reflected in Adjusted Working Capital) included in arriving at Consolidated Net Income for such period.

                  "Adjusted Consolidated Working Capital" at any time means Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

                  "Administrative Agent" means Bankers Trust Company.

                  "Affected Person" means each of the Lenders and each of the Certificate Holders.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that under no circumstances shall the Trust Company be deemed to be an Affiliate of the Administrative Agent, any Certificate Holder or the Trustee, nor the Administrative Agent, any Certificate Holder or the Trustee be deemed to be an Affiliate of the Trust Company.

                  "After-Tax Basis" means in respect of an amount (the "base amount") with respect to a Person, (i) the base amount supplemented by (ii) an additional payment, if necessary, to such Person such that, after reduction (but not below zero) for the net amount of all Taxes (taking into account credits, offsets, deductions or other benefits realized or to be realized by such Person or its Affiliates in respect of such base amount and such Taxes, calculated assuming that such credits reduce such taxes, and any deductions or other benefits reduce income that would otherwise be subject to such tax, at the then-maximum marginal rate generally applicable to such Person), if any, imposed on such Person (calculated at the then maximum marginal rates generally applicable to such Person) in respect of the sum of the base amount and such additional payment shall be equal to the base amount.

                  "Alternate Rate" means a variable rate equal to the greater of
(a) the sum of the Federal Funds Rate from time to time in effect and 0.5% and
(b) the rate of interest from time to time announced by Deutsche Bank AG, New York Branch at its principal office in New York, New York from time to time as its "prime commercial lending rate" (which rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer, and Deutsche Bank AG, New York Branch may make commercial loans or other loans at rates of interest at, above or below such reference rate), with any per diem determination based on a 364 or 365-day year, as the case may be.

                  "Applicable Debt Margin" means the debt margin set forth on
Schedule 2 to the Participation Agreement; provided that, for the first 180 days after the Closing Date, in no event shall the Applicable Debt Margin be less than 275 basis points.

                  "Applicable Debt Rate" for any Lease Payment Period with respect to a Loan, means, subject to Section 10.4(b) of the Participation Agreement, an interest rate per annum equal to (a) the one (1), two (2) or three
(3) month LIBOR Rate, as elected for such Lease Payment Period by Lessee pursuant to Section 5 of the Participation Agreement, plus (b) the Applicable Debt Margin.

                  "Applicable Equity Margin" means the equity margin set forth on Schedule 2 to the Participation Agreement; provided that, for the first 180 days after the Closing Date, in no event shall the Applicable Equity Margin be less than 475 basis points.

                  "Applicable Equity Rate" for any Lease Payment Period with respect to an Equity Contribution means, subject to Section 10.4(b) of the Participation Agreement, an interest rate per annum equal to (a) the one (1), two (2) or three (3) month LIBOR Rate, as elected for such Lease Payment Period by Lessee pursuant to Section 5 of the Participation Agreement, plus (b) the Applicable Equity Margin.

                  "Applicable Law" means, with respect to any Person or Item of Equipment, all existing and future laws, rules, guidelines, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Entity and judgments, decrees, injunctions, writs, or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction applicable to such Person of Item of Equipment.

                  "Appraisal" means, with respect to and Item of Equipment, an appraisal prepared by the Appraiser at Lessee's expense of such Item of Equipment conducted by, or in the presence of, the Appraiser, that (i) confirms that the estimated Acquisition Cost for such Item of Equipment is equal to or less than such Item's fair market value as of a date within fourteen (14) days of the date the appraisal is delivered to the Administrative Agent and (ii) estimates the Residual Value, which appraisal shall be based upon a physical inspection to the extent reasonably deemed necessary by the Appraiser.

                  "Appraiser" means American Appraisal Associates, Inc., or an independent expert selected by Lessee and acceptable to the Lessor, the Majority Certificate Holders, and the Majority Lenders.

                  "Assembly Agency Agreement" means the Assembly Agency Agreement, dated as of May 30, 2000, between Lessee and Lessor.

                  "Assembly Agent" means Lessee as Assembly Agent under the Assembly Agency Agreement.

                  "Assembly Period" means with respect to each Item of Equipment, the period which begins on the first Funding Date related to such Item of Equipment and ends on the earlier of (i) the date of issuance of a Completion Certificate with respect to such Item of Equipment and (ii) the Basic Term Commencement Date.

                  "Asset Sale" means any sale, transfer or other disposition by Guarantor or any of its Subsidiaries to any Person (including by-way-of redemption by such Person) other than to Guarantor or a Wholly-Owned Subsidiary of Guarantor of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than (i) sales of assets pursuant to the Revolver and (ii) sales of assets which individually, or together with related sales, do not exceed $500,000 per sale.

                  "Asset Swap" has the meaning set forth in Section 9.5(i)(xiii) of the Participation Agreement.

                  "Assignee" means the Collateral Agent and its successors and permitted assigns.

                  "Assignment and Assumption Agreement" for a Lender means the Assignment and Assumption Agreement substantially in the form of Exhibit B to the Loan Agreement and for a Certificate Holder means the Assignment and Assumption Agreement substantially in the form of Exhibit B to the Trust Agreement.

                  "Attributable Indebtedness" shall mean, at any time, with respect to Operating Lease Obligations (including the transaction contemplated under the Operative Documents or any similar lease), 85% of the aggregate outstanding Operating Lease Obligations (other than the portion thereof attributable to interest) under the operating lease for such Operating Lease Obligations.

                  "Availability Fee" means the fee payable to Lessor pursuant to
Section 7.3 of the Lease Agreement.

                  "Availability Fee Rate" means, at any time, the rate then applicable set forth as such in Schedule 2 to the Participation Agreement expressed as an annual percentage rate calculated to the seventh decimal place on an actual/360-day basis.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect or any successor thereto.

                  "Basic Term" means the period consisting of forty-two (42) months commencing on the Basic Term Commencement Date and terminating on the Payment Date that occurs in the last month of such forty-two (42) month period.

                  "Basic Term Commencement Date" means November 30, 2001.

                  "Bill of Sale" means a Bill of Sale in the form of Exhibit A to the Participation Agreement to be executed and delivered by Lessee for each Item of Equipment sold by Lessee to Lessor.

                  "Borrower" means the Lessor in its capacity as borrower under the Loan Agreement.

                  "Breakage Costs" means any amount or amounts as shall compensate a Lender or Certificate Holder for any reasonable loss (excluding loss of profit), expense or liabilities incurred after using good faith and reasonable efforts to minimize such loss, cost or expense by a Lender or Certificate Holder as a result of a prepayment by Lessor of principal, interest, Equity Return or Equity Component pursuant to the terms of the Operative Documents or as a result of a funding that does not occur on a date specified therefor in a Funding Notice. The amount of the loss, expense or liabilities shall be determined by the Person seeking such, and notice thereof shall be provided to Lessee in the form of a certificate of such Person stating that the calculations set forth therein are in accordance with the terms of the Participation Agreement and setting forth in reasonable detail the basis for such calculations, such certificate being conclusive and binding for all purposes absent manifest error.

                  "Budget" means with respect of each Item of Equipment to be assembled by Lessee on behalf of Lessor pursuant to the Assembly Agency Agreement the budget prepared and certified by the Lessee (a) identifying the serial number for such Item, (b) describing by type, manufacturer, model number and serial number (where available) each of the natural gas driver, compressor and air cooler to be included in such Item, (c) setting forth the Lessee's good faith estimates of (i) the cost of each Component for such Item, and (ii) the fair market value and Residual Value of such Item upon completion and (d) the estimated completion date.

                  "Budget Parameters" means for each Component ten (10) percent above or below the estimated cost for such Component in the Budget therefor provided that the aggregate of the actual costs of all Components for any Item of Equipment shall not exceed the aggregate of the estimated costs of all Components of such Item of Equipment in the Budget therefor delivered to Lessor in accordance with Section 3.1(d)(ii) of the Participation Agreement.

                  "Business Day" means any day other than a day on which banking institutions in the State of New York or Delaware are authorized by law to close.

                  "Capital Expenditures" means, for any period, without duplication, (i) expenditures (including, without limitation, the aggregate amount of Capitalized Lease Obligations incurred during such period) made by Lessee and its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements, replacements and capitalized lease repairs) during such period which would be reflected as additions to property, plant or equipment on a consolidated balance sheet of Lessee and its Subsidiaries prepared in accordance with GAAP and (ii) that portion of a Permitted Acquisition made during such period which is attributable to the acquisition of fixed assets, plant and equipment and which would be reflected as additions to property, plant, or equipment on a consolidated balance sheet of Lessee and its Subsidiaries prepared in accordance with GAAP.

                  "Capitalized Lease Obligations" of any Person means all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Casualty Loss Value" of each Item of Equipment means the amount set forth as such in the Lease Agreement Supplement for such Item which amount shall be equal to the Acquisition Cost of such Item.

                  "Casualty Loss Value Payment Date" for each Item of Equipment for which an Event of Loss occurs means the Payment Date following the sixtieth
(60th) day after the date of the Event of Loss.

                  "Certificate" has the meaning set forth in Section 3.1 of the Trust Agreement.

                  "Certificate Holder Available Commitment" means, at any time during the Commitment Period, for each Certificate Holder the amount equal to the excess, if any, of such Certificate Holder's Certificate Holder Commitment less the aggregate of Equity Contributions previously made by such Certificate Holder; provided that no repayment of any amount to a Certificate Holder shall increase its Certificate Holder Available Commitment.

                  "Certificate Holder Commitment" means for each Certificate Holder the Dollar amount set forth in Schedule 3 to the Participation Agreement below the term "Certificate Holder Commitment".

                  "Certificate Holders" means Deutsche Bank AG, New York Branch and any other Eligible Transferees who from time to time become party to the Participation Agreement and Trust Agreement as Certificate Holders in accordance with the terms thereof.

                  "Certificate Holders Option" has the meaning set forth in
Section 6.2 of the Participation Agreement.

                  "Certificate of Equipment" means (a) for Items of Equipment to be sold and leased back, a certificate by Lessee executed by a Responsible Officer in the form of Exhibit B-1 to the Participation Agreement or (b) for Items of Equipment to be assembled by Lessee on behalf of Lessor in accordance with the Assembly Agency Agreement, a certificate by Lessee executed by a Responsible Officer in the form of Exhibit B-2 to the Participation Agreement.

                  "Change of Control" means (a)(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or group or related persons, together with Affiliates thereof (other than the Permitted Investors), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of 40% or more of the Voting Stock of Guarantor (as determined on a fully diluted basis and measured by voting power rather than number of shares), or (ii) the Board of Directors of Guarantor shall not consist of a majority of Continuing Directors, or (b) Lessee shall cease to be a direct Wholly-Owned Subsidiary of Guarantor or (c) a "Change of Control" or similar event shall occur under the Lessee Senior Note Documents.

                  "Closing Date" means the first Funding Date, which shall be a date during the period from the date of the Participation Agreement through June 30, 2000, and which is mutually agreeable to the parties to the Participation Agreement.

                  "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date the Participation Agreement and any subsequent provisions of the Code, amendment thereof, supplement thereto or substituted therefor.

                  "Collateral" means the Lessee Collateral and Lessor
Collateral.

                  "Collateral Agent" means Bankers Trust Company.

                  "Collateral Agent Account" means such account as the Collateral Agent shall designate from time to time pursuant to Section 4.10 of the Participation Agreement by notice to each of the other parties.

                  "Commitment Period" means the period commencing on the date of the Participation Agreement and ending on the Basic Term Commencement Date.

                  "Completion Certificate" means, with respect to an Item of Equipment which has been successfully completed a certificate in the form of Exhibit D to the Participation Agreement delivered by Lessee to Lessor representing and warranting that such Item of Equipment (a) is fully operational, (b) has been completed in accordance with its design specifications, (c) is in compliance with all governmental and environmental regulations, and (d) is free of all Liens other than Permitted Liens and Lessor Liens.

                  "Component" means for each Item of Equipment to be assembled by Lessee on behalf of Lessor pursuant to the Assembly Agency Agreement each of the (i) natural gas driver, (ii) compressor, (iii) air cooler, (iv) labor expenses and (v) all other additional parts and expenses necessary to assemble such Item of Equipment.

                  "Consolidated Current Assets" means, at any time, the consolidated current assets of Guarantor and its Consolidated Subsidiaries.

                  "Consolidated Current Liabilities" means, at any time, the consolidated current liabilities of Guarantor and its Consolidated Subsidiaries at such time, but excluding the current portion of and accrued but unpaid interest on any Indebtedness under Revolver and any other long-term Indebtedness which would otherwise be included therein.

                  "Consolidated Debt" means, at any time, the sum of the aggregate outstanding principal amount of all Indebtedness for borrowed money, the amount of any unreimbursed drawings under any letter of credit (which have been unreimbursed for three or more days) and the principal component of Capitalized Lease Obligations of Guarantor and its Consolidated Subsidiaries.

                  "Consolidated EBIT" means, for any period, the Consolidated Net Income of Guarantor and its Consolidated Subsidiaries, before Consolidated Net Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                  "Consolidated EBITDAR" means, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles, depreciation and rental expense that were deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated Net Income" means, for any period, net after tax income of Guarantor and its Consolidated Subsidiaries for such period (after deduction for minority interests), provided that the net income of any Subsidiary of Lessee shall be excluded to the extent that the declaration or payment of cash dividends or similar distributions by that Subsidiary of that net income is not at the date of determination permitted by operation of its charter or any agreement or instrument applicable to such Subsidiary (other than restrictions permitted by clause (vi) or (ix) of Section 9.12 of the Revolver).

                  "Consolidated Net Interest Expense" means, for any period, the total consolidated cash interest expense of Guarantor and its Consolidated Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of Guarantors and its Consolidated Subsidiaries representing the interest factor for such period, in each case net of the total consolidated cash interest income of Guarantor and its Consolidated Subsidiaries for such period.

                  "Consolidated Subsidiaries" means, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with generally accepted accounting principles in the United States.

                  "Contingent Obligation" means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" means the directors of Guarantor on the Closing Date (after giving effect to the Guarantor IPO) and each other director of Guarantor if such other director's nomination or election to the Board of Directors of Guarantor is recommended by a majority of the then Continuing Directors.

                  "Curing Party" has the meaning set forth in Section 6.1 of the Participation Agreement.

                  "Date of Manufacture" with respect to any Item of Equipment, means the date the manufacturer or vendor thereof sold as new the oldest of the
(a) compressor, (b) natural gas driver and (c) air cooler installed on such Item of Equipment.

                  "Date of Overhaul" with respect to any Item of Equipment, means the date Lessee or its designee completes a complete overhaul of such Item of Equipment.

                  "Debt Component" for each Item of Equipment means the dollar amount of the Acquisition Cost financed by Lenders on the Acceptance Date therefor, which shall equal 97% of the Acquisition Cost for such Item.

                  "Deficiency" has the meaning set forth in Section 29.1 of the Lease Agreement.

                  "Defaulting Certificate Holder" has the meaning set forth in
Section 12.13(b) of the Participation Agreement.

                  "Defaulting Lender" has the meaning set forth in Section 12.13(a) of the Participation Agreement.

                  "Dividend" with respect to any Person means that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Dollar" means freely transferable, lawful money of the United States.

                  "Domestic Joint Venture" has the meaning set forth in Section 9.5(q)(viii) of the Participation Agreement.

                  "EBITDA Ratio" means, on any date, the ratio of Consolidated EBIT to Consolidated Interest Expense for the four consecutive fiscal quarters of Guarantor most recently ended prior to such date.

                  "Eligible Transferee" means and includes a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act) other than any such Person that is directly involved in a Permitted Business.

                  "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" means any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.
Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Equipment" means the equipment described on the Schedule of Equipment attached to each consecutively numbered Lease Agreement Supplement now or hereafter made a part of the Lease Agreement together with any tangible Components thereof, regardless of whether such Equipment has been fully assembled and all related appliances, parts, accessories, appurtenances, accessions, additions, improvements, replacements and other equipment or components of any nature from time to time incorporated or installed therein.

                  "Equipment Financing Transactions" means any Capitalized Lease, Operating Lease, Purchase Money Indebtedness, and any sale-leaseback or other transactions consummated in connection therewith creating Capitalized Lease Obligations, Operating Lease Obligations or Purchase Money Indebtedness.

                  "Equity Component" for each Item of Equipment means the difference between the Acquisition Cost and the Debt Component therefor.

                  "Equity Contribution" has the meaning set forth in Section 4.1 of the Participation Agreement.

                  "Equity Return" means the amounts paid by Lessee in accordance with clause (b) of Section 7.1 and clause (b) of Section 7.2 of the Lease Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of the Participation Agreement and any subsequent provisions of ERISA, amendment thereof, supplemented thereto or substituted therefor.

                  "ERISA Affiliate" means each person (as defined in Section 3(9) of ERISA) which together with Guarantor or any Subsidiary of Guarantor would be deemed to be a "single employer" within the meaning of Section 414(b),
(c), (m) or (o) of the Code.

                  "Event of Loss" with respect to any Item of Equipment means
(a) the loss of such Item of Equipment or any substantial part thereof, or (b) the loss of the use of such Item of Equipment due to theft or disappearance for a period in excess of 45 days during the Term, or existing at the expiration or earlier termination of the Term, or (c) the destruction, damage beyond repair, or rendition of such Item of Equipment or any substantial part thereof permanently unfit for normal use for any reason whatsoever, or (d) the condemnation, confiscation, seizure, or requisition of use or title to such Item of Equipment or any substantial part thereof by any Governmental Entity under the power of eminent domain or otherwise beyond the earlier of fifteen (15) days and the end of the Basic Term.

                  "Excepted Payments" means (a) indemnity payments paid or payable in favor of Trust Company, Certificate Holders, Lenders, Administrative Agent or Collateral Agent, or their successors or assigns, directors, officers, employees, affiliates and agents under the Operative Documents, (b) proceeds of public liability insurance (or government indemnities in lieu thereof) payable to Trust Company, Certificate Holders, Lenders, Administrative Agent or Collateral Agent either pursuant to the Lease Agreement or the Participation Agreement (which shall include proceeds of any self-insurance by Lessee) or maintained by Lessee, Trust Company, Lessor, Certificate Holders, Lenders, Administrative Agent or Collateral Agent and not required to be maintained under the Lease Agreement, (c) costs or expenses paid or payable by Lessee to, or for the benefit of, Trust Company, Certificate Holders, Lenders, Administrative Agent or Collateral Agent, (d) all rights of, and payments to, Certificate Holders under and pursuant to the Trust Agreement after all of the Lessor's obligations to make all other payments pursuant to the Operative Documents have been satisfied, (e) where any amount payable to Trust Company, Certificate Holders, Lenders, Administrative Agent or Collateral Agent is expressed to be payable on an After-Tax Basis, the increment to the underlying payment obligation arising by virtue of the operation of the definition of "After-Tax Basis," (f) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (e) above and otherwise required to be paid thereon, (g) all rights to receive the amounts referred to in clauses
(a) through (f) above, and (h) the proceeds of enforcement of any right to receive the proceeds of any amount referred to in clauses (a) through (f) above.

                  "Exempt Payments" has the meaning set forth in Section 10.3.5 of the Participation Agreement.

                  "Existing Indebtedness" has the meaning set forth in Section 2.3(x) of the Participation Agreement.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. (New York time) for such day on such transactions received by Agent from three federal funds brokers of recognized standing selected by Agent.

                  "Financing Statements" means the Lessee Financing Statements and the Lessor Financing Statements.

                  "Foreign Joint Venture" means any joint venture that involves a corporation, association, partnership, business trust or other business entity that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, any territory thereof or Canada.

                  "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Guarantor or any one or more of its Subsidiaries primarily for the benefit of employees of Guarantor or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" means each Subsidiary of the Borrower that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, or any territory thereof.

                  "Funding Date" means the date proposed by Lessee in the Funding Notice for payment or reimbursement by Lessor in connection with the sale and leaseback and/or assembly of Items of Equipment, provided each such date shall be on or before the Basic Term Commencement Date and shall be that same calendar date each month; provided, however, (a) if any such calendar date is not a LIBOR Banking Day, then the Funding Date shall be the next LIBOR Banking Day; and provided, further however, that if the next LIBOR Banking Day shall occur in the next calendar month, then the Funding Date shall be the preceding LIBOR Banking Day, and (b) if there is no such corresponding date in any calendar month, then the Funding Date shall be the last LIBOR Banking Day in such calendar month.

                  "Funding Notice" means a Funding Notice and Instructions Re Funds On Funding Date, in the form of Exhibit C to the Participation Agreement.

                  "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

                  "Governmental Entity" means any Federal, state, municipal or other governmental department, commission, board, bureau, agency, central bank or instrumentality or any court, in each case whether of the United States or any foreign country.

                  "Guaranteed Obligations" has the meaning set forth in Section 8 of the Participation Agreement.

                  "Guarantor" means Universal Compression Holdings, Inc., a Delaware corporation.

                  "Guarantor IPO" means the Qualified Public Equity Offering described in Section 5.17(a) of the Revolver.

                  "Guaranty Party" has the meaning set forth in Section 8 of the Participation Agreement.

                  "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

                  "Indebtedness" means, as to any Person, without duplication,
(a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (b) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (c) all Indebtedness of the types described in clause
(a), (b), (d), (e), (f) or (g) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided, that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the lesser of the fair market value of the property to which such Lien relates as determined in good faith by such Person and the stated amount of such Indebtedness), (d) Capitalized Lease Obligations, (e) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (f) all Contingent Obligations of such Person and (g) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

                  "Indemnifying Party" has the meaning set forth in Section
12.12 of the Participation Agreement.

                  "Intercompany Loan" has the meaning set forth in Section 9.5(q)(xi) of the Participation Agreement.

                  "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "Interim Rent" has the meaning set forth in Section 7.1 of the Lease Agreement.

                  "Interim Term" for each Item of Equipment means the period commencing on the first Funding Date for such Item and ending on the Basic Term Commencement Date.

                  "Item of Equipment" or "Item" means any of the items of Equipment (including any tangible Components thereof regardless of whether such Item has been fully assembled) separately identified on any of the Schedules of Equipment attached to the Lease Agreement Supplements now or hereafter made a part of the Lease Agreement other than those Items purchased pursuant to Section 28 of the Lease Agreement or for which Casualty Loss Value was paid pursuant to
Section 19.2 of the Lease Agreement.

                  "Lease Agreement" means the Master Equipment Lease Agreement dated as of May 30, 2000 between Lessee and Lessor and each Lease Agreement Supplement.

                  "Lease Agreement Supplement" means a Lease Agreement Supplement and Security Grant substantially in the form attached to the Lease Agreement as Exhibit A, to be executed by Lessor and the Lessee.

                  "Lease Default" means any event, action or condition which with notice or lapse of time or both would constitute a Lease Event of Default.

                  "Lease Event of Default" has the meaning set forth in Section 23 of the Lease Agreement.

                  "Lease Payment" means the amount payable during the Interim Term pursuant to Section 7.1 of the Lease Agreement, during the Basic Term pursuant to Section 7.2 of the Lease Agreement, any Deficiency, any end of term rent adjustment payable in accordance with Section 29.2 of the Lease Agreement and any payments due under Sections 28.2, 28.4 or 28.5 of the Lease Agreement.

                  "Lease Payment Period" for each Item of Equipment means (a) for the Interim Term of such Item, each period for which a payment of Lease Payment is to be made for such Item during the Interim Term as set forth in
Section 7.1 of the Lease Agreement, and (b) for the Basic Term of such Item, each period for which a payment of Lease Payment is to be made for such Item during the Basic Term thereof as set forth in Section 7.2 of the Lease Agreement.

                  "Leasehold" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender Available Commitment" means, at any time during the Commitment Period, for each Lender an amount equal to the excess, if any, of such Lender's Lender Commitment less the aggregate of the initial principal balances of all Loans previously made by such Lender; provided that no repayment to a Lender of any amount shall increase its Lender Available Commitment.

                  "Lender Commitment" for each Lender means the Dollar amount set forth in Schedule 3 to the Participation Agreement below the term "Lender Commitment."

                  "Lenders" means Bankers Trust Company, Bank One, N.A., First Union National Bank and any other Eligible Transferee who from time to time becomes a party to the Participation Agreement and Loan Agreement as a Lender in accordance with the terms thereof and those financial institutions who are identified in the Participation Agreement and the Loan Agreement as "Lenders."

                  "Lessee" means Universal Compression, Inc., a Texas corporation.

                  "Lessee Collateral" has the meaning set forth in Section 9 of the Lease Agreement.

                  "Lessee Financing Statement" means the financing statements and any supplement or amendment thereto in form and substance reasonably acceptable to Lessor and the Administrative Agent appropriately completed and executed by Lessee for filing in each jurisdiction necessary or desirable (as reasonably determined by Agent or Lessor) to perfect Lessor's interest in the Lessee Collateral to the extent the Lease Agreement is a security agreement.

                  "Lessee Indemnified Person" means each Lessor Indemnified Person and Lessor, its successors and assigns and each of their respective Affiliates, officers, directors, employees, beneficiaries, stockholders, agents and servants.

                  "Lessee Senior Discount Notes" means the Lessee's 9 7/8% Senior Discount Notes due 2008, issued pursuant to the Lessee Senior Discount
Note Indenture dated as of February 20, 1998, between Lessee and the United States Trust Company of New York, as Trustee.

                  "Lessor" means Wilmington Trust Company, a Delaware banking corporation not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1).

                  "Lessor Collateral" has the meaning set forth in Section 7.1 of the Participation Agreement.

                  "Lessor Financing Statements" means financing statements in form and substance reasonably acceptable to the Administrative Agent and appropriately completed and executed by Lessor for filing in each jurisdiction necessary or desirable (as reasonably determined by the Administrative Agent) to perfect a security interest in favor of the Collateral Agent in the Lessor Collateral.

                  "Lessor Indemnified Person" means each of Trust Company, each Certificate Holder, each Lender, the Administrative Agent and the Collateral Agent, their successors and assigns and each of their respective Affiliates, officers, directors, employees, beneficiaries, stockholders, agents and servants.

                  "Lessor Lien" means any Lien on or against any Item of Equipment, the Lease Agreement, or Lessor's interest therein arising as a result of (a) any claim against Lessor, any Certificate Holder, any Lender, the Administrative Agent or the Collateral Agent not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of

Lessor, any Certificate Holder, any Lender, the Administrative Agent or the Collateral Agent which is not required or expressly permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against Lessor, any Certificate Holder, any Lender, Administrative Agent or the Collateral Agent with respect to Taxes or obligations of such Person against which Lessee is not required to indemnify such Person pursuant to the Participation Agreement or the other Operative Documents or (d) any claim against Lessor, any Certificate Holder, any Lender, the Administrative Agent or the Collateral Agent arising out of any transfer by Lessor, any Certificate Holder, any Lender, the Administrative Agent or the Collateral Agent of all or any portion of the interest of such Person in any Item or the Operative Documents other than the transfer of interest in or possession of such Item by such Person pursuant to and in accordance with the Operative Documents or pursuant to the exercise of any remedy set forth in the Operative Documents.

                  "Leverage Ratio" means, at any time, the ratio of (i) Consolidated Debt at such time to (ii) Consolidated EBITDAR for the Test Period then most recently ended.

                  "Liability Insurance" has the meaning set forth in Section 20 of the Lease Agreement.

                  "LIBOR" means (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by Bankers Trust Company for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Loans of Bankers Trust Company with maturities comparable to the applicable Lease Payment Period applicable for such Loan or Equity Contribution commencing two LIBOR Banking Days thereafter as of 10:00 A.M. (New York time) on the date which is two LIBOR Banking Days prior to the commencement of such Lease Payment Period, divided (and rounded off to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "LIBOR Banking Day" means any day other than a day on which banking institutions in New York, New York or London, England are authorized by law to close.

                  "LIBOR Rate" for any period means an interest rate per annum equal to the sum of a fraction expressed as a percentage to the seventh decimal place the numerator of which is LIBOR for the relevant period and the denominator of which is equal to 100% minus the Eurodollar Reserve Percentage for such period with any daily determination based on a 360-day year.

                  "Lien" means liens, mortgages, encumbrances, pledges, charges and security interests of any kind.

                  "Loan" has the meaning set forth in Section 2.1 of the Loan Agreement.

                  "Loan Agreement" means the Loan Agreement, dated as of May 30, 2000, among Wilmington Trust Company, the Administrative Agent, the Collateral Agent and the Lenders.

                  "Loan Availability Fee" means the commitment fee payable by Borrower to Lenders pursuant to Section 2.4.3 of the Loan Agreement.

                  "Loan Default" means an event, which with the giving of notice or lapse of time or both, would become a Loan Event of Default.

                  "Loan Documents" means the Loan Agreement, the Security Documents and the Notes.

                  "Loan Event of Default" has the meaning set forth in Section
6.1 of the Loan Agreement.

                  "Loss, Damage and Destruction" has the meaning set forth in
Section 19 of the Lease Agreement.

                  "Losses" has the meaning provided in Section 10.1 of the Participation Agreement.

                  "Majority Certificate Holders" means non-defaulting Certificate Holders the sum of whose outstanding Equity Contributions (or, in the event there are no outstanding Equity Contributions, the sum of whose Certificate Holder Commitments) represent an amount greater than fifty percent of the total aggregate Equity Contributions (or Certificate Holder Commitments).

                  "Majority Lenders" means non-defaulting Lenders the sum of whose outstanding Loans (or, in the event there are no outstanding Loans, the sum of whose Lender Commitments) represent an amount greater than fifty percent of the aggregate outstanding principal balances of the Loans (or Lender Commitments).

                  "Master Budget" means the budget prepared and certified by Lessee reasonably acceptable to Lessor and Administrative Agent and setting forth Lessee's good faith estimate of the cost of each Component for each type of Item of Equipment identified on Schedule 1 to the Participation Agreement.

                  "Maturity Date" for each Loan means the earlier of (a) the last day of the Term for the Items of Equipment financed with the proceeds of such Loan and (b) the date on which such Loan becomes due and payable under the Loan Agreement.

                  "Maximum Acquisition Cost" means $200,000,000.

                  "Maximum Lessee Risk Amount" for any Item of Equipment on any date of determination means an amount obtained by multiplying (a) the percentage set forth as the "Maximum Lessee Risk Percentage" in the Lease Agreement Supplement for such Item (which percentage will be the maximum amount permitted in order to allow Lessee to get off balance sheet treatment for the leased Equipment (approximately 89%)) by (b) the Acquisition Cost for such Item.

                  "Maximum Lessor Risk Amount" for any Item of Equipment on any date of determination means an amount obtained by multiplying (a) the percentage set forth as "Maximum Lessor Risk Percentage" in the Lease Agreement Supplement for such Item (which percentage will be 100% less the Maximum Lessee Risk Amount) by (b) the Acquisition Cost for such Item.

                  "Net Proceeds of Sale" means with respect to each Item of Equipment sold by Lessor to a third party pursuant to Section 28.3 of the Lease Agreement or by Lessor as referenced in Section 29.2 of the Lease Agreement, the net amount of the proceeds of sale of such Item, after deducting from the gross proceeds of such sale (a) all sales taxes and other taxes as may be applicable to the sale or transfer of such Item, (b) all fees, costs and expenses of such sale reasonably incurred by Lessor or Lessee in the case of a sale on the Termination Date or by Lessor in the case of a sale after the Termination Date and (c) any other amounts for which, if not paid, Lessor would be liable as a result of such sale or which, if not paid, would constitute a Lien on such Item.

                  "Net Sale Proceeds" means for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the reasonable costs of such sale (including payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness secured pursuant to the Revolver) which is secured by the respective assets which were sold), and the taxes paid or payable by Guarantors' consolidated group as a result of such sale and appropriate amounts to be provided by Guarantors or any of its Subsidiaries, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by Guarantors or any of its Subsidiaries, after such Asset Sale, including without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations with such Asset Sale (it being understood, however, that, to the extent such reserves are released or reduced, an amount equal to such release or reduction shall be required to be applied as a mandatory repayment or mandatory commitment reduction in accordance with Sections 3.03 and 4.02 in the Revolver).

                  "Non-Completion Date" has the meaning set forth in Section
28.5 of the Lease Agreement.

                  "Non-U.S. Person" means any Person that is not a U.S. Person.

                  "Note" has the meaning set forth in Section 2.3 of the Loan Agreement.

                  "Notice of Substitution" has the meaning set forth in Section 13(b) of the Lease Agreement.

                  "Operative Documents" means the Participation Agreement, the Loan Agreement, the Notes, the Assembly Agency Agreement, all Bills of Sale, the Funding Notices, the Lease

Agreement, all Lease Agreement Supplements, the Trust Agreement, the Security Documents and the letter agreement dated May 22, 2000 between the Administrative Agent and Lessee concerning the Applicable Equity Rate and Applicable Debt Rate as of the Closing Date and in each case, all exhibits and supplements thereto, in each case as amended and modified from time to time.

                  "Option Notice" has the meaning set forth in Section 6.2 of the Participation Agreement.

                  "Optional Alteration" has the meaning set forth in Section 12 of the Lease Agreement.

                  "Other Hedging Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against the fluctuations in currency values.

                  "Outstanding Debt Amount" with respect to each Item of Equipment means the Debt Component therefor less the aggregate of the following amounts to the extent paid in accordance with the Operative Documents: (i) all payments paid to Lenders on account of Casualty Loss Value or pursuant to
Section 28.4 or 28.5 of the Lease Agreement used to reduce the principal amount owing with Notes and (ii) all Deficiency payments and all payments made by the Lessee to Lessor in accordance with Section 29.2 of the Lease Agreement with respect to such Item.

                  "Overdue Rate" with respect to any amount due any party to the Participation Agreement other than a Certificate Holder means the highest Applicable Debt Rate at the time in effect plus two (2) percent (200 basis points) and with respect to any amount due a Certificate Holder means the highest Applicable Equity Rate at the time in effect plus two (2) percent (200 basis points).

                  "Participation Agreement" means the Participation Agreement dated as of May 30, 2000 among Lessee, Guarantor, Lessor, Trust Company, Certificate Holders, Lenders, the Administrative Agent and the Collateral Agent.

                  "Payment Date" for each Item of Equipment and for each Loan and Equity Contribution made to finance such Item of Equipment, means the calendar date corresponding to the Closing Date in the last month of the Lease Payment Period elected by Lessee for such Item as of the Closing Date and thereafter the calendar date corresponding to the Closing Date in the last month of each Lease Payment Period thereafter elected by Lessee for such Item in accordance with Section 5 of the Participation Agreement; provided, however, (a) if any such calendar date is not a LIBOR Banking Day, then the Payment Date shall be the next LIBOR Banking Day; and provided, further, however, that if the next LIBOR Banking Day shall occur in the next calendar month, then the Payment Date shall be the preceding LIBOR Banking Day, and (b) if there is no such corresponding date in any calendar month, then the Payment Date shall be the last LIBOR Banking Day in such calendar month.

                  "Payment Date Option Amount" has the meaning set forth in
Section 28.4 of the Lease Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation or established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Acquisition" has the meaning set forth in Section 9.5(i)(viii) of the Participation Agreement.

                  "Permitted Business" means the business in which Lessee is engaged on the Closing Date and reasonable extensions thereof.

                  "Permitted Countries" means Argentina, Bolivia, Brazil, Chile, Colombia, Mexico, Panama, Paraguay, Peru, Uruguay, Venezuela, Australia, Bangladesh, Cambodia, India, Indonesia, Malaysia, Myanmar, New Zealand, Pakistan, Thailand, Vietnam and Cayman.
                  "Permitted Encumbrance" means, with respect to any mortgaged property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Agent in its reasonable discretion.

                  "Permitted Guarantor Liens" has the meaning set forth in
Section 9.5(h) of the Participation Agreement.

                  "Permitted Investors" means (x) Castle Harlan Partners III L.P., Castle Harlan, Inc. and employees, management and directors of, and persons owning accounts managed by, any of the foregoing and their respective Affiliates (including, without limitation, Guarantor and Lessee) and (y) other investors reasonably satisfactory to the "Administrative Agent" (as defined in the Revolver) and the Required Lenders.

                  "Permitted Liens" means, as to any Item of Equipment (a) the respective rights and interests of the parties under the Operative Documents as provided in the Operative Documents (including any Lien created pursuant to or expressly permitted by the terms of the Operative Documents), (b) Liens for Taxes that either are not yet due and payable or are being contested in good faith, (c) any Sublease, (d) Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens in connection with any alterations, modifications or replacements to the extent permitted by Sections 12 and 13 of the Lease Agreement for amounts that are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for contest proceedings set forth in
Section 10 of the Participation Agreement, (e) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, and (f) Liens created by Lessee with the written consent of Lessor and any Assignee.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, or government or Governmental Entity, agency or political subdivision thereof.

                  "Plan" means any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Guarantor or a Subsidiary of Guarantor or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Guarantor, or a Subsidiary of Guarantor or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pro Rata Share" means, with respect to a Lender or a Certificate Holder and the making of a Loan or Equity Contribution, the ratio of such Lender's Lender Available Commitment to the aggregate of all Lender Available Commitments or such Certificate Holder's Certificate Holder Available Commitment to the aggregate of all Certificate Holder Available Commitments at the time available and with respect to the payment of indemnified amounts under
Section 10 of the Participation Agreement the ratio of such Lender's outstanding principal balance under its Loans to the aggregate outstanding principal balance of all Loans or such Certificate Holder's outstanding Equity Contributions to the aggregate of all outstanding Equity Contributions.

                  "Projections" means the projections prepared by Lessee in connection with the Guarantor IPO, the Repurchase, the Revolver and the transaction contemplated by the Operative Documents, dated May 30, 2000 and furnished to the Administrative Agent, the Lessor, the Certificate Holders and the Lenders prior to the Closing Date.

                  "Property Insurance" has the meaning set forth in Section 20 of the Lease Agreement.

                  "Purchase Money Indebtedness" means Indebtedness, the proceeds of which are used to finance the acquisition, construction or improvement of inventory, equipment or other property in the ordinary course of business.

                  "Purchase Option Amount" has the meaning set forth in Section
28.2 of the Lease Agreement.

                  "Purchase Option Price" has the meaning set forth in Section
6.2 of the Participation Agreement.

                  "Qualified Preferred Stock" means the preferred stock of Guarantor so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before February 28, 2006 other than any such provision which is comparable to a provision in the preferred stock of Guarantor outstanding on the Closing Date, (ii) do not require the cash payment of dividends before February 28, 2006, (iii) do not contain any covenants other than those covenants of the type (but no more restrictive than those) set forth in the preferred stock of Guarantor outstanding on the Closing Date and (iv) are otherwise reasonably satisfactory to the Administrative Agent.

                  "Real Property" of any Person means all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Redelivery Location" means, with respect to any Item of Equipment that is to be returned by Lessee to Lessor, a location or locations within the United States designated by Lessor; provided that the total number of Redelivery Locations shall not exceed four (4) locations.

                  "Register" has the meaning set forth in Section 11.8 of the Participation Agreement.

                  "Related Note" means, with respect to any Loan, the Note therefor, and with respect to any Item of Equipment, any Note or Notes issued by Lessor to finance or refinance in whole or in part the Debt Component of the Acquisition Cost therefor.

                  "Remarketing Period" has the meaning set forth in Section
28.3.1 of the Lease Agreement.

                  "Replaced Certificate Holder" has the meaning set forth in
Section 12.13 of the Participation Agreement.

                  "Replaced Lender" has the meaning set forth in Section 12.13 of the Participation Agreement.

                  "Replacement Certificate Holder" has the meaning set forth in
Section 12.13 of the Participation Agreement.

                  "Replacement Equipment" has the meaning provided in Section 13(a) of the Lease Agreement.

                  "Replacement Lender" has the meaning set forth in Section
12.13 of the Participation Agreement.

                  "Reportable Event" means an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under PBGC Regulation Section 4043.

                  "Repurchase" means the use of the proceeds of the Guarantor IPO to redeem certain of Guarantor's outstanding indebtedness.

                  "Repurchase Documents" means and include all agreements governing, or relating to, the Repurchase and the Guarantor IPO.

                  "Required Alteration" has the meaning set forth in Section 12 of the Lease Agreement.

                  "Required Lenders" means non-defaulting Lenders under the Revolver, the sum of whose outstanding commitments (or after the termination thereof, outstanding revolving loans and adjusted percentage of outstanding swingline loans and letter of credit outstandings) represent an amount greater than fifty percent of the sum of the adjusted total commitment (or after the termination thereof, the sum of the then total outstanding revolving loans of non-defaulting lenders, and the aggregate adjusted percentages of all non-defaulting lenders of the total outstanding swingline loans and letter of credit outstandings at such time).

                  "Residual Value" means, for any Item of Equipment, the estimated fair market value of such Item as of the last day of the Basic Term with consideration given to the effects of inflation or deflation measured from the date on which such value is determined, assuming such Item is in good condition and will continue to be maintained in good operating condition with normal preventive maintenance, and assuming the market for used equipment of the same nature on the last day of the Basic Term will not reflect unusual conditions of supply and demand.

                  "Responsible Officer" means, with respect to any Person other than the Trustee and the Trust Company, the chief executive officer, the president, the chief financial officer, the chief operating officer, the treasurer or the vice president for financial or legal affairs of such Person, and with respect to the Trustee and the Trust Company, an officer in the Corporate Trust Administration Department of the Trust Company with responsibility for this transaction.

                  "Restricted Countries" mean Bolivia, Colombia, Venezuela, Bangladesh, Cambodia, Indonesia, Malaysia, Myanmar, Pakistan and Vietnam; provided that a Restricted Country shall cease to be a Restricted Country with respect to any Investment in the event that Lessee has obtained (and maintains in full force and effect) political risk insurance in amounts, and on terms and conditions, reasonably satisfactory to the Administrative Agent.

                  "Returns" has the meaning set forth in Section 2.3(k) of the Participation Agreement.

                  "Revolver" means the Revolving Credit Facility dated as of May 30, 2000, between the Lessee, Deutsche Bank AG, New York Branch as Administrative Agent (as defined therein) and the lenders that become a party thereto, and if such agreement is no longer in effect, any other credit agreement or loan agreement which provides Lessee directly or indirectly, with a primary source of working capital borrowings and if no such credit agreement or loan agreement is in effect, then such last credit agreement or loan agreement as in effect immediately prior to its termination or expiration.

                  "Secured Obligations" has the meaning set forth in Section 7.1 of the Participation Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Security Documents" means the Participation Agreement, Lease Agreement, Lease Agreement Supplements, Lessee Financing Statements and Lessor Financing Statements.

                  "Senior Secured Consolidated Debt" means all Consolidated Debt (including any Foreign Subsidiary Indebtedness) which is secured by any of the assets of Guarantor and its Subsidiaries and which is not by its terms contractually subordinated to any other Indebtedness of Guarantor and its Subsidiaries.

                  "Senior Secured Leverage Ratio" means, at any time, the ratio of (i) the sum of (without duplication) (x) Senior Secured Consolidated Debt at such time plus (y) an amount equal to the residual guaranty value (as determined by the Administrative Agent acting in its reasonable discretion) in respect of Operating Lease Obligations at such time to (ii) Consolidated EBITDAR for the Test Period then most recently ended.

                  "Significant Subsidiary" means, as to any Person, all Subsidiaries of such Person other than any Foreign Subsidiary whose assets represent less than 10% of the total value of all assets owned by such Person and its Subsidiaries.

                  "Sublease" has the meaning set forth in Section 17.1 of the Lease Agreement.

                  "Sublessee" has the meaning set forth in Section 17.1 of the Lease Agreement.

                  "Subsidiary" shall mean, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (b) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Supplemental Payments" means all amounts, liabilities and obligations which Lessee assumes or agrees to pay under the Operative Documents to Lessor, any Affected Person or any other Person, including payments of Casualty Loss Value, increased costs, Taxes and indemnities, but excluding Lease Payments and Availability Fees.

                  "Tax Indemnitee" has the meaning set forth in Section 10.3.1 of the Participation Agreement.

                  "Taxes" has the meaning set forth in Section 10.3.1 of the Participation Agreement.

                  "Term" for each Item of Equipment means the period from and including the first Funding Date therefor and ending on the Termination Date therefor.

                  "Termination Date" for each Item of Equipment means the earliest of (a) the last day of the Basic Term, or (b) if the Lessee exercises its early transfer option pursuant to Section

28.4 of the Lease Agreement, the applicable Payment Date so elected by such Lessee, (c) if Lessee is obligated to purchase such Item in accordance with
Section 28.5 of the Lease Agreement, the first Business Day after the Non-Completion Date and (d) if such Item suffers an Event of Loss, the Casualty Loss Value Payment Date therefor.

                  "Test Period" means each period of four consecutive fiscal quarters of Guarantor then last ended (in each case taken as one accounting period).

                  "Total Interest Expense" means, for any period, the total consolidated cash interest expense (net of cash interest income) of Guarantor and its Consolidated Subsidiaries for such period (including, without limitation, the interest expense associated with Capitalized Lease Obligations).

                  "Trust" means the trust created by the Trust Agreement.

                  "Trust Agreement" means that certain Trust Agreement by and between Trust Company and the Certificate Holders, dated as of May 25, 2000.

                  "Trust Company" means Wilmington Trust Company, a Delaware banking corporation, in its individual capacity.

                  "Trust Estate" means all of the estate, right, title and interest of Lessor, solely in its capacity as Owner Trustee under the Trust Agreement, and as Lessor in and to the Participation Agreement and the Lease Agreement and all documents related hereto and to the Equipment, and all proceeds thereof, including, without limitation, all Lease Payment, Availability Fees, insurance proceeds and Supplemental Payments, but excluding any Excepted Payments.

                  "Trustee" has the meaning set forth in the preamble to the Trust Agreement.

                  "UCC" means the Uniform Commercial Code, as in effect in any applicable jurisdiction.

                  "Unfunded Current Liability" of any Plan means the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

                  "U.S. Person" has the meaning set forth in Section 7701(a)(30) of the Code.

                  "Voting Stock" of any Person as of any date means the capital stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                  "Wholly-Owned Subsidiary" means, as to any Person, (a) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such

Person and/or one or more Wholly-Owned Subsidiaries of such Person and (b) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  "Withholding Party" has the meaning set forth in Section
10.3.5 of the Participation Agreement.

                  "Withholdings" has the meaning provided in Section 10.3.5 of the Participation Agreement.

                  When used in any Operative Document the words "this Agreement", "herein", "hereunder", "hereof" or other like words mean and include such Operative Document and each amendment and supplement thereto, and with respect to the Lease Agreement, each Lease Agreement Supplement. All references to sections, schedules and exhibits in any Operative Document are to sections, schedules and exhibits in or to such Operative Document unless otherwise specified.

Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by Guarantor's independent public accountants) with the then most recent audited consolidated financial statements of Guarantor and its Consolidated Subsidiaries provided that, if either (i) Guarantor notifies Administrative Agent that Guarantor wishes to eliminate the effect of any change in generally accepted accounting principles on the operation of any covenant contained in the Participation Agreement or (ii) the Administrative Agent notifies Guarantor that it wishes to effect such an elimination, then Guarantor's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles becomes effective, until either (A) such notice is withdrawn by the party giving such notice or (B) such covenant is amended in a manner satisfactory to Guarantor and the Administrative Agent to reflect such change in generally accepted accounting principles. All words importing any gender shall be deemed to include the other gender. All references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to. Unless otherwise specified, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, modifications and supplements thereto.

                                                                SCHEDULE 1
                                                                    to
                                                         PARTICIPATION AGREEMENT

                            DESCRIPTION OF EQUIPMENT


1) Standard Universal Compression 50 - 60 HP Rental Compressor Package with:
          a)      Natural Gas Driver
                  i)       Waukesha ("WA") VRG310 or VRG330, or
                  ii)      Ajax ("AJ") DPC60

          b)      Compressor
                  i)       Gemini ("GM") MPD or M302,  2 or 3 stage, or
                  ii)      Ariel JPG1 2 Stage, or
                  iii)     Ajax DPC60 2 stage

         Range of Acquisition Costs    $67,500 to $81,000

         Horse Power Multiplier     $1,350


2) Standard Universal Compression 80 - 140 HP Rental Compressor Package with:
          a)      Natural Gas Driver
                  i)       Caterpillar ("CT") G3304NA or G3306NA or G3306TA, or
                  ii)      Waukesha F817, or
                  iii)     Ajax DPC80, DPC81, DPC105, DPC115, or DPC 140

          b)      Compressor
                  i)       Gemini MPD, HPD, H302, or M302, 2 or 3 stage
                  ii)      Ariel ("AR") JGP2, JGM2, or JGA2, 2 and 3 stage
                  iii)     Ajax DPC80, DPC81, DPC105, DPC115, or DPC 140 2 stage

         Range of Acquisition Costs $80,000 to $140,000

         Horse Power Multiplier     $1,000


3) Standard Universal Compression 160 - 600 HP Rental Compressor Package with:
          a)      Natural Gas Driver
                  i)       Ajax DPC180, DPC230, DPC280, DPC300, DPC360,
                           DPC540LE, DPC600LE, DPC2802, or DPC 2803,
                  ii)      Caterpillar G3306TA, G3406TA, G3508TALE, G342NA,
                           G342TA, G379NA, G379TA, G398NA, or G398TA

          b)      Compressor
                  i)       Ajax DPC180, DPC230, DPC280, DPC300, DPC360,
                           DPC540LE, DPC600LE, DPC2802, or DPC 2803 2 stage, or
                  ii)      Ariel JGA2, JGR2, JGE2, JGJ2, or JG4, 2 and 3 stage

                                                                Schedule 1
                                                                    to
                                                         Participation Agreement
                                                                          Page 2

         Range of Acquisition Costs    $128,000 to $480,000

         Horse Power Multiplier     $800


4) Standard Universal Compression 750 - 1,000 HP Rental Compressor Package with:
          a)      Natural Gas Driver
                  i)       Caterpillar G3512TALE or G3516TALE

          b)      Compressor
                  i)       Ariel JGK2 or JGT2, 2 stage
                  ii)      Ariel JGE4 or JGK4, 2 or 3 stage

         Range of Acquisition Costs  $450,000 to $600,000

         Horse Power Multiplier     $600


5) Standard Universal Compression 1200 - 1300 HP Rental Compressor Package with:
          a)      Natural Gas Driver
                  i)       Caterpillar G3516TALE, or
                  ii)      Waukesha 7042GL/GSI

          b)      Compressor
                  i)       Ariel JGE4 or JGK4, 2 or 3 stage

         Range of Acquisition Costs  $600,000 to $650,000

         Horse Power Multiplier     $500


6) Any other Item of Equipment as Lessor and Majority Lenders may agree in their sole discretion to include.

Each package includes air coolers, accessories (e.g., Piping, vessels, panels & skid materials), and labor.

                                                                      SCHEDULE 2
                                                                      ----------

                                  PRICING GRID
                                  ------------


   Guarantor
Leverage Ratio(1)    Equity Margin   Debt Margin   Availability Fee Rate
-----------------    -------------   -----------   ---------------------
    >5.5:1.0             525bps        325bps            50bps
>5.0:1.0<=5.5:1.0        500bps        300bps            50bps
>4.5:1.0<=5.0:1.0        475bps        275bps            50bps
>4.0:1.0<=4.5:1.0        450bps        250bps            50bps
>3.5:1.0<=4.0:1.0        425bps        225bps           37.5bps
    <=3.5:1.0            400bps        200bps           37.5bps


----------

1 For each Applicable Margin Period, the Leverage Ratio on the Test Date for such Applicable Margin Period.

     "Applicable Margin Period" means each period which shall commence on a date on which the financial statements are delivered pursuant to Section 9.5(a)(ii) or (i), as the case may be, and which shall end on the earlier of (a) the date of the actual delivery of the next financial statements pursuant to Section 9.5(a)(ii) or (iii), as the case may be, and (b) the latest date on which the next financial statements are required to be delivered pursuant to such Sections, provided that the first Applicable Margin Period shall commence on the Closing Date.

     "Test Date" means, with respect to any Applicable Margin Period, the last day of the most recent fiscal quarter of the Guarantor ended prior to the first day of such Applicable Margin Period.

                                                                      SCHEDULE 3

                            MAXIMUM ACQUISITION COST

                                  $200,000,000

                               LENDER COMMITMENTS


Aggregate Lender Commitments:  $194,000,000

Lender                               Lender Commitment ($)
------                               ---------------------
1.     Bankers Trust Company         $114,000,000
2.     First Union National Bank     $ 40,000,000
3.     Bank One, N.A.                $ 40,000,000


                         CERTIFICATE HOLDER COMMITMENTS


Aggregate Certificate Holder Commitments:  $6,000,000

Certificate Holder                           Certificate Holder Commitment ($)
------------------                           ---------------------------------
1.     Deutsche Bank AG, New York Branch     $6,000,000

                                                                      SCHEDULE 4

                        LENDERS' AND CERTIFICATE HOLDERS'
                            NOTICE ADDRESSES, PAYMENT
                      INSTRUCTIONS AND RESPONSIBLE OFFICERS

     Notices and payments shall be sent to each Lender and each Certificate Holder in accordance with the following unless a Lender or a Certificate Holder provides written notice otherwise to the Administrative Agent, the
                          Collateral Agent and Lessee.



Lender                              Addresses
-------------------------           ------------------------------------------
Bankers Trust Company               130 Liberty Street
                                    M.S. 2344
                                    New York, New York  10006
                                    Attn.:  Marcus Tarkington
                                    Tel:  (212) 250- 7684
                                    Fax:  (212) 250- 8693

First Union National Bank           301 South College Street
                                    Charlotte, NC 28288
                                    Attn: Robert Wateroff
                                    Tel:  (704) 374-6221
                                    Fax:  (704) 374-6249

Bank One, N.A.                      201 St. Charles Avenue
                                    29th Floor
                                    New Orleans, LA 70170
                                    Attn: Charles Freel, Jr.
                                    Tel:  (504) 623-1638
                                    Fax:  (504) 623-6555

Certificate Holder                  Addresses
------------------                  ---------

Deutsche Bank AG, New York Branch   31 West 52nd Street, Mail Stop 1411
                                    New York, NY  10019
                                    Attention: Robert Martorano, Jr., Director
                                               Global Asset Finance and Leasing
                                    Tel: (212) 469-7393
                                    Fax: (212) 469-7398

                                   SCHEDULE 5

                                      LIENS

1.   Liens created pursuant to the Revolver.

2. Equipment Lease, securing collateral consisting of commercial ice machines and ice bins in favor of Shackelford Incorporated, filed with the Secretary of State of Texas on June 15, 1998 and July 10, 1998 (# 122137, 140501).

3. Equipment purchase/consignment securing collateral consisting of all goods sold or consigned by Kaeser Compressors, Inc. to Universal Compression, Inc., and all proceeds derived therefrom in favor of Kaeser Compressors, Inc., filed with the Secretary of State of Texas on August 20, 1998 (#169345)

4. Master Lease Agreement dated as of July 19, 1999 between GE Capital Fleet Services and Universal Compression, Inc. securing collateral consisting of certain vehicles as more fully described in the agreement.

5. Lease Agreement dated as of July 19, 1999 between Societe Generale Financial Services and Universal Compression International, Ltd. and related documents securing collateral consisting of equipment described in Schedule A to the agreement.

All such Liens may be renewed or extended

                                   SCHEDULE 6

                                  INDEBTEDNESS

                                DEBT AGREEMENTS

                                                             Aggregate
                     Document                             Principal Amount                      Obligor(s)
-----------------------------------------------     ----------------------------   ------------------------------------
Revolver                                            $50,000,000                    Lessee (borrower)
                                                    (permitted)

                                                                                   Guarantor (guarantor)

                                                                                   Universal Compression
                                                                                   International, Inc. (guarantor)

Lease Agreement dated as of July 19, 1999           to be paid off promptly        Lessee (grantor), Universal
between Societe Generale Financial                  following the Effective Date   Compression International, Ltd.
Corporation as lessor and Universal                 and prior to any borrowing     (lessee), Uniwhale de Colombia EU
Compression International, Ltd. as lessee and       under the Credit Agreement     (sublessee) and Uniwhale Ltd.
related documents                                                                  (joint venturer)

Master Lease Agreement dated as of July 19,         $5,000,000                     Lessee (lessee)
1999 between GE Capital Fleet Services and
Universal Compression, Inc.

                                                    Contingent Obligations
                                                    ----------------------
                     Document                                                                   Obligor(s)
-----------------------------------------------     ----------------------------   ------------------------------------

Purchase Price Adjustment                                                          Lessee, Guarantor
Agreement dated as of September 18,
1997 among Holdings, the Lessee
and Tidewater Inc.

Acuerdo dated as of November 23,                                                   Lessee
1998 between Empresa Colombiana
de Gas - ECOGAS and Lessee.

Miscellaneous performance bonds,                                                   Lessee, Guarantor,
performance guaranties and similar                                                 Subsidiaries
Contingent Obligations none of
which constitute Indebtedness for
borrowed money and all of which
are permitted under Section 9.5(k)

All such Indebtedness may be extended, renewed or refinanced.

                                   SCHEDULE 7

                                  SUBSIDIARIES

===============================================================================================================
                Name                     Borrower Percentage                 Direct Owner
                                              Ownership
---------------------------------------------------------------------------------------------------------------
Universal Compression
International, Inc.                             100%             Universal Compression, Inc.
---------------------------------------------------------------------------------------------------------------
Universal Compression                                            Universal Compression International, Inc.
International, Ltd.                             100%
---------------------------------------------------------------------------------------------------------------
Universal Compression Finance
Company, Ltd.                                   100%             Universal Compression International, Ltd.
---------------------------------------------------------------------------------------------------------------
Universal Compression of Colombia, Ltd.         100%             Universal Compression International, Ltd.
---------------------------------------------------------------------------------------------------------------
Uniwhale, Ltd.                                   75%             50% Universal Compression of Colombia, Ltd.;

                                                                 25% Universal Compression International, Ltd.
---------------------------------------------------------------------------------------------------------------
Universal Compression de Venezuela
Unicom, C.A.                                    100%             Universal Compression, Inc.*
---------------------------------------------------------------------------------------------------------------
Universal Compression PTY Ltd.                  100%             Universal Compression, Inc.*
---------------------------------------------------------------------------------------------------------------
Universal Compression de
Mexico, S.A. de C.V.                            100%             99% Universal Compression International, Inc.;

                                                                 1% Universal Compression, Inc.
---------------------------------------------------------------------------------------------------------------

Spectrum Rotary Compression, Inc.               100%             Universal Compression, Inc.
===============================================================================================================

* To be dividended to Universal Compression International, Inc. or Universal Compression International, Ltd.

                                   SCHEDULE 8

                                   INSURANCE

                                  See Attached

                                  SCHEDULE 9

                                  ERISA Plans

                                     None.

                                   SCHEDULE 10

                              EXISTING INVESTMENTS


         Currently, existing net investment does not exceed $30,000,000. Includes Argentina, Colombia, Venezuela, Australia, Mexico and Cayman Islands. Net investment in restricted countries is approximately $14 million, subject to further review of Administrative Agent.

                                                                       EXHIBIT A


                                    [FORM OF]
                            BILL OF SALE AND RECEIPT


Wilmington Trust Company
    as Trustee of Universal Compression Trust (2000-1) under the Trust Agreement dated as of May 25, 2000


Ladies and Gentlemen:


         We refer to the Participation Agreement, dated as of May 30, 2000 (together with all schedules and exhibits thereto, the "Agreement") relating to the transfer by us to you of all rights, title and interest in certain Equipment. Terms used and not otherwise defined herein shall have the respective meaning given thereto in Appendix A to the Agreement.

         We hereby grant, bargain, sell, convey, transfer and set over unto you, your successors and assigns, all of our right and interest in and to the Items of Equipment, as more specifically described in Schedule 1 hereto (herein collectively called the "Items of Equipment").

         We hereby warrant and represent to you and your successors and assigns that we have good and marketable legal and beneficial title to, and good and lawful right to sell, the Items of Equipment, that the Items of Equipment are free and clear of any and all claims, liens, security interests and other encumbrances of any kind or nature whatsoever other than Permitted Liens and that upon the delivery of this Bill of Sale to you, you will have received all rights, title and interests in the Items of Equipment free and clear of any and all claims, liens, security interests and other encumbrances of any kind or nature whatsoever other than Permitted Liens and Lessor Liens. We covenant that we will defend your interest in the Items of Equipment against the claims and demands of all persons and will indemnify and hold harmless you and your successors and assigns from and against any and all losses, damages and expenses, including reasonable attorneys' fees, incurred by such, resulting from or relating to the breach by us of any representations or warranties contained herein.

         Possession of the Items of Equipment is being retained by us by virtue of a sale to you and a leaseback of an interest in the Items of Equipment from you. This Bill of Sale is made and given in good faith and not for the purpose of defrauding creditors or purchasers.


         The undersigned hereby transfers, grants, sells, and assigns to Lessor, its successors and assigns, all of its rights and interest in and on to the various agreements, contracts, warranties, purchase orders and requisitions relating to the purchase, procurement, design and assembly of each Item of Equipment. Notwithstanding the foregoing assignment, Lessor shall not be deemed to have assumed any liability to any equipment vendor by virtue of the foregoing transfer (or anything contained in the Participation Agreement or the other Operative Documents), Lessor's only obligation with respect to any Item of Equipment hereunder being to lease such Item to Lessee in accordance with the terms of the Operative Documents.

                                                                       Exhibit A
                                                                          Page 2

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed in its name by its duly authorized officer and its corporate seal to be affixed hereto this ____th day of ___, 200[ ].


                                       UNIVERSAL COMPRESSION, INC.


                                       By:
                                          -----------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT B-1


                     [FORM OF] CERTIFICATE OF SALE/LEASEBACK
                              EQUIPMENT RELATING TO
                       LEASE AGREEMENT SUPPLEMENT NO. ___


         This Certificate of Equipment is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Participation Agreement ("Participation Agreement"), dated as of May 30, 2000, among Universal Compression, Inc. ("Lessee"), Universal Compression Holdings, Inc., Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) and in its individual capacity, but only where so specified, Certificate Holders and Lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Bankers Trust Company, as Collateral Agent. Capitalized terms not otherwise defined herein have the meanings given in Appendix A to the Participation Agreement.

         Lessee hereby certifies that each Item of Equipment described in
         Schedule 1 to the form of Lease Agreement Supplement, such schedule delivered herewith and attached hereto, has been selected by, delivered to, inspected by, accepted by and purchased by it, is free and clear of all Liens other than Permitted Liens and Lessor Liens (if any), and the information contained on Schedule 1 to such Lease Agreement Supplement is true and correct.


Dated:
                                      UNIVERSAL COMPRESSION, INC.


                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:

ACKNOWLEDGED AND EQUIPMENT APPROVED/REJECTED BY:

Wilmington Trust Company not in its
individual capacity but solely as Trustee of Universal Compression Trust (2000-1) under
Trust Agreement dated as of May 25, 2000 as Lessor


By:
   -------------------------------
    Name:
    Title:

                                                                     EXHIBIT B-2


                       [FORM OF] CERTIFICATE OF EQUIPMENT
                     FOR ITEMS OF EQUIPMENT TO BE ASSEMBLED
                        RELATING TO LEASE SUPPLEMENT NO.


         This Certificate of Equipment for Items of Equipment to be Assembled pursuant to the Assembly Agency Agreement is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Participation Agreement ("Participation Agreement"), dated as of May 30, 2000 among Universal Compression, Inc. ("Lessee"), Universal Compression Holdings, Inc., Wilmington Trust Company, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) and in its individual capacity, but only where so specified, Lenders and Certificate Holders from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Bankers Trust Company, as Collateral Agent. Capitalized terms not otherwise defined herein have the meanings given in Appendix A to the Participation Agreement.

         Lessee hereby certifies that:

         1.       For each Item of Equipment to be assembled,

                  (a) each Item of Equipment described in Schedule 1 to the form of Lease Agreement Supplement, such schedule delivered herewith and attached hereto, is free and clear of all Liens other than Permitted Liens and Lessor Liens (if any) and the information contained in Schedule 1 to such Lease Agreement Supplement is true and correct; and

                  (b)      the information about the Components set forth on
                           Schedule 1 hereto is true and correct.

         2. The funding requested in the Funding Notice with respect to the Items of Equipment described in Schedule 1 to the form of Lease Agreement Supplement, such schedule attached hereto, shall be to reimburse Lessee for monies paid to the vendors of natural gas drivers, compressors or air coolers or for monies paid or obligations incurred by Lessee with respect to the labor expenses or other parts and expenses necessary to assemble the Items of Equipment.

                                                                     Exhibit B-2
                                                                          Page 2


Dated:
                                UNIVERSAL COMPRESSION, INC.


                                By:
                                   ----------------------------
                                    Name:
                                    Title:

ACKNOWLEDGED AND EQUIPMENT APPROVED/REJECTED BY:

Wilmington Trust Company not in its
individual capacity but solely as Trustee of Universal Compression Trust (2000-1) under the Trust Agreement dated as of May 25, 2000 as Lessor


By:
   ----------------------------
   Name:
   Title:

                                                                      SCHEDULE 1
                                                                  TO EXHIBIT B-2


Serial Number of Item to Be Assembled:  [__________]

         -   Estimated date of completion

         -   Components for which costs are being reimbursed:

               Manufacturer
Type           Serial Number            Acquisition Cost ($)
----           -------------            --------------------

                                                                       EXHIBIT C


                          [FORM OF] FUNDING NOTICE AND
                      INSTRUCTIONS RE FUNDS ON FUNDING DATE


         Reference is made to the Participation Agreement ("Participation Agreement") dated as of May 30, 2000 among Universal Compression, Inc., Universal Compression Holding, Inc., Wilmington Trust Company, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) and in its individual capacity, but only where so specified, Lenders and Certificate Holders from time to time party thereto, Bankers Trust Company, as Administrative Agent and Bankers Trust Company, as Collateral Agent ("Collateral Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement.

         1. Universal Compression Inc. (the "Lessee") hereby gives irrevocable notice to each other party hereto that:

         (a) on [___________], a [LIBOR Banking Day], (the "Proposed Funding Date") we propose to transfer or seek reimbursement with respect to and lease from Lessor the Equipment identified on Lease Agreement Supplement No. [___] in accordance with the terms of the Participation Agreement and Lease Agreement;

         (b) the aggregate Acquisition Costs for such Equipment is $[__________];

         (c) Lessee requests (i) the Certificate Holders to deposit $[___________] (the "Equity Amount") into the Collateral Agent Account before 12:00 noon (New York City time) on the Proposed Funding Date and (ii) the Lenders to make Loans in the aggregate amount of $[______________] (the "Debt Amount") and to deposit, or cause to be deposited, such amount into the Collateral Agent Account before 12:00 noon (New York City time) on the Proposed Funding Date;

         (d) Lessee has selected a [___] month Lease Payment Period in accordance with Section 5 of the Participating Agreement; and

         (e) upon deposit into the Collateral Agent Account of the entire Equity Amount and the Debt Amount, such proceeds should be wire transferred to [____________].

         2. Lessee hereby represents and warrants as of the date hereof for the benefit of each party to the Participation Agreement that:

         (a) this Funding Notice complies with all the limitations and conditions set forth in Section 3.1 of the Participation Agreement;

         (b)      No Lease Default or Lease Event of Default has occurred; and

         (c) the representations and warranties of Lessee and Guarantor set forth in Sections 2.1, 2.2 and 2.3 of the Participation Agreement are true and correct in all material respects as of the date hereof and shall continue to be true and correct on the

                                                                       Exhibit C
                                                                          Page 2

                  Proposed Funding Date, requested hereby, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such date;



                                      UNIVERSAL COMPRESSION, INC.,
                                          as Lessee



                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D

                        [FORM OF] COMPLETION CERTIFICATE


         Reference is made to the Participation Agreement ("Participation Agreement") dated as of May 30, 2000 among Universal Compression, Inc. (the "Lessee"), Universal Compression Holding, Inc., Wilmington Trust Company, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) and in its individual capacity, but only where so specified, the Lenders and Certificate Holders from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Bankers Trust Company, as Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement.

         Lessee, in its capacity as Assembly Agent under the Assembly Agency Agreement, dated as of May 30, 2000 between Lessee and Lessor hereby certifies, with respect to each Item of Equipment listed on Schedule 1 attached hereto, that:

         (a) the acquisition, construction and assembly of such Item of Equipment was financed with the proceeds of funds advanced by or on behalf of Lessor;

         (b) such Item of Equipment (i) is fully operational, (ii) has been completed in accordance with its design specifications, and
                  (iii) is in compliance with all governmental and environmental regulations;

         (c) such Item is free and clear of all liens, encumbrances, and rights of others (other than Permitted Liens and Lessor Liens, if any); and

         (d) included on Schedule 1 attached hereto are the estimates of fair market value and Residual Value for each such Item of Equipment.

                  The undersigned hereby transfers, grants, sells, and assigns to Lessor, its successors and assigns, all of its rights and interest in and on to the various agreements, contracts, warranties, purchase orders and requisitions relating to the purchase, procurement, design and assembly of each Item of Equipment. Notwithstanding the foregoing assignment, Lessor shall not be deemed to have assumed any liability to any equipment vendor by virtue of the foregoing transfer (or anything contained in the Participation Agreement or the other Operative Documents), Lessor's only obligation with respect to any Item of Equipment hereunder being to finance such Item and permit Lessee to use such
Item in accordance with the terms of the Operative Documents.

                                                                       Exhibit D
                                                                          Page 2


         IN WITNESS WHEREOF, LESSEE has caused this Completion Certificate to be executed in its name this ______ day of ________, 2000.


                                      UNIVERSAL COMPRESSION, INC.
                                        as Lessee and Assembly Agent

                                      By:
                                          -----------------------------
                                            Name:
                                            Title: